UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09451
                                                     ---------------------

             Nuveen Massachusetts Dividend Advantage Municipal Fund
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               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                          [LOGO]
                                                                  NUVEEN
                                                                     INVESTMENTS

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
May 31, 2010

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
--------------------------  ------------------------  --------------------------  --------------------------
NUVEEN CONNECTICUT          NUVEEN CONNECTICUT        NUVEEN CONNECTICUT          NUVEEN CONNECTICUT
PREMIUM INCOME              DIVIDEND ADVANTAGE        DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND            MUNICIPAL FUND 2            MUNICIPAL FUND 3
NTC                         NFC                       NGK                         NGO

--------------------------  ------------------------  --------------------------  --------------------------
NUVEEN MASSACHUSETTS        NUVEEN MASSACHUSETTS      NUVEEN INSURED              NUVEEN MISSOURI
PREMIUM INCOME              DIVIDEND ADVANTAGE        MASSACHUSETTS TAX-FREE      PREMIUM INCOME
MUNICIPAL FUND              MUNICIPAL FUND            ADVANTAGE MUNICIPAL FUND    MUNICIPAL FUND
NMT                         NMB                       NGX                         NOM

                                                                          May 10

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                                          [LOGO]
                                                                  NUVEEN
                                                                     INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
July 22, 2010

                                                            Nuveen Investments 1

Portfolio Managers' Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) Nuveen Missouri Premium Income Municipal Fund (NOM)

PORTFOLIO MANAGERS CATHRYN STEEVES AND SCOTT ROMANS REVIEW ECONOMIC AND MUNICIPAL MARKET CONDITIONS AT THE NATIONAL AND STATE LEVELS, KEY INVESTMENT STRATEGIES AND THE TWELVEMONTH PERFORMANCE OF THESE EIGHT NUVEEN FUNDS. CATHRYN, WHO JOINED NUVEEN IN 1996, HAS MANAGED THE CONNECTICUT AND MASSACHUSETTS FUNDS SINCE 2006. SCOTT, WHO HAS BEEN WITH NUVEEN SINCE 2000, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NOM IN 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MAY 31, 2010?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its June 2010 meeting (following the end of this reporting period), the central bank renewed its pledge to keep the fed funds rate "exceptionally low" for an "extended period." As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In recent months, these and other measures taken by the Fed and the government to ease the economic recession have produced some incipient signs of improvement. In the first quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%. This marked the first time since 2007 that the economy managed to string together three consecutive positive quarters. Housing also provided something of a bright spot, as the average home price gained 3.8% for the twelve months ended April 2010, the largest year-over-year increase since September 2006. At the same time, inflation continued to be relatively tame, as the

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Consumer Price Index (CPI) rose 2.0% year-over-year as of May 2010, driven mainly by increased prices for gasoline and fuel oil. The core CPI (which excludes food and energy) rose 0.9% over the year, the slowest pace since 1966 and within the Fed's official objective of 2.0% or lower for this measure. While labor markets remained weak, recent months saw some improvement. As of May 2010, the national unemployment rate was 9.7%, up from 9.4% in May 2009 but below the 26-year high of 10.1% in October 2009.

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt, due in part to the introduction of the Build America Bond program in 2009. Build America Bonds are a new class of taxable municipal debt, created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the security's interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. During the twelve months ended May 31, 2010, taxable Build America Bonds issuance totaled $95.9 billion, accounting for over 22% of new bonds issued in the municipal market.

Over the twelve months ended May 31, 2010, municipal bond issuance nationwide--both tax-exempt and taxable--totaled $428.1 billion, an increase of 17% compared with the twelve-month period ended May 31, 2009. Although total municipal issuance rose during this twelve months, supply actually would have fallen approximately 9% without the Build America Bonds issuance. Demand for tax-exempt bonds remained strong during this period, supported in part by the prospect of higher tax rates in the future. Combined with the lower supply of tax-exempt bonds, this provided support for municipal bond prices.

HOW WERE THE ECONOMIC AND MARKET CONDITIONS IN CONNECTICUT, MASSACHUSETTS, AND MISSOURI DURING THIS PERIOD?

Over the past twelve months, Connecticut's economy was led by the education and health services, government, professional and business services, and retail trade sectors. As home to 45 colleges and universities, the state serves as a center for research and development facilities and high-tech industries, including bioscience, aerospace, medical technology and defense. Despite the economic recession, the education and health services sector continued to add jobs, as did the leisure and hospitality sectors in the state. However, Connecticut remained heavily reliant on manufacturing, where job losses continued to mount. As of May 2010, the unemployment rate in Connecticut was 8.9%, up from 8.2% in May 2009 but below its recent high of 9.2% in March 2010. On a more positive note, home prices in the state, while considerably below their 2007 peak, have posted modest gains in recent months, and residential construction has firmed. As of May 2010, Moody's, Standard & Poor's (S&P) and Fitch rated Connecticut general obligation debt at Aa2/AA/AA, respectively. Moody's assigned a negative outlook to the state, while S&P and Fitch maintained stable outlooks. Issuance of municipal debt in Connecticut during the twelve months ended May 31, 2010, totaled $7.0 billion, an increase of 15.5% over the previous twelve months.

The Massachusetts economy remained relatively diverse, with growth led by education and health services, professional and business services, government and retail trade.

                                                            Nuveen Investments 3

Half of Massachusetts's ten largest employers were medical centers or universities, and the education and health services sectors accounted for almost 20% of the commonwealth's economy, compared with 14% nationally. The education and health services sectors continued to add jobs even as other sectors turned negative, adding stability in the area of employment. As of May 2010, the jobless rate in Massachusetts had risen to 9.2% from 8.2% in May 2009, but remained below the recent high of 9.5% in early 2010. While certain sectors of the commonwealth's economy, notably construction and manufacturing, have been under pressure from the recession, Massachusetts has fared better economically than many other states. The $27 billion fiscal 2011 budget cut aid to local governments by 4%, reduced funding for higher education, but included no new taxes. As of May 2010, Moody's, S&P and Fitch rated Massachusetts general obligation debt at Aa1/AA/AA+, respectively, with stable outlooks. For the twelve months ended May 31, 2010, new municipal supply in Massachusetts totaled $12.6 billion, an increase of 2% from the previous twelve months, making the commonwealth the sixth largest state issuer in the nation.

Although characterized by a high level of industrial diversity, Missouri's economy has remained largely centered on manufacturing. With the recession-related decline in consumer spending and a significant drop in demand for durable goods, both domestically and abroad, employment in the state's manufacturing sector, especially the auto industry, suffered major losses and prospects for new jobs have remained limited. In May 2010, the jobless rate in Missouri was 9.3%, down slightly from 9.4% in May 2009 and below the recent high of 9.7% seen during the third quarter of 2009. In response to the employment situation, Missouri has focused recent efforts on transitioning part of its economy away from traditional manufacturing jobs into the development of the biotechnology and alternative energy industries. For fiscal 2011, the $23.8 billion state budget focuses on job creation, education, and health care. Missouri's tax structure currently provides companies with some of the most favorable tax conditions in the country, an important advantage in attracting businesses to the state. As of May 2010, Moody's, S&P, and Fitch maintained their ratings on Missouri general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks, reflecting the state's conservative fiscal management and low debt burden. During the twelve months ended May 31, 2010, municipal issuance in Missouri was up 65% from the previous twelve-month period, to $7.7 billion.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As previously mentioned, the availability of tax-exempt bonds declined nationally during this period, due in part to the introduction of taxable Build America Bonds in April 2009. Build America Bond issuance over this period, represented approximately 15% of municipal supply in Connecticut, 20% in Massachusetts and 22% in Missouri. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for these Funds.

4 Nuveen Investments

In NGX, the tighter supply situation was compounded by the severe decline in issuance of AAA-rated insured bonds. Over the past year, new insured paper accounted for approximately 6% of issuance nationwide, compared with more than 12% a year earlier and recent historical levels of approximately 50%. In response to this situation, the Funds' Board of Trustees approved changes to NGX's investment policies that increased its investment flexibility while retaining the insured nature of its portfolio. NGX can now invest at least 80% of its net assets in municipal securities that are covered by insurance from insurers with a claims-paying ability rated at least BBB- at the time of purchase. In addition, the Fund may also invest up to 20% of its net assets in uninsured investment-grade credits rated BBB- or higher. The investment policy changes are discussed in more detail on page eleven.

Despite the constrained issuance on tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In the Connecticut Funds, we found value in several areas of the market, including health care, housing and dedicated tax bonds. In addition, NTC bought Connecticut general obligation (GO) bonds and NGO added higher education credits. The Massachusetts Funds also purchased health care and higher education bonds as well as credits issued for continuing care retirement centers (long-term care). We also added bonds issued for WGBH, Boston's public broadcasting service. In Missouri, we purchased higher quality school district GOs, lower-rated health care bonds, and both insured and uninsured airport revenue bonds.

Some of our investment activity during this period was driven by opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Refunding issues also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years or more. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds. During this period, the Connecticut and Massachusetts Funds generally focused on bonds in the 25-year to 30-year part of the yield curve offering 5% coupons or higher. These bonds helped us to maintain the Funds' durations within our target range and also rewarded investors as the yield curve remained relatively steep.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In NMT, we also trimmed our position in bonds with shorter maturities. On the

                                                            Nuveen Investments 5
whole, however, selling was relatively limited during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of May 31, 2010, all eight Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration management as well as income and total return enhancement.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 5/31/10

                                                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------------------------------
CONNECTICUT FUNDS
NTC                                                                           12.49%    4.36%     6.95%
NFC                                                                           11.34%    4.72%      N/A
NGK                                                                           10.69%    4.69%      N/A
NGO                                                                           11.66%    4.24%      N/A

Standard & Poor's (S&P) Connecticut Municipal Bond Index(2)                    6.35%    4.23%     5.59%

Standard & Poor's (S&P) National Municipal Bond Index(3)                       9.27%    4.31%     5.85%

Lipper Other States Municipal Debt Funds Average(4)                           14.35%    4.04%     6.78%

MASSACHUSETTS FUNDS
NMT                                                                           15.03%    4.38%     6.64%
NMB                                                                           12.50%    3.90%      N/A

Standard & Poor's (S&P) Massachusetts Municipal Bond Index(2)                  7.67%    4.70%     6.09%

Standard & Poor's (S&P) National Municipal Bond Index(3)                       9.27%    4.31%     5.85%

Lipper Other States Municipal Debt Funds Average(4)                           14.35%    4.04%     6.78%

MISSOURI FUND
NOM                                                                           14.69%    3.38%     6.41%

Standard & Poor's (S&P) National Municipal Bond Index(3)                       9.27%    4.31%     5.85%

Lipper Other States Municipal Debt Funds Average(4)                           14.35%    4.04%     6.78%

INSURED MASSACHUSETTS FUND
NGX                                                                           11.61%    4.53%      N/A

Standard & Poor's (S&P) Massachusetts Municipal Bond Index(2)                  7.67%    4.70%     6.09%

Standard & Poor's (S&P) National Insured Municipal Bond Index(3)               9.13%    4.23%     6.09%

Lipper Single State Insured Municipal Debt Funds Average(5)                   12.76%    4.00%     6.68%
--------------------------------------------------------------------------------------------------------

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1 An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2 The Standard & Poor's (S&P) Municipal Bond Indexes for Connecticut and Massachusetts are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Connecticut and Massachusetts municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3 The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market, while the S&P National Insured Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market. There is no S&P state municipal bond index for Missouri. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

4 The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

5 The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

6 Nuveen Investments

For the twelve months ended May 31, 2010, the total returns on common share net asset value (NAV) for all seven of the Connecticut and Massachusetts Funds exceeded the returns for their respective state's Standard & Poor's (S&P) Municipal Bond Index. The seven uninsured Funds outperformed the S&P National Municipal Bond Index, and NGX outperformed the S&P National Insured Municipal Bond Index. For the same period, NMT and NOM exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while the four Connecticut Funds and NMB lagged this Lipper average, NGX trailed the average return for the Lipper Single State Insured Municipal Debt Funds Average. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor during this period. The impact of structural leverage is discussed in more detail on page eight.

During this period, bonds with longer maturities generally outperformed those with shorter maturities, with bonds at the longest end of the yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, NTC, NMT, NMB, and NOM were the best positioned in terms of yield curve positioning and duration. In NGX, which had the shortest duration among the Massachusetts Funds, yield curve positioning and duration was also a positive contributor to performance, but on a smaller scale than in NMT and NMB. The performances of NFC, NGK and NGO were restrained by their overweightings in the underperforming short end of the yield curve. Some of this overweight was due to the fact that much of the issuance in Connecticut came to market with shorter maturities. NTC, on the other hand, had a longer duration as the result of more bond calls and reinvestment at the longer end of the curve, which benefited its performance.

Credit exposure also played an important role in the performance of these Funds. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to the Build America Bond program. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performance benefited from their allocations to lower quality credits. All of the Funds except NGX were overweighted in lower-rated bonds, and several Funds also were underweighted in bonds rated AAA, which further boosted their performance. As an insured Fund, NGX had the smallest exposure to lower-rated and non-rated credits and, together with NGK and NFC, the largest allocation of AAA bonds. This overall higher credit quality hampered NGX's relative performance for the period.

                                                            Nuveen Investments 7

Overall, sector allocations were a positive factor for the Funds' performance during this period. Holdings that generally contributed to the Funds' returns included industrial development revenue (IDR) and health care bonds, both of which exceeded the overall municipal market return by substantial margins. Revenue bonds as a whole performed well, with transportation, housing and special tax among the other sectors that outperformed the general municipal market for this period. Zero coupon bonds also were among the strongest performers. All of these Funds benefited from their overweights in health care and the returns of the Connecticut and Massachusetts Funds were enhanced by their overexposures to housing. The Massachusetts Funds also had an overweighting to IDRs and bonds in the other revenue category, specifically dedicated tax credits.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Among the revenue sectors, education, electric utilities, water and sewer and resource recovery trailed the overall municipal market by small margins, while many general obligation and other tax-supported bonds also failed to keep pace with the market for the twelve months. NFC, NGK, NGO, NGX and NOM all were overweighted in pre-refunded bonds relative to the market, with NGO and NGX having the highest allocations. The Connecticut and Massachusetts Funds also had heavy exposures to higher education credits, which underperformed due to their higher credit quality. On the other hand, all of these Funds were underweighted in tax-supported securities, which lessened the impact of the underperformance of these bonds.

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008.

8 Nuveen Investments

This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some funds have utilized tender option bonds
(TOBs), also known as floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund's portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

At the time this report was prepared, thirty Nuveen leveraged closed-end funds received a demand letter from a law firm on behalf of some common shareholders of each fund alleging that Nuveen and the fund's officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the fund's ARPS. After an extensive independent review, on July 14, 2010, the Board of Directors/Trustees announced that each fund had rejected the demands contained in the letters. As a result, the Board of Directors/Trustees has resumed consideration of additional ARPS refinancing. Any future determinations by the Board of Directors/Trustees to refinance a specific fund's ARPS will continue to be based upon a review of the fund's specific circumstances, considering, among other factors, the availability and terms of potential alternative sources of leverage, the receipt of applicable ratings and other necessary approvals for such alternative sources of leverage, and overall market conditions.

                                                            Nuveen Investments 9

As of May 31, 2010, the amount of ARPS redeemed by the Funds are as shown in the accompanying table.

                                                AUCTION RATE      % OF ORIGINAL
                                            PREFERRED SHARES       AUCTION RATE
FUND                                                REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NTC                                              $22,575,000              58.9%
NFC                                              $19,500,000             100.0%
NGK                                              $17,500,000             100.0%
NGO                                              $32,000,000             100.0%
NMT                                              $19,600,000              57.7%
NMB                                              $15,000,000             100.0%
NGX                                              $20,500,000             100.0%
--------------------------------------------------------------------------------

As of May 31, 2010, the Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table. (Refer to Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies and Footnote 4 - Fund Shares for further details on MTP Shares.)

                                                                     MTP SHARES
FUND                                                       AT LIQUIDATION VALUE
--------------------------------------------------------------------------------
NTC                                                                 $18,300,000
NFC                                                                 $20,470,000
NGK                                                                 $16,950,000
NGO                                                                 $32,000,000
NMT                                                                 $20,210,000
NMB                                                                 $14,725,000
NGX                                                                 $22,075,000
--------------------------------------------------------------------------------

During this twelve-month reporting period, NOM filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register MTP Shares. This registration statement, declared effective by the SEC, enables the Fund to issue to the public MTP shares to refinance all or a portion of its outstanding ARPS. The issuance of MTP Shares by the Fund is subject to market and other conditions. There is no assurance that these MTP Shares will be issued.

As of May 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $4.4 billion of the approximately $11.0 billion originally outstanding. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

10 Nuveen Investments

RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS

As a result of the "credit crunch" that began in 2007 and that led to the financial crisis that peaked in late 2008, the financial strength ratings assigned to most municipal bond insurers have been downgraded by the primary ratings agencies. These ratings downgrades generally have reduced, and any additional ratings downgrades may further reduce, the effective rating of many of the bonds insured by those bond insurers, including bonds held by the funds. This in turn has sharply reduced, and in some cases may have eliminated, the value provided by such insurance. Nonetheless, the insured funds' holdings continue to be well diversified and on the whole, the underlying credit quality of its holdings, including NGX, are of medium to high quality. It is also important to note that municipal bonds historically have had a very low rate of default.

On May 3, 2010, the funds' Board of Directors/Trustees approved changes to each insured Fund's investment policies. The Board of Directors/Trustees took this action in response to the continuing challenges faced by municipal bond insurers. The changes to each fund's investment policies are intended to increase the fund's investment flexibility in pursuing its investment objective, while retaining the insured nature of its portfolio.

The changes, effective immediately, provide that under normal circumstances, the insured funds invest at least 80% of their managed assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which each fund invests will be rated investment grade at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%.

                                                           Nuveen Investments 11

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended May 31, 2010, NGK, NMB and NOM each had three monthly dividend increases and NTC, NFC, NGO, NMT and NGX each had two monthly dividend increases.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions at the end of December 2009 as follows:

                                                        SHORT-TERM CAPITAL GAINS
                              LONG-TERM CAPITAL GAINS     AND/OR ORDINARY INCOME
FUND                                      (PER SHARE)                (PER SHARE)
--------------------------------------------------------------------------------
NTC                                           $0.0041                         --
NMB                                                --                    $0.0283
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2010, all eight Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

12 Nuveen Investments

As of May 31, 2010, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                                              5/31/10       TWELVE-MONTH AVERAGE
FUND                           (+)PREMIUM/(-)DISCOUNT     (+)PREMIUM/(-)DISCOUNT
--------------------------------------------------------------------------------
NTC                                            -4.26%                     -2.77%
NFC                                            +2.55%                     +1.69%
NGK                                            +7.86%                     +3.44%
NGO                                            -2.63%                     -2.58%
NMT                                            +3.11%                     -0.82%
NMB                                            -1.95%                     +0.94%
NGX                                            +7.34%                     +3.26%
NOM                                           +21.77%                    +10.86%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NTC Performance OVERVIEW | Nuveen Connecticut Premium Income Municipal Fund
                         | as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 13.94
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.56
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.26%
--------------------------------------------------------------------------------
Market Yield                                                               5.08%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.43%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $78,106
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.74
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.25
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                              9.76%                 12.49%
--------------------------------------------------------------------------------
5-Year                                              2.84%                  4.36%
--------------------------------------------------------------------------------
10-Year                                             5.85%                  6.95%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          25.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.7%
--------------------------------------------------------------------------------
Health Care                                                                11.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.4%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.5%
--------------------------------------------------------------------------------
Utilities                                                                   5.6%
--------------------------------------------------------------------------------
Other                                                                       5.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          40%
AA                                                                           22%
A                                                                            19%
BBB                                                                          12%
BB or Lower                                                                   1%
N/R                                                                           6%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                   [BAR CHART]

Jun                                                                     $ 0.0535
Jul                                                                     $ 0.0535
Aug                                                                     $ 0.0535
Sep                                                                     $  0.058
Oct                                                                     $  0.058
Nov                                                                     $  0.058
Dec                                                                     $  0.059
Jan                                                                     $  0.059
Feb                                                                     $  0.059
Mar                                                                     $  0.059
Apr                                                                     $  0.059
May                                                                     $  0.059

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/2009                                                               $    13.3
                                                                       $   12.65
                                                                       $   12.51
                                                                       $   12.53
                                                                       $    12.5
                                                                       $   12.61
                                                                       $   13.03
                                                                       $  12.806
                                                                       $   13.11
                                                                       $   13.42
                                                                       $   13.25
                                                                       $    13.4
                                                                       $   13.82
                                                                       $   13.98
                                                                       $ 13.6759
                                                                       $ 13.6901
                                                                       $  14.084
                                                                       $ 14.2788
                                                                       $   14.66
                                                                       $   14.39
                                                                       $   13.96
                                                                       $ 13.7299
                                                                       $   13.84
                                                                       $   13.86
                                                                       $   13.55
                                                                       $   13.76
                                                                       $   13.94
                                                                       $   13.81
                                                                       $   13.95
                                                                       $   13.96
                                                                       $   13.87
                                                                       $   13.67
                                                                       $   13.85
                                                                       $      14
                                                                       $   13.82
                                                                       $   13.95
                                                                       $   13.97
                                                                       $   14.11
                                                                       $ 14.0499
                                                                       $   14.21
                                                                       $   14.03
                                                                       $      14
                                                                       $   13.88
                                                                       $   14.03
                                                                       $   14.01
                                                                       $      14
                                                                       $   13.93
                                                                       $   13.95
                                                                       $   13.96
                                                                       $   13.89
                                                                       $   13.95
                                                                       $   13.85
                                                                       $   13.94
5/31/2010                                                              $   13.94

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3 The Fund paid shareholders capital gains distributions in December 2009 of $0.0041 per share.

14 Nuveen Investments

NFC Performance OVERVIEW | Nuveen Connecticut Dividend Advantage Municipal Fund
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          45%
AA                                                                           24%
A                                                                            14%
BBB                                                                           8%
BB or Lower                                                                   2%
N/R                                                                           7%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $ 0.057
Jul                                                                      $ 0.057
Aug                                                                      $ 0.057
Sep                                                                      $  0.06
Oct                                                                      $  0.06
Nov                                                                      $  0.06
Dec                                                                      $ 0.064
Jan                                                                      $ 0.064
Feb                                                                      $ 0.064
Mar                                                                      $ 0.064
Apr                                                                      $ 0.064
May                                                                      $ 0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   13.75
                                                                       $   13.78
                                                                       $  13.574
                                                                       $   14.22
                                                                       $   14.45
                                                                       $   14.49
                                                                       $   13.96
                                                                       $   14.25
                                                                       $    14.6
                                                                       $    14.5
                                                                       $   14.45
                                                                       $ 14.5235
                                                                       $   14.66
                                                                       $   14.76
                                                                       $   14.63
                                                                       $   15.25
                                                                       $    14.9
                                                                       $   15.15
                                                                       $  15.188
                                                                       $   15.33
                                                                       $   15.25
                                                                       $   15.13
                                                                       $   15.09
                                                                       $   14.45
                                                                       $    14.1
                                                                       $   14.42
                                                                       $   14.49
                                                                       $   14.47
                                                                       $ 15.3307
                                                                       $  15.195
                                                                       $   14.69
                                                                       $   14.51
                                                                       $   14.46
                                                                       $  14.324
                                                                       $   14.65
                                                                       $   15.05
                                                                       $   14.86
                                                                       $   14.98
                                                                       $   15.01
                                                                       $ 15.3099
                                                                       $    15.1
                                                                       $  15.175
                                                                       $ 15.2474
                                                                       $    14.9
                                                                       $   15.22
                                                                       $   15.32
                                                                       $   15.35
                                                                       $   15.27
                                                                       $   15.57
                                                                       $   15.25
                                                                       $   15.41
                                                                       $   15.48
                                                                       $ 15.2901
5/31/10                                                                $ 15.2901

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.29
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.91
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.55%
--------------------------------------------------------------------------------
Market Yield                                                               5.02%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.34%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $38,532
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.49
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.12
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                              16.92%                11.34%
--------------------------------------------------------------------------------
5-Year                                               4.72%                 4.72%
--------------------------------------------------------------------------------
Since Inception                                      5.63%                 6.06%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          26.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.5%
--------------------------------------------------------------------------------
Health Care                                                                 9.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.8%
--------------------------------------------------------------------------------
Other                                                                      10.5%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 15

NGK Performance OVERVIEW | Nuveen Connecticut Dividend Advantage Municipal
                         | Fund 2
                         | as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 16.20
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 15.02
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  7.86%
--------------------------------------------------------------------------------
Market Yield                                                               4.89%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.15%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $34,833
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.53
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.15
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                              19.15%                10.69%
--------------------------------------------------------------------------------
5-Year                                               5.78%                 4.69%
--------------------------------------------------------------------------------
Since Inception                                      6.67%                 6.34%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          22.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.1%
--------------------------------------------------------------------------------
Health Care                                                                 9.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.3%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.3%
--------------------------------------------------------------------------------
Utilities                                                                   5.0%
--------------------------------------------------------------------------------
Other                                                                       8.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          51%
AA                                                                           19%
A                                                                             8%
BBB                                                                           9%
BB or Lower                                                                   2%
N/R                                                                          11%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $ 0.059
Jul                                                                      $ 0.059
Aug                                                                      $ 0.059
Sep                                                                      $ 0.062
Oct                                                                      $ 0.062
Nov                                                                      $ 0.062
Dec                                                                      $ 0.065
Jan                                                                      $ 0.065
Feb                                                                      $ 0.065
Mar                                                                      $ 0.066
Apr                                                                      $ 0.066
May                                                                      $ 0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $ 14.2001
                                                                       $  14.783
                                                                       $ 14.5001
                                                                       $    14.9
                                                                       $   14.07
                                                                       $    14.5
                                                                       $ 14.7499
                                                                       $   14.41
                                                                       $   14.79
                                                                       $    14.9
                                                                       $  15.473
                                                                       $    15.5
                                                                       $  15.445
                                                                       $    15.4
                                                                       $  15.025
                                                                       $   15.06
                                                                       $ 15.2432
                                                                       $   15.52
                                                                       $   15.87
                                                                       $   15.97
                                                                       $   15.56
                                                                       $   14.76
                                                                       $   15.05
                                                                       $  14.579
                                                                       $   15.06
                                                                       $   15.31
                                                                       $   14.93
                                                                       $   14.66
                                                                       $   15.54
                                                                       $      15
                                                                       $   14.95
                                                                       $    14.7
                                                                       $    15.3
                                                                       $   15.01
                                                                       $   14.65
                                                                       $   14.77
                                                                       $  15.058
                                                                       $      15
                                                                       $   15.15
                                                                       $   15.37
                                                                       $  15.491
                                                                       $  15.575
                                                                       $   15.65
                                                                       $  15.765
                                                                       $   16.24
                                                                       $    15.9
                                                                       $ 16.0499
                                                                       $   15.76
                                                                       $   16.05
                                                                       $   15.75
                                                                       $   15.45
                                                                       $  15.656
                                                                       $    16.2
5/31/10                                                                $    16.2

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

16 Nuveen Investments

NGO Performance OVERVIEW | Nuveen Connecticut Dividend Advantage Municipal
                         | Fund 3
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          35%
AA                                                                           29%
A                                                                            14%
BBB                                                                           9%
BB or Lower                                                                   2%
N/R                                                                          11%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $ 0.051
May                                                                      $ 0.051
Jul                                                                      $ 0.051
Aug                                                                      $ 0.056
Sep                                                                      $ 0.056
Oct                                                                      $ 0.056
Nov                                                                      $  0.06
Dec                                                                      $  0.06
Jan                                                                      $  0.06
Feb                                                                      $  0.06
Mar                                                                      $  0.06
Apr                                                                      $  0.06

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   13.01
                                                                       $   12.97
                                                                       $   13.02
                                                                       $   12.47
                                                                       $   12.63
                                                                       $    13.1
                                                                       $   13.05
                                                                       $    12.9
                                                                       $   13.05
                                                                       $   13.14
                                                                       $ 13.3083
                                                                       $   13.41
                                                                       $    13.6
                                                                       $ 13.7305
                                                                       $   13.69
                                                                       $   13.73
                                                                       $   13.94
                                                                       $  14.224
                                                                       $   14.13
                                                                       $ 13.9474
                                                                       $    13.7
                                                                       $   13.71
                                                                       $    13.7
                                                                       $   13.93
                                                                       $   13.59
                                                                       $  13.466
                                                                       $ 13.2499
                                                                       $   13.44
                                                                       $   13.75
                                                                       $    13.7
                                                                       $   13.76
                                                                       $   13.52
                                                                       $   13.59
                                                                       $    13.9
                                                                       $   13.75
                                                                       $   14.01
                                                                       $   14.05
                                                                       $   14.05
                                                                       $   14.09
                                                                       $  13.942
                                                                       $   13.82
                                                                       $ 13.9368
                                                                       $   13.99
                                                                       $   14.12
                                                                       $      14
                                                                       $ 14.1002
                                                                       $  14.128
                                                                       $ 14.1001
                                                                       $ 14.2599
                                                                       $ 14.4099
                                                                       $ 14.1281
                                                                       $    14.2
                                                                       $   14.06
5/31/10                                                                $   14.06

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 14.06
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.44
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.63%
--------------------------------------------------------------------------------
Market Yield                                                               5.12%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.49%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $63,059
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.72
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.51
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/26/02)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                               13.26%               11.66%
--------------------------------------------------------------------------------
5-Year                                                4.17%                4.24%
--------------------------------------------------------------------------------
Since Inception                                       4.18%                5.04%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.4%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.9%
--------------------------------------------------------------------------------
Health Care                                                                 8.6%
--------------------------------------------------------------------------------
Long-Term Care                                                              7.5%
--------------------------------------------------------------------------------
Utilities                                                                   5.1%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.1%
--------------------------------------------------------------------------------
Other                                                                       3.6%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 17

NMT Performance OVERVIEW | Nuveen Massachusetts Premium Income Municipal Fund
                         | as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 14.93
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.48
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  3.11%
--------------------------------------------------------------------------------
Market Yield                                                               5.22%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.65%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $69,031
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.36
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.42
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                               18.77%               15.03%
--------------------------------------------------------------------------------
5-Year                                                3.74%                4.38%
--------------------------------------------------------------------------------
10-Year                                               6.21%                6.64%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          22.3%
--------------------------------------------------------------------------------
Health Care                                                                17.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.0%
--------------------------------------------------------------------------------
Transportation                                                              6.9%
--------------------------------------------------------------------------------
Long-Term Care                                                              4.7%
--------------------------------------------------------------------------------
Other                                                                      10.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          34%
AA                                                                           27%
A                                                                            23%
BBB                                                                           9%
BB or Lower                                                                   1%
N/R                                                                           6%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $ 0.061
Jul                                                                      $ 0.061
Aug                                                                      $ 0.061
Sep                                                                      $ 0.064
Oct                                                                      $ 0.064
Nov                                                                      $ 0.064
Dec                                                                      $ 0.065
Jan                                                                      $ 0.065
Feb                                                                      $ 0.065
Mar                                                                      $ 0.065
Apr                                                                      $ 0.065
May                                                                      $ 0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   12.99
                                                                       $ 12.8799
                                                                       $   12.65
                                                                       $   12.48
                                                                       $    12.5
                                                                       $   12.78
                                                                       $    12.7
                                                                       $  12.624
                                                                       $   12.81
                                                                       $   13.24
                                                                       $   13.26
                                                                       $   13.14
                                                                       $   13.25
                                                                       $   13.39
                                                                       $    13.6
                                                                       $ 13.5085
                                                                       $   13.85
                                                                       $   13.96
                                                                       $   14.39
                                                                       $   14.38
                                                                       $   14.01
                                                                       $   13.89
                                                                       $   14.12
                                                                       $   13.98
                                                                       $    13.6
                                                                       $   13.55
                                                                       $   13.72
                                                                       $   13.88
                                                                       $   13.91
                                                                       $ 13.8998
                                                                       $   13.94
                                                                       $   13.55
                                                                       $   13.98
                                                                       $   14.13
                                                                       $    14.2
                                                                       $   14.18
                                                                       $    14.2
                                                                       $   14.31
                                                                       $    14.5
                                                                       $   14.58
                                                                       $   14.77
                                                                       $   14.76
                                                                       $   14.41
                                                                       $   14.56
                                                                       $   14.61
                                                                       $   14.52
                                                                       $   14.91
                                                                       $   14.82
                                                                       $   14.98
                                                                       $    14.6
                                                                       $    14.9
                                                                       $   14.97
                                                                       $ 14.9338
5/31/10                                                                $ 14.9338

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

18 Nuveen Investments

NMB Performance OVERVIEW | Nuveen Massachusetts Dividend Advantage Municipal
                         | Fund
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          33%
AA                                                                           21%
A                                                                            22%
BBB                                                                          11%
BB or Lower                                                                   3%
N/R                                                                          10%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                   [BAR CHART]

Jun                                                                      $  0.06
Jul                                                                      $  0.06
Aug                                                                      $  0.06
Sep                                                                      $ 0.063
Oct                                                                      $ 0.063
Nov                                                                      $ 0.063
Dec                                                                      $ 0.064
Jan                                                                      $ 0.064
Feb                                                                      $ 0.064
Mar                                                                      $ 0.069
Apr                                                                      $ 0.069
May                                                                      $ 0.069

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   14.15
                                                                       $      14
                                                                       $   13.64
                                                                       $   13.95
                                                                       $   14.06
                                                                       $   13.62
                                                                       $    13.7
                                                                       $    13.6
                                                                       $   13.36
                                                                       $   13.29
                                                                       $    13.4
                                                                       $  13.599
                                                                       $   13.48
                                                                       $   13.58
                                                                       $    15.5
                                                                       $   14.69
                                                                       $  14.915
                                                                       $   14.51
                                                                       $   14.89
                                                                       $   14.38
                                                                       $ 13.8035
                                                                       $   13.62
                                                                       $    13.8
                                                                       $    13.9
                                                                       $   13.91
                                                                       $   13.91
                                                                       $      14
                                                                       $    14.3
                                                                       $   13.87
                                                                       $  13.565
                                                                       $   13.56
                                                                       $    13.8
                                                                       $    13.9
                                                                       $   14.03
                                                                       $   13.93
                                                                       $    14.5
                                                                       $   14.29
                                                                       $ 14.0701
                                                                       $   14.48
                                                                       $      15
                                                                       $   15.07
                                                                       $   15.07
                                                                       $   15.19
                                                                       $   15.09
                                                                       $   15.18
                                                                       $ 15.2994
                                                                       $ 15.3499
                                                                       $   15.21
                                                                       $   14.95
                                                                       $  14.855
                                                                       $    14.5
                                                                       $   14.32
                                                                       $    14.1
5/31/10                                                                $    14.1

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 14.10
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.38
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.95%
--------------------------------------------------------------------------------
Market Yield                                                               5.87%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.61%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $28,235
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          18.33
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.05
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                               7.90%                12.50%
--------------------------------------------------------------------------------
5-Year                                               1.19%                 3.90%
--------------------------------------------------------------------------------
Since Inception                                      5.07%                 6.02%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          32.0%
--------------------------------------------------------------------------------
Health Care                                                                18.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      7.8%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         7.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.8%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.6%
--------------------------------------------------------------------------------
Other                                                                      13.3%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3 The Fund paid shareholders net ordinary income distributions in December 2009 of $0.0283 per share.

                                                           Nuveen Investments 19

NGX Performance OVERVIEW | Nuveen Insured Massachusetts Tax-Free Advantage
                         | Municipal Fund
                         | as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.79
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.71
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  7.34%
--------------------------------------------------------------------------------
Market Yield                                                               4.79%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.02%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $40,095
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.39
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.09
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                              26.19%                11.61%
--------------------------------------------------------------------------------
5-Year                                               4.71%                 4.53%
--------------------------------------------------------------------------------
Since Inception                                      5.79%                 5.53%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          17.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.5%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.7%
--------------------------------------------------------------------------------
Health Care                                                                10.7%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.5%
--------------------------------------------------------------------------------
Other                                                                       9.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(4)                                                                    35.4%
--------------------------------------------------------------------------------
AMBAC                                                                      21.2%
--------------------------------------------------------------------------------
AGM                                                                        19.7%
--------------------------------------------------------------------------------
FGIC                                                                       18.0%
--------------------------------------------------------------------------------
SYNCORA                                                                     5.7%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(1,2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         43%
AA                                                                          25%
A                                                                           26%
BBB                                                                          1%
BB or Lower                                                                 --*%
N/R                                                                          5%

*     Rounds to less than 1%.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                     $ 0.0565
Jul                                                                     $ 0.0565
Aug                                                                     $ 0.0565
Sep                                                                     $   0.06
Oct                                                                     $   0.06
Nov                                                                     $   0.06
Dec                                                                     $  0.063
Jan                                                                     $  0.063
Feb                                                                     $  0.063
Mar                                                                     $  0.063
Apr                                                                     $  0.063
May                                                                     $  0.063

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   13.12
                                                                       $   13.38
                                                                       $   13.15
                                                                       $ 13.0795
                                                                       $   13.46
                                                                       $  13.885
                                                                       $ 14.2201
                                                                       $  14.013
                                                                       $   14.56
                                                                       $   14.42
                                                                       $   14.31
                                                                       $   14.33
                                                                       $ 14.0899
                                                                       $   13.81
                                                                       $ 14.4101
                                                                       $   14.11
                                                                       $ 14.4799
                                                                       $   14.64
                                                                       $    14.4
                                                                       $ 14.6536
                                                                       $ 14.3689
                                                                       $ 14.8896
                                                                       $   15.25
                                                                       $   15.15
                                                                       $ 14.5606
                                                                       $   14.74
                                                                       $    14.4
                                                                       $   14.95
                                                                       $  14.591
                                                                       $   14.56
                                                                       $   14.38
                                                                       $   14.57
                                                                       $   14.75
                                                                       $   14.95
                                                                       $    15.2
                                                                       $   15.65
                                                                       $ 15.6046
                                                                       $   15.61
                                                                       $   15.58
                                                                       $   15.77
                                                                       $    15.7
                                                                       $   15.75
                                                                       $   15.78
                                                                       $      16
                                                                       $   16.19
                                                                       $    15.9
                                                                       $   15.65
                                                                       $   15.97
                                                                       $   15.79
                                                                       $   15.39
                                                                       $   15.57
                                                                       $   15.56
                                                                       $   15.79
5/31/10                                                                $   15.79

1 The Fund intends to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information. As of May 31, 2010, the Fund includes 83% (as a % of total investments) of Insured securities.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4     MBIA's public finance subsidiary.

20 Nuveen Investments

NOM Performance OVERVIEW | Nuveen Missouri Premium Income Municipal Fund
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          33%
AA                                                                           26%
A                                                                            15%
BBB                                                                           5%
N/R                                                                          21%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                     $ 0.0545
Jul                                                                     $ 0.0545
Aug                                                                     $ 0.0545
Sep                                                                     $  0.056
Oct                                                                     $  0.056
Nov                                                                     $  0.056
Dec                                                                     $  0.057
Jan                                                                     $  0.057
Feb                                                                     $  0.057
Mar                                                                     $  0.059
Apr                                                                     $  0.059
May                                                                     $  0.059

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   13.09
                                                                       $   12.75
                                                                       $      13
                                                                       $   13.58
                                                                       $   13.11
                                                                       $   12.83
                                                                       $   13.11
                                                                       $   13.18
                                                                       $   13.75
                                                                       $   13.78
                                                                       $   13.56
                                                                       $   13.24
                                                                       $    13.9
                                                                       $ 13.5662
                                                                       $   13.59
                                                                       $   13.79
                                                                       $   13.85
                                                                       $    14.2
                                                                       $   13.95
                                                                       $ 14.0999
                                                                       $   14.09
                                                                       $   13.78
                                                                       $ 13.7201
                                                                       $   14.01
                                                                       $   13.95
                                                                       $    14.1
                                                                       $    13.9
                                                                       $   13.95
                                                                       $   15.76
                                                                       $   15.27
                                                                       $      15
                                                                       $    15.5
                                                                       $ 15.1896
                                                                       $    14.9
                                                                       $      15
                                                                       $   14.75
                                                                       $   14.33
                                                                       $   14.55
                                                                       $    14.9
                                                                       $    14.9
                                                                       $    15.6
                                                                       $   15.97
                                                                       $   15.78
                                                                       $ 15.3499
                                                                       $   15.26
                                                                       $    15.7
                                                                       $   15.38
                                                                       $   16.14
                                                                       $    15.9
                                                                       $   15.35
                                                                       $   16.74
                                                                       $   16.69
                                                                       $    16.5
5/31/10                                                                $    16.5

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 16.50
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 13.55
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 21.77%
--------------------------------------------------------------------------------
Market Yield                                                               4.29%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.34%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $31,348
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.33
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.41
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                              34.31%                14.69%
--------------------------------------------------------------------------------
5-Year                                               3.60%                 3.38%
--------------------------------------------------------------------------------
10-Year                                              8.07%                 6.41%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     19.6%
--------------------------------------------------------------------------------
Health Care                                                                17.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     13.8%
--------------------------------------------------------------------------------
Transportation                                                             10.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.3%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.3%
--------------------------------------------------------------------------------
Other                                                                      10.9%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 21

NTC | Shareholder Meeting Report
NFC |
NGK |

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for all funds was subsequently adjourned to January 12, 2010; the meeting for NFC, NMT, NMB and NOM was additionally adjourned to March 23, 2010. The meeting for NOM was additionally adjourned to March 30, 2010.

                                                        NTC                          NFC                           NGK
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                         2,735,979            735      1,419,131            575      1,240,621            308
   Against                                       186,604             10        114,075             13         56,698             21
   Abstain                                        74,347              6         46,981             --         26,698             --
   Broker Non-Votes                            1,046,019             --        421,993             --        449,871             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,042,949            751      2,002,180            588      1,773,888            329
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                         2,745,674            741      1,415,682            575      1,244,996            308
   Against                                       179,297             10        114,553             13         54,598             21
   Abstain                                        71,959             --         50,031             --         24,423             --
   Broker Non-Votes                            1,046,019             --        421,914             --        449,871             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,042,949            751      2,002,180            588      1,773,888            329
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING INVESTMENT
IN OTHER INVESTMENT COMPANIES.
   For                                         2,738,927            739             --             --             --             --
   Against                                       178,713             12             --             --             --             --
   Abstain                                        79,289             --             --             --             --             --
   Broker Non-Votes                            1,046,020             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,042,949            751             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN INSURED MUNICIPAL
SECURITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN INSURED
MUNICIPAL SECURITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================

22 Nuveen Investments

                                                        NTC                           NFC                           NGK
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                         2,698,216            739             --             --             --             --
   Against                                       217,538             12             --             --             --             --
   Abstain                                        81,176             --             --             --             --             --
   Broker Non-Votes                            1,046,019             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,042,949            751             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                         2,709,161            741             --             --             --             --
   Against                                       191,563             10             --             --             --             --
   Abstain                                        96,206             --             --             --             --             --
   Broker Non-Votes                            1,046,019             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,042,949            751             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                         2,706,621            739             --             --             --             --
   Against                                       188,176             10             --             --             --             --
   Abstain                                       102,133              2             --             --             --             --
   Broker Non-Votes                            1,046,019             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,042,949            751             --             --             --             --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
   Robert P. Bremner
   For                                         3,928,853             --      1,936,183             --      1,749,819             --
   Withhold                                      114,096             --         50,099             --         24,069             --
------------------------------------------------------------------------------------------------- ----------------------------------
   Total                                       4,042,949             --      1,986,282             --      1,773,888             --
====================================================================================================================================
   Jack B. Evans
   For                                         3,924,308             --      1,937,403             --      1,749,819             --
   Withhold                                      118,641             --         48,879             --         24,069             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,042,949             --      1,986,282             --      1,773,888             --
====================================================================================================================================
   William C. Hunter
   For                                                --            673             --            305             --            246
   Withhold                                           --             78             --             34             --             83
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            751             --            339             --            329
====================================================================================================================================
   William J. Schneider
   For                                                --            673             --            305             --            246
   Withhold                                           --             78             --             34             --             83
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            751             --            339             --            329
====================================================================================================================================

                                                           Nuveen Investments 23

NMT |
NMB |

                                                        NGO                           NMT                           NMB
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                         2,281,837            613      2,400,365          1,103        944,686            505
   Against                                       132,388             26        240,489             48         62,921             --
   Abstain                                        85,666             --         67,186             --         30,897             11
   Broker Non-Votes                              790,735             --        774,978             --        334,105             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       3,290,626            639      3,483,018          1,151      1,372,609            516
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                         2,267,867            613      2,471,170          1,105        957,232            516
   Against                                       150,917             26        171,935             46         54,206             --
   Abstain                                        81,107             --         64,935             --         27,066             --
   Broker Non-Votes                              790,735             --        774,978             --        334,105             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       3,290,626            639      3,483,018          1,151      1,372,609            516
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING INVESTMENT
IN OTHER INVESTMENT COMPANIES.
   For                                                --             --      2,387,702          1,105             --             --
   Against                                            --             --        248,576             46             --             --
   Abstain                                            --             --         71,762             --             --             --
   Broker Non-Votes                                   --             --        774,978             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      3,483,018          1,151             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN INSURED MUNICIPAL
SECURITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN INSURED
MUNICIPAL SECURITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================

24 Nuveen Investments

                                                        NGO                           NMT                           NMB
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                --             --      2,377,557          1,103             --             --
   Against                                            --             --        252,799             48             --             --
   Abstain                                            --             --         77,684             --             --             --
   Broker Non-Votes                                   --             --        774,978             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      3,483,018          1,151             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                                       2,400,588          1,105
   Against                                                                     241,105             46
   Abstain                                            --             --         66,347             --             --             --
   Broker Non-Votes                                   --             --        774,978             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      3,483,018          1,151             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                --             --      2,417,663          1,105             --             --
   Against                                            --             --        221,280             46             --             --
   Abstain                                            --             --         69,097             --             --             --
   Broker Non-Votes                                   --             --        774,978             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      3,483,018          1,151             --             --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
   Robert P. Bremner
   For                                         3,151,200             --      3,341,761             --      1,310,726             --
   Withhold                                      139,426             --        140,098             --         59,289             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       3,290,626             --      3,481,859             --      1,370,015             --
====================================================================================================================================
   Jack B. Evans
   For                                         3,152,400             --      3,344,775             --      1,310,726             --
   Withhold                                      138,226             --        137,084             --         59,289             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       3,290,626             --      3,481,859             --      1,370,015             --
====================================================================================================================================
   William C. Hunter
   For                                                --            547             --            354             --            134
   Withhold                                           --             92             --            237             --            102
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            639             --            591             --            236
====================================================================================================================================
   William J. Schneider
   For                                                --            547             --            354             --            134
   Withhold                                           --             92             --            237             --            102
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            639             --            591             --            236
====================================================================================================================================

                                                           Nuveen Investments 25

    | Shareholder Meeting Report (continued)
NGX |
NOM |

                                                                                      NGX                           NOM
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Common and                    Common and
                                                                             Preferred      Preferred      Preferred      Preferred
                                                                         shares voting  shares voting  shares voting  shares voting
                                                                              together       together       together       together
                                                                            as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW INVESTMENT GRADE
SECURITIES.
   For                                                                              --             --      1,198,331            140
   Against                                                                          --             --        376,768              6
   Abstain                                                                          --             --         46,047             --
   Broker Non-Votes                                                                 --             --        219,991            146
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --             --      1,841,137            292
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                              --             --      1,481,471            140
   Against                                                                          --             --         91,401              6
   Abstain                                                                          --             --         48,274             --
   Broker Non-Votes                                                                 --             --        219,991            146
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --             --      1,841,137            292
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                              --             --      1,183,013            137
   Against                                                                          --             --        401,615              9
   Abstain                                                                          --             --         36,518             --
   Broker Non-Votes                                                                 --             --        219,991            146
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --             --      1,841,137            292
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICIES RELATING
TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                                       1,285,990            489             --             --
   Against                                                                      44,835              2             --             --
   Abstain                                                                      55,767             --             --             --
   Broker Non-Votes                                                            458,571             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     1,845,163            491             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
INSURED MUNICIPAL SECURITIES.
   For                                                                       1,288,921            489             --             --
   Against                                                                      39,125              2             --             --
   Abstain                                                                      58,546             --             --             --
   Broker Non-Votes                                                            458,571             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     1,845,163            491             --             --
====================================================================================================================================

26 Nuveen Investments

                                                                                      NGX                           NOM
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Common and                    Common and
                                                                             Preferred      Preferred      Preferred      Preferred
                                                                         shares voting  shares voting  shares voting  shares voting
                                                                              together       together       together       together
                                                                            as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                                              --             --      1,168,026            137
   Against                                                                          --             --        390,130              9
   Abstain                                                                          --             --         62,990             --
   Broker Non-Votes                                                                 --             --        219,991            146
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --             --      1,841,137            292
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                                              --             --      1,169,598            140
   Against                                                                          --             --        392,658              6
   Abstain                                                                          --             --         58,890             --
   Broker Non-Votes                                                                 --             --        219,991            146
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --             --      1,841,137            292
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                              --             --      1,160,171            140
   Against                                                                          --             --        402,285              6
   Abstain                                                                          --             --         58,690             --
   Broker Non-Votes                                                                 --             --        219,991            146
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --             --      1,841,137            292
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
   Robert P. Bremner
   For                                                                       1,790,926             --      1,479,825             --
   Withhold                                                                     54,237             --        361,241             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     1,845,163             --      1,841,066             --
====================================================================================================================================
   Jack B. Evans
   For                                                                       1,791,782             --      1,481,815             --
   Withhold                                                                     53,381             --        359,251             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     1,845,163             --      1,841,066             --
====================================================================================================================================
   William C. Hunter
   For                                                                              --            428             --            183
   Withhold                                                                         --             63             --             38
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --            491             --            221
====================================================================================================================================
   William J. Schneider
   For                                                                              --            428             --            183
   Withhold                                                                         --             63             --             38
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                            --            491             --            221
====================================================================================================================================

                                                           Nuveen Investments 27

Report of Independent
Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, and Nuveen Missouri Premium Income Municipal Fund (the "Funds"), as of May 31, 2010, and the related statements of operations and cash flows (except Nuveen Missouri Premium Income Municipal Fund) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, and Nuveen Missouri Premium Income Municipal Fund at May 31, 2010, the results of their operations and cash flows (except Nuveen Missouri Premium Income Municipal Fund) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 27, 2010

28 Nuveen Investments

NTC | Nuveen Connecticut Premium Income Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       1,305  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB     $      1,281,001
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 38.6% (25.5% OF TOTAL
                  INVESTMENTS)

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00           A-            1,016,220
                  Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 -
                  AMBAC Insured

        1,595  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00            A            1,673,490
                  Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                  NPFG Insured

        1,050  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00         BBB-              974,096
                  Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 -
                  RAAI Insured

          925  Connecticut Health and Educational Facilities Authority, Revenue    7/13 at 100.00            A              934,185
                  Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 - NPFG
                  Insured

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          N/R              472,160
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 - RAAI
                  Insured

          305  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              301,535
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27
                  - RAAI Insured

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           A-            1,027,080
                  Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40

          750  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.50         Baa1              759,075
                  Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%,
                  7/01/29 - NPFG Insured

          800  Connecticut Health and Educational Facilities Authority, Revenue      No Opt. Call           A2              910,192
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                  AMBAC Insured

          270  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              261,425
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured

        1,375  Connecticut Health and Educational Facilities Authority, Revenue    7/14 at 100.00           A+            1,500,098
                  Bonds, Trinity College, Series 2004H, 5.000%, 7/01/21 - NPFG
                  Insured

        2,000  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00         BBB-            1,921,580
                  Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 -
                  RAAI Insured

          800  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           AA              853,192
                  Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35

        1,500  Connecticut Health and Educational Facilities Authority, Revenue    7/13 at 100.00          AAA            1,540,305
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)

        3,550  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          AAA            3,727,394
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)

        6,150  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          AAA            6,500,366
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

          245  Connecticut Higher Education Supplemental Loan Authority, Revenue  11/10 at 101.00          AAA              250,199
                  Bonds, Family Education Loan Program, Series 1999A, 6.000%,
                  11/15/18 - AMBAC Insured (Alternative Minimum Tax)

          610  Connecticut Higher Education Supplemental Loan Authority, Revenue  11/11 at 100.00          Aa3              617,893
                  Bonds, Family Education Loan Program, Series 2001A, 5.250%,
                  11/15/18 - NPFG Insured (Alternative Minimum Tax)

        1,000  University of Connecticut, General Obligation Bonds, Series         1/14 at 100.00           AA            1,095,150
                  2004A, 5.000%, 1/15/18 - NPFG Insured

        1,220  University of Connecticut, General Obligation Bonds, Series         2/15 at 100.00          AAA            1,388,482
                  2005A, 5.000%, 2/15/17 - AGM Insured

          685  University of Connecticut, General Obligation Bonds, Series         2/16 at 100.00           AA              747,130
                  2006A, 5.000%, 2/15/23 - FGIC Insured

          535  University of Connecticut, General Obligation Bonds, Series         2/20 at 100.00           AA              591,063
                  2010A, 5.000%, 2/15/28

        1,000  University of Connecticut, Student Fee Revenue Refunding Bonds,    11/12 at 101.00          Aa2            1,100,860
                  Series 2002A, 5.250%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       28,865  Total Education and Civic Organizations                                                                   30,163,170
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 17.6% (11.6% OF TOTAL INVESTMENTS)

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Bristol Hospital, Series 2002B:
$         500     5.500%, 7/01/21 - RAAI Insured                                   7/12 at 101.00          N/R     $        477,980
          700     5.500%, 7/01/32 - RAAI Insured                                   7/12 at 101.00          N/R              653,373

          645  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 101.00          N/R              645,426
               Bonds, Eastern Connecticut Health Network, Series 2000A,
                  6.000%, 7/01/25 - RAAI Insured

               Connecticut Health and Educational Facilities Authority, Revenue
                  Bonds, Griffin Hospital, Series 2005B:
          800     5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00          N/R              788,136
          500     5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00          N/R              482,285

          385  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00         BBB-              344,698
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%,
                  7/01/32 - RAAI Insured

        2,620  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3            2,656,942
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - AGM
                  Insured

        2,000  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.50         Baa1            2,008,120
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 - NPFG
                  Insured

        1,395  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3            1,415,409
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%,
                  7/01/31 - AMBAC Insured

        3,000  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.00           A2            2,898,780
                  Refunding Bonds, Middlesex Health Services, Series 1997H,
                  5.125%, 7/01/27 - NPFG Insured

        1,000  Connecticut Health and Educational Facilities Authority, Revenue   11/19 at 100.00          Aa1            1,032,720
                  Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40

          350  Connecticut Health and Educational Facilities Authority, Revenue   11/20 at 100.00           A1              351,141
                  Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
       13,895  Total Health Care                                                                                         13,755,010
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 2.5% (1.7% OF TOTAL INVESTMENTS)

        1,000  Connecticut Housing Finance Authority, Housing Mortgage Finance     6/10 at 100.00          AAA            1,000,830
                  Program Bonds, Series 1999D-2, 6.200%, 11/15/41 (Alternative
                  Minimum Tax)

          960  Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00          AAA              960,442
                  Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                  11/15/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        1,960  Total Housing/Multifamily                                                                                  1,961,272
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 9.9% (6.5% OF TOTAL INVESTMENTS)

               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2001C:
        1,000     5.300%, 11/15/33 (Alternative Minimum Tax)                      11/10 at 100.00          AAA            1,001,320
          500     5.450%, 11/15/43 (Alternative Minimum Tax)                      11/10 at 100.00          AAA              500,795

        1,675  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/13 at 100.00          AAA            1,703,056
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34

               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2006-A1:
          205     4.700%, 11/15/26 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              204,067
          220     4.800%, 11/15/31 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              215,948

        2,045  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/16 at 100.00          AAA            2,065,961
                  Program Bonds, Series 2006D, 4.650%, 11/15/27

        2,000  Connecticut Housing Finance Authority, Single Family Housing       11/19 at 100.00          AAA            2,010,700
                  Mortgage Finance Program Bonds, Series 2010-A2, 4.500%,
                  11/15/30
------------------------------------------------------------------------------------------------------------------------------------
        7,645  Total Housing/Single Family                                                                                7,701,847
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.8% (2.5% OF TOTAL INVESTMENTS)

          320  Connecticut Development Authority, First Mortgage Gross Revenue    10/10 at 100.00         BBB-              320,496
                  Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                  Avery Heights, Series 1997, 5.700%, 4/01/12

          615  Connecticut Development Authority, First Mortgage Gross Revenue     9/10 at 101.00         BBB-              622,146
                  Refunding Healthcare Bonds, Connecticut Baptist Homes Inc.,
                  Series 1999, 5.500%, 9/01/15 - RAAI Insured

               Connecticut Development Authority, Revenue Refunding Bonds,
               Duncaster Inc., Series 1999A:
        1,000     5.250%, 8/01/19 - RAAI Insured                                   8/10 at 101.00          BBB            1,010,820
        1,000     5.375%, 8/01/24 - RAAI Insured                                   8/10 at 101.00          BBB            1,006,880
------------------------------------------------------------------------------------------------------------------------------------
        2,935  Total Long-Term Care                                                                                       2,960,342
------------------------------------------------------------------------------------------------------------------------------------

30 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 20.8% (13.7% OF TOTAL INVESTMENTS)

$         750  Bridgeport, Connecticut, General Obligation Refunding Bonds,        8/12 at 100.00           A1     $        781,830
                  Series 2002A, 5.375%, 8/15/19 - FGIC Insured

        1,110  Connecticut State, General Obligation Bonds, Series 2004C,          4/14 at 100.00           AA            1,192,906
                  5.000%, 4/01/23 - FGIC Insured

        2,000  Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00           AA            2,162,860
                  4.750%, 12/15/24

        1,300  Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00          AAA            1,422,304
                  5.000%, 6/01/23 - AGM Insured

          500  Connecticut State, General Obligation Bonds, Series 2006E,          12/16 at 10.00           AA              564,010
                  5.000%, 12/15/20

               Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          775     5.000%, 8/01/20 - AGM Insured                                    8/15 at 100.00          AAA              851,245
          525     4.375%, 8/01/24 - AGM Insured                                    8/15 at 100.00          AAA              540,729

          500  New Haven, Connecticut, General Obligation Bonds, Series 2006,     11/16 at 100.00           A1              555,040
                  5.000%, 11/01/17 - AMBAC Insured

          500  North Haven, Connecticut, General Obligation Bonds, Series 2006,      No Opt. Call          Aa1              593,490
                  5.000%, 7/15/24

        1,860  Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call            A            2,018,881
                  Series 2001A, 5.500%, 7/01/20 - NPFG Insured

        1,420  Regional School District 16, Connecticut, General Obligation        3/13 at 101.00           A1            1,550,015
                  Bonds, Series 2003, 5.000%, 3/15/16 - AMBAC Insured

               Suffield, Connecticut, General Obligation Bonds, Series 2005:
          465     5.000%, 6/15/17                                                    No Opt. Call           AA              546,608
          460     5.000%, 6/15/19                                                    No Opt. Call           AA              545,187
        1,000     5.000%, 6/15/21                                                    No Opt. Call           AA            1,192,680

        1,500  West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00          AAA            1,734,270
                  2005B, 5.000%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
       14,665  Total Tax Obligation/General                                                                              16,252,055
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 24.4% (16.2% OF TOTAL INVESTMENTS)

          380  Capitol Region Education Council, Connecticut, Revenue Bonds,         No Opt. Call          BBB              381,482
                  Series 1995, 6.700%, 10/15/10

               Connecticut Health and Educational Facilities Authority, Child
               Care Facilities Program Revenue Bonds, Series 2006F:
        1,300     5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00          AAA            1,346,852
        1,000     5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00          AAA            1,027,410

        1,945  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 101.00          N/R            1,953,150
                  Bonds, Child Care Facilities Program, Series 1999C, 5.625%,
                  7/01/29 - AMBAC Insured

               Connecticut, Special Tax Obligation Transportation
               Infrastructure Purpose Bonds, Series 2002B:
        2,000     5.000%, 12/01/20 - AMBAC Insured                                12/12 at 100.00           AA            2,148,660
        1,000     5.000%, 12/01/21 - AMBAC Insured                                12/12 at 100.00           AA            1,057,240

          500  Connecticut, Special Tax Obligation Transportation Infrastructure   1/14 at 100.00           AA              536,775
                  Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

        1,750  Connecticut, Special Tax Obligation Transportation Infrastructure   8/17 at 100.00           AA            1,889,265
                  Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 - AMBAC
                  Insured

        1,100  Harbor Point Infrastructure Improvement District, Connecticut,      4/20 at 100.00          N/R            1,166,913
                  Special Obligation Revenue Bonds, Harbor Point Project,
                  Series 2010A, 7.875%, 4/01/39

               Puerto Rico Infrastructure Financing Authority, Special Tax
               Revenue Bonds, Series 2005A:
          960     0.000%, 7/01/32 - FGIC Insured                                     No Opt. Call           A3              226,080
        2,615     0.000%, 7/01/33 - FGIC Insured                                     No Opt. Call           A3              570,148

        2,000  Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,         8/12 at 100.00          AAA            2,108,380
                  8/01/21 - AGM Insured

        2,400  Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00          AAA            2,612,784
                  8/01/16 - AGM Insured

          975  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue      2/20 at 100.00           A+            1,012,557
                  Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39

        1,000  Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/14 at 100.00          AAA            1,065,720
                  Loan Note, Series 2003, 5.250%, 10/01/19 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       20,925  Total Tax Obligation/Limited                                                                              19,103,416
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 1.0% (0.6% OF TOTAL INVESTMENTS)

$         750  Connecticut, General Airport Revenue Bonds, Bradley International   4/11 at 101.00            A     $        751,185
                  Airport, Series 2001A, 5.125%, 10/01/26 - FGIC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 11.2% (7.4% OF TOTAL INVESTMENTS) (4)

           50  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 101.00      N/R (4)               50,761
                  Bonds, Eastern Connecticut Health Network, Series 2000A,
                  6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured

          650  Connecticut Health and Educational Facilities Authority, Revenue    7/11 at 101.00      N/R (4)              692,803
                  Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                  (Pre-refunded 7/01/11)

           40  Connecticut, General Obligation Bonds, Series 1993E, 6.000%,          No Opt. Call       AA (4)               43,907
                  3/15/12 (ETM)

        1,500  Connecticut, General Obligation Bonds, Series 2002B, 5.500%,        6/12 at 100.00       AA (4)            1,649,880
                  6/15/21 (Pre-refunded 6/15/12)

          600  Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00      N/R (4)              628,548
                  Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                  (Pre-refunded 5/15/11)

        1,000  Hartford, Connecticut, Parking System Revenue Bonds, Series         7/10 at 100.00     Baa2 (4)            1,005,450
                  2000A, 6.400%, 7/01/20 (Pre-refunded 7/01/10)

        1,000  Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00          AAA            1,027,710
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40 (Pre-refunded
                  10/01/10)

          300  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00          AAA              301,479
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded
                  7/01/10)

        1,100  University of Connecticut, General Obligation Bonds, Series         2/13 at 100.00       AA (4)            1,222,892
                  2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) - NPFG Insured

        1,000  Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00     BBB+ (4)            1,030,270
                  Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                  10/01/10)

        1,000  Waterbury, Connecticut, General Obligation Bonds, Series 2002A,     4/12 at 100.00          AAA            1,085,480
                  5.375%, 4/01/17 (Pre-refunded 4/01/12) - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,240  Total U.S. Guaranteed                                                                                      8,739,180
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 8.5% (5.6% OF TOTAL INVESTMENTS)

        1,150  Bristol Resource Recovery Facility Operating Committee,               No Opt. Call           A+            1,245,600
                  Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc.,
                  Series 2005, 5.000%, 7/01/12 - AMBAC Insured

        1,000  Connecticut Development Authority, Pollution Control Revenue       10/10 at 101.00         Baa1            1,009,760
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28

        1,070  Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00         Baa1            1,072,579
                  Facilities Revenue Bonds, PSEG Power LLC Project, Series
                  2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

        1,750  Connecticut Resource Recovery Authority, Revenue Bonds, American   12/11 at 102.00          Ba1            1,743,123
                  Ref-Fuel Company of Southeastern Connecticut LP, Series
                  1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)

               Eastern Connecticut Resource Recovery Authority, Solid Waste
               Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          260     5.500%, 1/01/14 (Alternative Minimum Tax)                        7/10 at 100.00          BBB              260,419
        1,290     5.500%, 1/01/20 (Alternative Minimum Tax)                        7/10 at 100.00          BBB            1,289,987
------------------------------------------------------------------------------------------------------------------------------------
        6,520  Total Utilities                                                                                            6,621,468
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 11.5% (7.6% OF TOTAL INVESTMENTS)

          500  Connecticut Development Authority, Water Facility Revenue Bonds,    9/17 at 100.00          N/R              453,575
                  Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 -
                  SYNCORA GTY Insured (Alternative Minimum Tax)

        1,185  Connecticut, State Revolving Fund General Revenue Bonds, Series    10/13 at 100.00          AAA            1,324,475
                  2003A, 5.000%, 10/01/16

               Greater New Haven Water Pollution Control Authority, Connecticut,
               Regional Wastewater System Revenue Bonds, Series 2005A:
        1,520     5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00           A1            1,566,816
        2,260     5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00           A1            2,301,019

               South Central Connecticut Regional Water Authority, Water System
               Revenue Bonds, Eighteenth Series 2003A:
        1,000     5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00          Aa3            1,048,680
        1,075     5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00          Aa3            1,097,048

32 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       1,100  Stamford, Connecticut, Water Pollution Control System and          11/13 at 100.00          AA+     $      1,157,548
                  Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------------------------
        8,640  Total Water and Sewer                                                                                      8,949,161
------------------------------------------------------------------------------------------------------------------------------------
$     116,345  Total Investments (cost $115,609,318) - 151.4%                                                           118,239,107
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.2)%                                                                       (7,965,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (23.4)% (5)                                       (18,300,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.3%                                                                       1,856,822
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (20.1)% (5)                                        (15,725,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     78,105,929
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 15.5% and 13.3%, respectively.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 33

NFC | Nuveen Connecticut Dividend Advantage Municipal Fund
    | Portfolio of Investments

                                                                    May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 42.0% (26.2% OF TOTAL
                  INVESTMENTS)

$         795  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00            A     $        834,122
                  Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25
                  - NPFG Insured

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00         BBB-              463,855
                  Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36
                  - RAAI Insured

          250  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          N/R              236,080
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                  RAAI Insured

          150  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              148,296
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27
                  - RAAI Insured

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           A-              513,540
                  Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40

          440  Connecticut Health and Educational Facilities Authority, Revenue      No Opt. Call           A2              500,984
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 -
                  AMBAC Insured

          130  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              125,871
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured

           50  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.00         Baa2               49,238
                  Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28
                  - RAAI Insured

          350  Connecticut Health and Educational Facilities Authority, Revenue    7/14 at 100.00           A+              392,658
                  Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 - NPFG
                  Insured

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00         BBB-              960,790
                  Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32
                  - RAAI Insured

        1,600  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           AA            1,706,384
                  Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/13 at 100.00          AAA              513,435
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)

        1,800  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          AAA            1,889,946
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)

        3,050  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          AAA            3,223,759
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

          475  Connecticut Higher Education Supplemental Loan Authority,          11/11 at 100.00          Aa3              481,147
                  Revenue Bonds, Family Education Loan Program, Series 2001A,
                  5.250%, 11/15/18 - NPFG Insured (Alternative Minimum Tax)

               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System,
               Series 1999:
          125     5.375%, 2/01/19                                                  8/10 at 100.50         BBB-              125,093
          270     5.375%, 2/01/29                                                  8/10 at 100.50         BBB-              256,403

               University of Connecticut, General Obligation Bonds, Series
               2001A:
        1,000     4.750%, 4/01/20                                                  4/11 at 101.00           AA            1,024,950
        1,000     4.750%, 4/01/21                                                  4/11 at 101.00           AA            1,023,560

          485  University of Connecticut, General Obligation Bonds, Series         2/16 at 100.00           AA              528,990
                  2006A, 5.000%, 2/15/23 - FGIC Insured

        1,070  University of Connecticut, General Obligation Bonds, Series         2/20 at 100.00           AA            1,182,125
                  2010A, 5.000%, 2/15/28
------------------------------------------------------------------------------------------------------------------------------------
       15,540  Total Education and Civic Organizations                                                                   16,181,226
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 15.0% (9.3% OF TOTAL INVESTMENTS)

        1,400  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00          N/R            1,306,746
                  Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 - RAAI
                  Insured

           25  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.50          N/R               25,197
                  Bonds, Danbury Hospital, Series 1999G, 5.700%, 7/01/22 -
                  AMBAC Insured

          840  Connecticut Health and Educational Facilities Authority, Revenue    7/15 at 100.00          N/R              762,754
                  Bonds, Eastern Connecticut Health Network, Series 2005,
                  5.000%, 7/01/25 - RAAI Insured

34 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Griffin Hospital, Series 2005B:
$         500     5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00          N/R     $        492,585
          250     5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00          N/R              241,143

          185  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00         BBB-              165,634
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%,
                  7/01/32 - RAAI Insured

           60  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3               60,846
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - AGM
                  Insured

          125  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.50         Baa1              125,508
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 -
                  NPFG Insured

        1,870  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3            1,897,358
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%,
                  7/01/31 - AMBAC Insured

          500  Connecticut Health and Educational Facilities Authority, Revenue   11/19 at 100.00          Aa1              516,360
                  Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40

          175  Connecticut Health and Educational Facilities Authority, Revenue   11/20 at 100.00           A1              175,571
                  Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
        5,930  Total Health Care                                                                                          5,769,702
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          480  Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00          AAA              480,221
                  Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                  11/15/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 9.3% (5.8% OF TOTAL INVESTMENTS)

               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2001C:
        1,000     5.300%, 11/15/33 (Alternative Minimum Tax)                      11/10 at 100.00          AAA            1,001,320
          250     5.450%, 11/15/43 (Alternative Minimum Tax)                      11/10 at 100.00          AAA              250,398

          800  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/13 at 100.00          AAA              813,400
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34

          685  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/16 at 100.00          AAA              692,021
                  Program Bonds, Series 2006D, 4.650%, 11/15/27

          800  Connecticut Housing Finance Authority, Single Family Housing       11/19 at 100.00          AAA              810,952
                  Mortgage Finance Program Bonds, Series 2010-A2, 4.750%,
                  11/15/35
------------------------------------------------------------------------------------------------------------------------------------
        3,535  Total Housing/Single Family                                                                                3,568,091
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 1.9% (1.2% OF TOTAL INVESTMENTS)

          300  Connecticut Development Authority, First Mortgage Gross Revenue    12/11 at 102.00         BBB+              300,357
                  Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                  5.750%, 12/01/23

          110  Connecticut Development Authority, First Mortgage Gross Revenue    10/10 at 100.00         BBB-              108,341
                  Refunding Healthcare Bonds, Church Homes Inc. -
                  Congregational Avery Heights, Series 1997, 5.800%, 4/01/21

          250  Connecticut State Development Authority, Health Facilities          8/17 at 100.00          N/R              214,800
                  Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                  Inc., Series 2007, 5.500%, 8/15/27

          105  Hamden, Connecticut, Facility Revenue Bonds, Whitney Center         1/20 at 100.00          N/R              107,963
                  Project, Series 2009A, 7.625%, 1/01/30
------------------------------------------------------------------------------------------------------------------------------------
          765  Total Long-Term Care                                                                                         731,461
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 11.2% (7.0% OF TOTAL INVESTMENTS)

          560  Connecticut State, General Obligation Bonds, Series 2004C,          4/14 at 100.00           AA              601,826
                  5.000%, 4/01/23 - FGIC Insured

          700  Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00           AA              757,001
                  4.750%, 12/15/24

          100  Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00          AAA              109,408
                  5.000%, 6/01/23 - AGM Insured

               Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360     5.000%, 8/01/21 - AGM Insured                                    8/15 at 100.00          AAA              391,684
          240     4.375%, 8/01/24 - AGM Insured                                    8/15 at 100.00          AAA              247,190

          400  North Haven, Connecticut, General Obligation Bonds, Series 2006,      No Opt. Call          Aa1              474,792
                  5.000%, 7/15/24

                                                           Nuveen Investments 35

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

               Suffield, Connecticut, General Obligation Bonds, Series 2005:
$         335     5.000%, 6/15/17                                                    No Opt. Call           AA     $        393,793
          335     5.000%, 6/15/19                                                    No Opt. Call           AA              397,039

          810  West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00          AAA              936,506
                  2005B, 5.000%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
        3,840  Total Tax Obligation/General                                                                               4,309,239
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 26.4% (16.5% OF TOTAL INVESTMENTS)

               Connecticut Health and Educational Facilities Authority, Child
               Care Facilities Program Revenue Bonds, Series 2006F:
          650     5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00          AAA              673,426
          500     5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00          AAA              513,705

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 103.00            A            1,052,420
                  Bonds, New Opportunities for Waterbury Inc., Series 1998A,
                  6.750%, 7/01/28

               Connecticut, Certificates of Participation, Juvenile Training
               School, Series 2001:
          600     5.000%, 12/15/20                                                12/11 at 101.00          AA-              636,702
        1,000     5.000%, 12/15/30                                                12/11 at 101.00          AA-            1,020,810

        1,475  Connecticut, Special Tax Obligation Transportation                    No Opt. Call          AAA            1,644,035
                  Infrastructure Purpose Bonds, Series 1998B, 5.500%, 11/01/12
                  - AGM Insured

          900  Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00           AA              971,622
                  Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                  8/01/27 - AMBAC Insured

          500  Harbor Point Infrastructure Improvement District, Connecticut,      4/20 at 100.00          N/R              530,415
                  Special Obligation Revenue Bonds, Harbor Point Project,
                  Series 2010A, 7.875%, 4/01/39

          600  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3              620,178
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          470  Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call           A3              110,685
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

        1,200  Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00          AAA            1,306,392
                  8/01/16 - AGM Insured

          325  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue      2/20 at 100.00           A+              337,519
                  Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39

          750  Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00         BBB+              762,983
                  Loan Note, Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
        9,970  Total Tax Obligation/Limited                                                                              10,180,892
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 6.5% (4.1% OF TOTAL INVESTMENTS)

        2,500  Connecticut, General Airport Revenue Bonds, Bradley                 4/11 at 101.00            A            2,503,950
                  International Airport, Series 2001A, 5.125%, 10/01/26 - FGIC
                  Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 27.0% (16.9% OF TOTAL INVESTMENTS) (4)

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/11 at 101.00      N/R (4)            1,065,850
                  Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                  (Pre-refunded 7/01/11)

        2,000  Connecticut, Clean Water Fund Revenue Bonds, Series 2001,          10/11 at 100.00          AAA            2,135,080
                  5.500%, 10/01/20 (Pre-refunded 10/01/11)

          500  Connecticut, General Obligation Bonds, Series 2002B, 5.500%,        6/12 at 100.00       AA (4)              549,960
                  6/15/21 (Pre-refunded 6/15/12)

          500  East Lyme, Connecticut, General Obligation Bonds, Series 2001,      7/11 at 102.00      Aa2 (4)              536,860
                  5.125%, 7/15/20 (Pre-refunded 7/15/11) - FGIC Insured

               Guam Economic Development Authority, Tobacco Settlement
               Asset-Backed Bonds, Series 2001A:
           25     5.000%, 5/15/22 (Pre-refunded 5/15/11)                           5/11 at 100.00      N/R (4)               26,070
          500     5.400%, 5/15/31 (Pre-refunded 5/15/11)                           5/11 at 100.00      N/R (4)              521,575

        1,270  Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00      N/R (4)            1,330,427
                  Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                  (Pre-refunded 5/15/11)

          220  New Haven, Connecticut, General Obligation Bonds, Series 2001A,    11/11 at 100.00       A1 (4)              226,402
                  5.000%, 11/01/20 (Pre-refunded 11/01/11) - FGIC Insured

               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
        1,425     5.500%, 10/01/32 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            1,464,487
        1,300     5.500%, 10/01/40 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            1,336,023

          145  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00          AAA              145,715
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)

36 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$       1,000  Waterbury, Connecticut, General Obligation Bonds, Series 2002A,     4/12 at 100.00          AAA     $      1,085,480
                  5.375%, 4/01/17 (Pre-refunded 4/01/12) - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
        9,885  Total U.S. Guaranteed                                                                                     10,423,929
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 7.1% (4.4% OF TOTAL INVESTMENTS)

          500  Connecticut Development Authority, Pollution Control Revenue       10/10 at 101.00         Baa1              504,880
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28

          560  Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00         Baa1              561,350
                  Facilities Revenue Bonds, PSEG Power LLC Project, Series
                  2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

        1,000  Connecticut Resource Recovery Authority, Revenue Bonds, American   12/11 at 102.00          Ba1              996,070
                  Ref-Fuel Company of Southeastern Connecticut LP, Series
                  1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)

          665  Eastern Connecticut Resource Recovery Authority, Solid Waste        7/10 at 100.00          BBB              666,071
                  Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                  5.500%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,725  Total Utilities                                                                                            2,728,371
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 12.6% (7.8% OF TOTAL INVESTMENTS)

          255  Connecticut Development Authority, Water Facility Revenue Bonds,    9/17 at 100.00          N/R              231,323
                  Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37
                  - SYNCORA GTY Insured (Alternative Minimum Tax)

        1,185  Connecticut, State Revolving Fund General Revenue Bonds, Series    10/13 at 100.00          AAA            1,324,475
                  2003A, 5.000%, 10/01/16

               Greater New Haven Water Pollution Control Authority,
               Connecticut, Regional Wastewater System Revenue Bonds, Series
               2005A:
          720     5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00           A1              742,176
        1,110     5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00           A1            1,130,147

          140  Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00          Ba2              143,625
                  System Revenue Bonds, Series 2005, 6.000%, 7/01/25

               South Central Connecticut Regional Water Authority, Water System
               Revenue Bonds, Eighteenth Series 2003A:
          750     5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00          Aa3              786,506
          470     5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00          Aa3              479,636
------------------------------------------------------------------------------------------------------------------------------------
        4,630  Total Water and Sewer                                                                                      4,837,888
------------------------------------------------------------------------------------------------------------------------------------
$      59,800  Total Investments (cost $60,267,853) - 160.2%                                                             61,714,970
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (9.9)%                                                                        (3,820,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (53.1)% (5)                                       (20,470,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.8%                                                                       1,107,385
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     38,532,355
               =====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.

 N/R    Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 37

NGK | Nuveen Connecticut Dividend Advantage Municipal Fund 2
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.9% (1.2% OF TOTAL INVESTMENTS)

$         660  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB     $        647,863
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 34.8% (22.1% OF TOTAL
                  INVESTMENTS)

          715  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00            A              750,185
                  Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                  NPFG Insured

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00         BBB-              463,855
                  Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 -
                  RAAI Insured

          200  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          N/R              188,864
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 - RAAI
                  Insured

          135  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              133,466
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27
                  - RAAI Insured

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           A-              513,540
                  Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40

          310  Connecticut Health and Educational Facilities Authority, Revenue      No Opt. Call           A2              352,699
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                  AMBAC Insured

          120  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              116,189
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, University of Hartford, Series 2002E:
          590     5.500%, 7/01/22 - RAAI Insured                                   7/12 at 101.00         BBB-              602,142
        1,000     5.250%, 7/01/32 - RAAI Insured                                   7/12 at 101.00         BBB-              960,790

          800  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           AA              853,192
                  Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/13 at 100.00          AAA              513,435
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)

        1,600  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          AAA            1,679,952
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)

        2,750  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          AAA            2,906,668
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

               University of Connecticut, General Obligation Bonds, Series 2006A:
          450     5.000%, 2/15/19 - FGIC Insured                                   2/16 at 100.00           AA              503,559
          490     5.000%, 2/15/23 - FGIC Insured                                   2/16 at 100.00           AA              534,443

          460  University of Connecticut, General Obligation Bonds, Series         2/20 at 100.00           AA              508,203
                  2010A, 5.000%, 2/15/28

          500  University of Connecticut, Student Fee Revenue Refunding Bonds,    11/12 at 101.00          Aa2              533,865
                  Series 2002A, 5.250%, 11/15/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       11,620  Total Education and Civic Organizations                                                                   12,115,047
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 15.4% (9.8% OF TOTAL INVESTMENTS)

          300  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00          N/R              280,017
                  Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 - RAAI
                  Insured

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Eastern Connecticut Health Network, Series 2000A:
           20     6.125%, 7/01/20 - RAAI Insured                                   7/10 at 101.00          N/R               20,123
          315     6.000%, 7/01/25 - RAAI Insured                                   7/10 at 101.00          N/R              315,208

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Griffin Hospital, Series 2005B:
          300     5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00          N/R              295,551
          300     5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00          N/R              289,371

          170  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00         BBB-              152,204
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%,
                  7/01/32 - RAAI Insured

        1,190  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3            1,206,779
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - AGM
                  Insured

38 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00          N/R     $        917,240
                  Bonds, St. Francis Hospital and Medical Center, Series 2002D,
                  5.000%, 7/01/22 - RAAI Insured

           25  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.50         Baa1               25,269
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 -
                  NPFG Insured

        1,170  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3            1,187,117
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%,
                  7/01/31 - AMBAC Insured

          500  Connecticut Health and Educational Facilities Authority, Revenue   11/19 at 100.00          Aa1              516,360
                  Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40

          175  Connecticut Health and Educational Facilities Authority, Revenue   11/20 at 100.00           A1              175,571
                  Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
        5,465  Total Health Care                                                                                          5,380,810
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

          480  Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00          AAA              480,221
                  Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                  11/15/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 8.4% (5.3% OF TOTAL INVESTMENTS)

          250  Connecticut Housing Finance Authority, Housing Mortgage Finance    11/10 at 100.00          AAA              250,398
                  Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative
                  Minimum Tax)

          700  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/13 at 100.00          AAA              711,725
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34

               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2006-A1:
          305     4.700%, 11/15/26 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              303,612
          330     4.800%, 11/15/31 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              323,921

          585  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/16 at 100.00          AAA              590,996
                  Program Bonds, Series 2006D, 4.650%, 11/15/27

          700  Connecticut Housing Finance Authority, Single Family Housing       11/19 at 100.00          AAA              709,583
                  Mortgage Finance Program Bonds, Series 2010-A2, 4.750%,
                  11/15/35
------------------------------------------------------------------------------------------------------------------------------------
        2,870  Total Housing/Single Family                                                                                2,890,235
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.5% (2.3% OF TOTAL INVESTMENTS)

          320  Connecticut Development Authority, First Mortgage Gross Revenue    12/11 at 102.00         BBB+              320,381
                  Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                  5.750%, 12/01/23

          140  Connecticut Development Authority, First Mortgage Gross Revenue    10/10 at 100.00         BBB-              140,217
                  Refunding Healthcare Bonds, Church Homes Inc. -
                  Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

          450  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00          N/R              450,680
                  Bonds, Village for Families and Children Inc., Series 2002A,
                  5.000%, 7/01/19 - AMBAC Insured

          250  Connecticut State Development Authority, Health Facilities          8/17 at 100.00          N/R              214,800
                  Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                  Inc., Series 2007, 5.500%, 8/15/27

          105  Hamden, Connecticut, Facility Revenue Bonds, Whitney Center         1/20 at 100.00          N/R              107,963
                  Project, Series 2009A, 7.625%, 1/01/30
------------------------------------------------------------------------------------------------------------------------------------
        1,265  Total Long-Term Care                                                                                       1,234,041
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 13.7% (8.7% OF TOTAL INVESTMENTS)

          600  Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00           AA              648,858
                  4.750%, 12/15/24

          400  Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00          AAA              437,632
                  5.000%, 6/01/23 - AGM Insured

        1,305  Hartford County Metropolitan District, Connecticut, General         4/12 at 101.00          AA+            1,389,838
                  Obligation Bonds, Series 2002, 5.000%, 4/01/22

               Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360     5.000%, 8/01/21 - AGM Insured                                    8/15 at 100.00          AAA              391,684
          140     4.375%, 8/01/24 - AGM Insured                                    8/15 at 100.00          AAA              144,194

          650  New Haven, Connecticut, General Obligation Bonds, Series 2006,     11/16 at 100.00           A1              721,552
                  5.000%, 11/01/17 - AMBAC Insured

          400  Suffield, Connecticut, General Obligation Bonds, Series 2005,         No Opt. Call           AA              477,072
                  5.000%, 6/15/21

          500  West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00          AAA              578,090
                  2005B, 5.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
        4,355  Total Tax Obligation/General                                                                               4,788,920
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 19.0% (12.1% OF TOTAL INVESTMENTS)

               Connecticut Health and Educational Facilities Authority, Child
               Care Facilities Program Revenue Bonds, Series 2006F:
$         575     5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00          AAA     $        595,723
          500     5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00          AAA              513,705

          500  Connecticut, Special Tax Obligation Transportation                 10/11 at 100.00          AAA              530,840
                  Infrastructure Purpose Bonds, Series 2001B, 5.375%, 10/01/13
                  - AGM Insured

        1,625  Connecticut, Special Tax Obligation Transportation                  7/12 at 100.00          AAA            1,754,870
                  Infrastructure Purpose Bonds, Series 2002A, 5.375%, 7/01/20 -
                  AGM Insured

          850  Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00           AA              917,643
                  Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                  8/01/27 - AMBAC Insured

          500  Harbor Point Infrastructure Improvement District, Connecticut,      4/20 at 100.00          N/R              530,415
                  Special Obligation Revenue Bonds, Harbor Point Project,
                  Series 2010A, 7.875%, 4/01/39

          500  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3              516,815
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          430  Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call           A3              101,265
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

          750  Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00          AAA              816,495
                  8/01/16 - AGM Insured

          325  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue      2/20 at 100.00           A+              337,519
                  Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39
------------------------------------------------------------------------------------------------------------------------------------
        6,555  Total Tax Obligation/Limited                                                                               6,615,290
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 6.4% (4.1% OF TOTAL INVESTMENTS)

        1,950  New Haven, Connecticut, Revenue Refunding Bonds, Air Rights           No Opt. Call          N/R            2,226,569
                  Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 35.0% (22.2% OF TOTAL INVESTMENTS) (4)

        2,250  Connecticut Health and Educational Facilities Authority, Revenue   11/11 at 100.00          AAA            2,393,955
                  Bonds, Connecticut State University System, Series 2002D-2,
                  5.000%, 11/01/21 (Pre-refunded 11/01/11) - AGM Insured

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Eastern Connecticut Health Network, Series 2000A:
          100     6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00      N/R (4)              101,532
           30     6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00      N/R (4)               30,460
            5     6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00      N/R (4)                5,076

          400  Connecticut Health and Educational Facilities Authority, Revenue    3/11 at 101.00          AAA              418,192
                  Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32
                  (Pre-refunded 3/01/11) - AGM Insured

               Farmington, Connecticut, General Obligation Bonds, Series 2002:
        1,000     5.000%, 9/15/20 (Pre-refunded 9/15/12)                           9/12 at 101.00          Aaa            1,106,090
        1,450     5.000%, 9/15/21 (Pre-refunded 9/15/12)                           9/12 at 101.00          Aaa            1,603,831

          250  Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00      N/R (4)              261,895
                  Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                  (Pre-refunded 5/15/11)

        1,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/10 at 101.00          AAA            1,014,550
                  Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - AGM
                  Insured

               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
        1,000     5.500%, 10/01/32 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            1,027,710
        2,000     5.500%, 10/01/40 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            2,055,420

        1,535  Regional School District 8, Andover, Hebron and Marlborough,        5/11 at 101.00      Aa3 (4)            1,616,969
                  Connecticut, General Obligation Bonds, Series 2002, 5.000%,
                  5/01/22 (Pre-refunded 5/01/11) - AGM Insured

          500  Waterbury, Connecticut, General Obligation Bonds, Series 2002A,     4/12 at 100.00          AAA              542,740
                  5.375%, 4/01/17 (Pre-refunded 4/01/12) - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       11,520  Total U.S. Guaranteed                                                                                     12,178,420
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 7.8% (5.0% OF TOTAL INVESTMENTS)

          500  Connecticut Development Authority, Pollution Control Revenue       10/10 at 101.00         Baa1              504,880
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28

          470  Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00         Baa1              471,133
                  Facilities Revenue Bonds, PSEG Power LLC Project, Series
                  2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

40 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)

$       1,000  Connecticut Resource Recovery Authority, Revenue Bonds, American   12/11 at 102.00          Ba1     $        996,070
                  Ref-Fuel Company of Southeastern Connecticut LP, Series
                  1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)

               Eastern Connecticut Resource Recovery Authority, Solid Waste
               Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          250     5.500%, 1/01/15 (Alternative Minimum Tax)                        1/11 at 100.00          BBB              250,350
          510     5.500%, 1/01/20 (Alternative Minimum Tax)                        7/10 at 100.00          BBB              509,995
------------------------------------------------------------------------------------------------------------------------------------
        2,730  Total Utilities                                                                                            2,732,428
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 9.9% (6.3% OF TOTAL INVESTMENTS)

          220  Connecticut Development Authority, Water Facility Revenue Bonds,    9/17 at 100.00          N/R              199,573
                  Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37
                  - SYNCORA GTY Insured (Alternative Minimum Tax)

          785  Connecticut, State Revolving Fund General Revenue Bonds, Series    10/13 at 100.00          AAA              877,395
                  2003A, 5.000%, 10/01/16

               Greater New Haven Water Pollution Control Authority, Connecticut,
               Regional Wastewater System Revenue Bonds, Series 2005A:
          690     5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00           A1              711,252
          320     5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00           A1              325,808

          130  Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00          Ba2              133,366
                  System Revenue Bonds, Series 2005, 6.000%, 7/01/25

               South Central Connecticut Regional Water Authority, Water System
               Revenue Bonds, Eighteenth Series 2003A:
          750     5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00          Aa3              786,510
          410     5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00          Aa3              418,407
------------------------------------------------------------------------------------------------------------------------------------
        3,305  Total Water and Sewer                                                                                      3,452,311
------------------------------------------------------------------------------------------------------------------------------------
$      52,775  Total Investments (cost $53,119,452) - 157.2%                                                             54,742,155
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (9.9)%                                                                        (3,460,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (48.7)% (5)                                       (16,950,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.4%                                                                         500,897
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     34,833,052
               =====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.0%.

 N/R    Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 41

NGO | Nuveen Connecticut Dividend Advantage Municipal Fund 3
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)

$       2,100  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB     $      2,061,381
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 29.7% (18.9% OF TOTAL
                  INVESTMENTS)

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00            A              987,620
                  Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 -
                  NPFG Insured

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00           A-            1,016,220
                  Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 -
                  AMBAC Insured

        1,300  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00            A            1,363,973
                  Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25
                  - NPFG Insured

          650  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00         BBB-              603,012
                  Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36
                  - RAAI Insured

          350  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          N/R              330,512
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                  RAAI Insured

          250  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              247,160
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27
                  - RAAI Insured

          800  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           A-              822,312
                  Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/35

          400  Connecticut Health and Educational Facilities Authority, Revenue      No Opt. Call           A2              455,096
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                  AMBAC Insured

          215  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              208,172
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured

          750  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00         BBB-              765,435
                  Bonds, University of Hartford, Series 2002E, 5.500%, 7/01/22
                  - RAAI Insured

          800  Connecticut Health and Educational Facilities Authority, Revenue    7/20 at 100.00           AA              853,192
                  Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35

        3,000  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          AAA            3,149,910
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)

        5,050  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          AAA            5,337,699
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

               University of Connecticut, General Obligation Bonds, Series
               2006A:
          850     5.000%, 2/15/19 - FGIC Insured                                   2/16 at 100.00           AA              951,167
          490     5.000%, 2/15/23 - FGIC Insured                                   2/16 at 100.00           AA              534,443

          535  University of Connecticut, General Obligation Bonds, Series         2/20 at 100.00           AA              591,063
                  2010A, 5.000%, 2/15/28

          500  University of Connecticut, Student Fee Revenue Refunding Bonds,    11/12 at 101.00          Aa2              533,865
                  Series 2002A, 5.250%, 11/15/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       17,940  Total Education and Civic Organizations                                                                   18,750,851
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 13.6% (8.6% OF TOTAL INVESTMENTS)

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Bristol Hospital, Series 2002B:
          500     5.500%, 7/01/21 - RAAI Insured                                   7/12 at 101.00          N/R              477,980
          600     5.500%, 7/01/32 - RAAI Insured                                   7/12 at 101.00          N/R              560,034

          750  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 101.00          N/R              750,495
                  Bonds, Eastern Connecticut Health Network, Series 2000A,
                  6.000%, 7/01/25 - RAAI Insured

          800  Connecticut Health and Educational Facilities Authority, Revenue    7/15 at 100.00          N/R              788,136
                  Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/20 - RAAI
                  Insured

          310  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00         BBB-              277,549
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%,
                  7/01/32 - RAAI Insured

        2,130  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3            2,160,033
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - AGM
                  Insured

42 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$         200  Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 100.50         Baa1     $        202,150
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 -
                  NPFG Insured

        1,325  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3            1,344,385
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%,
                  7/01/31 - AMBAC Insured

        1,500  Connecticut Health and Educational Facilities Authority, Revenue   11/19 at 100.00          Aa1            1,549,080
                  Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40

          300  Connecticut Health and Educational Facilities Authority, Revenue   11/20 at 100.00           A1              300,978
                  Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29

          200  Connecticut Health and Educational Facilities Authority, Revenue    1/16 at 100.00          N/R              157,306
                  Bonds, Danbury Hospital, Series 2006H, 4.500%, 7/01/33 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,615  Total Health Care                                                                                          8,568,126
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)

          960  Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00          AAA              960,442
                  Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                  11/15/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 8.0% (5.1% OF TOTAL INVESTMENTS)

          750  Connecticut Housing Finance Authority, Housing Mortgage Finance    11/10 at 100.00          AAA              751,193
                  Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative
                  Minimum Tax)

        1,300  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/13 at 100.00          AAA            1,321,775
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34

               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2006-A1:
          435     4.700%, 11/15/26 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              433,021
          465     4.800%, 11/15/31 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              456,435

          585  Connecticut Housing Finance Authority, Housing Mortgage Finance     5/16 at 100.00          AAA              590,996
                  Program Bonds, Series 2006D, 4.650%, 11/15/27

        1,500  Connecticut Housing Finance Authority, Single Family Housing       11/19 at 100.00          AAA            1,508,025
                  Mortgage Finance Program Bonds, Series 2010-A2, 4.500%,
                  11/15/30
------------------------------------------------------------------------------------------------------------------------------------
        5,035  Total Housing/Single Family                                                                                5,061,445
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 11.8% (7.5% OF TOTAL INVESTMENTS)

          500  Connecticut Development Authority, First Mortgage Gross Revenue    12/11 at 102.00         BBB+              500,595
                  Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                  5.750%, 12/01/23

          260  Connecticut Development Authority, First Mortgage Gross Revenue    10/10 at 100.00         BBB-              260,403
                  Refunding Healthcare Bonds, Church Homes Inc. -
                  Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

               Connecticut Development Authority, Revenue Bonds, Duncaster
               Inc., Series 2002:
          650     5.125%, 8/01/22 - RAAI Insured                                   8/12 at 101.00          BBB              616,363
        1,025     4.750%, 8/01/32 - RAAI Insured                                   8/12 at 101.00          BBB              843,883

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Village for Families and Children Inc., Series 2002A:
          430     5.000%, 7/01/18 - AMBAC Insured                                  7/12 at 101.00          N/R              432,546
          475     5.000%, 7/01/20 - AMBAC Insured                                  7/12 at 101.00          N/R              471,267
          260     5.000%, 7/01/23 - AMBAC Insured                                  7/12 at 101.00          N/R              253,409
        1,000     5.000%, 7/01/32 - AMBAC Insured                                  7/12 at 101.00          N/R              894,160

               Connecticut Housing Finance Authority, Special Needs Housing
               Mortgage Finance Program Special Obligation Bonds, Series
               2002SNH-1:
        1,000     5.000%, 6/15/22 - AMBAC Insured                                  6/12 at 101.00          N/R            1,023,860
        1,500     5.000%, 6/15/32 - AMBAC Insured                                  6/12 at 101.00          N/R            1,516,380

          500  Connecticut State Development Authority, Health Facilities          8/17 at 100.00          N/R              429,600
                  Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                  Inc., Series 2007, 5.500%, 8/15/27

          210  Hamden, Connecticut, Facility Revenue Bonds, Whitney Center         1/20 at 100.00          N/R              215,926
                  Project, Series 2009A, 7.625%, 1/01/30
------------------------------------------------------------------------------------------------------------------------------------
        7,810  Total Long-Term Care                                                                                       7,458,392
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 21.1% (13.4% OF TOTAL INVESTMENTS)

               Bethel, Connecticut, General Obligation Bonds, Series 2002:
$         525     5.000%, 11/01/18 - FGIC Insured                                 11/12 at 100.00          Aa2     $        575,636
          525     5.000%, 11/01/19 - FGIC Insured                                 11/12 at 100.00          Aa2              575,636
          525     5.000%, 11/01/20 - FGIC Insured                                 11/12 at 100.00          Aa2              575,636
          525     5.000%, 11/01/21 - FGIC Insured                                 11/12 at 100.00          Aa2              575,636
          525     5.000%, 11/01/22 - FGIC Insured                                 11/12 at 100.00          Aa2              575,636

        1,200  Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00           AA            1,297,716
                  4.750%, 12/15/24

        1,500  Connecticut State, General Obligation Bonds, Series 2006E,         12/16 at 100.00           AA            1,692,030
                  5.000%, 12/15/20

          600  Hartford, Connecticut, General Obligation Bonds, Series 2005A,      8/15 at 100.00          AAA              652,806
                  5.000%, 8/01/21 - AGM Insured

               New Canaan, Connecticut, General Obligation Bonds, Series 2002A:
          900     4.600%, 5/01/20                                                  5/11 at 100.00          Aaa              934,650
          500     4.700%, 5/01/21                                                  5/11 at 100.00          Aaa              519,710

        1,000  New Haven, Connecticut, General Obligation Bonds, Series 2006,     11/16 at 100.00           A1            1,110,080
                  5.000%, 11/01/17 - AMBAC Insured

               Southbury, Connecticut, General Obligation Bonds, Series 2002:
          500     4.875%, 12/15/20                                                12/11 at 101.00          Aa2              520,050
          500     4.875%, 12/15/21                                                12/11 at 101.00          Aa2              519,195
          500     5.000%, 12/15/22                                                12/11 at 101.00          Aa2              531,350

               Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,375     4.000%, 2/15/19 - AGM Insured                                    2/12 at 100.00          AAA            1,407,368
          630     4.125%, 2/15/20 - AGM Insured                                    2/12 at 100.00          AAA              644,490

          500  West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00          AAA              578,090
                  2005B, 5.000%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
       12,330  Total Tax Obligation/General                                                                              13,285,715
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 23.1% (14.7% OF TOTAL INVESTMENTS)

          930  Connecticut Health and Educational Facilities Authority, Child      7/16 at 100.00          AAA              955,491
                  Care Facilities Program Revenue Bonds, Series 2006F, 5.000%,
                  7/01/36 - AGC Insured

           60  Connecticut, Special Tax Obligation Transportation                    No Opt. Call           AA               63,609
                  Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12

               Connecticut, Special Tax Obligation Transportation Infrastructure
               Purpose Bonds, Series 2002B:
        2,810     5.000%, 12/01/20 - AMBAC Insured                                12/12 at 100.00           AA            3,018,867
        1,000     5.000%, 12/01/21 - AMBAC Insured                                12/12 at 100.00           AA            1,057,240
        1,000     5.000%, 12/01/22 - AMBAC Insured                                12/12 at 100.00           AA            1,048,170

          500  Connecticut, Special Tax Obligation Transportation Infrastructure   1/14 at 100.00           AA              536,775
                  Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

        1,500  Connecticut, Special Tax Obligation Transportation Infrastructure   8/17 at 100.00           AA            1,619,370
                  Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 - AMBAC
                  Insured

          900  Harbor Point Infrastructure Improvement District, Connecticut,      4/20 at 100.00          N/R              954,747
                  Special Obligation Revenue Bonds, Harbor Point Project,
                  Series 2010A, 7.875%, 4/01/39

        1,000  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3            1,033,630
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

               Puerto Rico Infrastructure Financing Authority, Special Tax
               Revenue Bonds, Series 2005A:
          780     0.000%, 7/01/32 - FGIC Insured                                     No Opt. Call           A3              183,690
        2,120     0.000%, 7/01/33 - FGIC Insured                                     No Opt. Call           A3              462,224

               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Bonds, Series 2002G:
          890     5.250%, 7/01/17                                                  7/12 at 100.00           A3              912,704
        1,000     5.250%, 7/01/20                                                  7/12 at 100.00           A3            1,016,870
        1,045     5.250%, 7/01/21                                                  7/12 at 100.00           A3            1,060,017

          650  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue      2/20 at 100.00           A+              675,038
                  Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39
------------------------------------------------------------------------------------------------------------------------------------
       16,185  Total Tax Obligation/Limited                                                                              14,598,442
------------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         415  New Haven, Connecticut, Revenue Refunding Bonds, Air Rights           No Opt. Call          N/R     $        473,859
                  Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 22.4% (14.2% OF TOTAL INVESTMENTS) (4)

          500  Bridgeport, Connecticut, General Obligation Bonds, Series           9/13 at 100.00          AAA              567,680
                  2003A, 5.250%, 9/15/23 (Pre-refunded 9/15/13) - AGM Insured

        3,100  Connecticut Health and Educational Facilities Authority,            7/11 at 101.00      N/R (4)            3,287,271
                  Revenue Bonds, Trinity College, Series 2001G, 5.000%,
                  7/01/21 (Pre-refunded 7/01/11) - AMBAC Insured

          450  Farmington, Connecticut, General Obligation Bonds, Series 2002,     9/12 at 101.00          Aaa              497,741
                  5.000%, 9/15/20 (Pre-refunded 9/15/12)

          950  New Canaan, Connecticut, General Obligation Bonds, Series           5/11 at 100.00          Aaa              985,701
                  2002A, 4.500%, 5/01/19 (Pre-refunded 5/01/11)

           40  New Haven, Connecticut, General Obligation Bonds, Series 2002A,    11/11 at 101.00       A1 (4)               43,110
                  5.250%, 11/01/17 - AMBAC Insured (ETM)

        3,050  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series   7/10 at 101.00          AAA            3,094,378
                  2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - AGM Insured

        3,000  Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00          AAA            3,083,130
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                  (Pre-refunded 10/01/10)

        1,010  Puerto Rico Public Finance Corporation, Commonwealth                  No Opt. Call          AAA            1,144,552
                  Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
                  Insured (ETM)

          195  Puerto Rico Public Finance Corporation, Commonwealth                2/12 at 100.00          AAA              210,526
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)

        1,100  University of Connecticut, General Obligation Bonds, Series         2/13 at 100.00       AA (4)            1,222,892
                  2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       13,395  Total U.S. Guaranteed                                                                                     14,136,981
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 8.1% (5.1% OF TOTAL INVESTMENTS)

          720  Connecticut Development Authority, Pollution Control Revenue       10/10 at 101.00         Baa1              727,027
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28

          860  Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00         Baa1              862,073
                  Facilities Revenue Bonds, PSEG Power LLC Project, Series
                  2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

        2,000  Connecticut Resource Recovery Authority, Revenue Bonds,            12/11 at 102.00          Ba1            1,992,140
                  American Ref-Fuel Company of Southeastern Connecticut LP,
                  Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)

               Eastern Connecticut Resource Recovery Authority, Solid Waste
               Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          665     5.500%, 1/01/14 (Alternative Minimum Tax)                        7/10 at 100.00          BBB              666,071
          305     5.500%, 1/01/20 (Alternative Minimum Tax)                        7/10 at 100.00          BBB              304,997

          530  Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/20 at 100.00           A3              536,604
                  Series 2010XX, 5.250%, 7/01/40
------------------------------------------------------------------------------------------------------------------------------------
        5,080  Total Utilities                                                                                            5,088,912
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 14.1% (8.9% OF TOTAL INVESTMENTS)

          400  Connecticut Development Authority, Water Facility Revenue           9/17 at 100.00          N/R              362,860
                  Bonds, Aquarion Water Company Project, Series 2007, 5.100%,
                  9/01/37 - SYNCORA GTY Insured (Alternative Minimum Tax)

        1,185  Connecticut, State Revolving Fund General Revenue Bonds, Series    10/13 at 100.00          AAA            1,324,475
                  2003A, 5.000%, 10/01/16

               Greater New Haven Water Pollution Control Authority, Connecticut,
               Regional Wastewater System Revenue Bonds, Series 2005A:
        1,230     5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00           A1            1,267,884
          640     5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00           A1              651,616

          230  Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00          Ba2              235,955
                  System Revenue Bonds, Series 2005, 6.000%, 7/01/25

               South Central Connecticut Regional Water Authority, Water
               System Revenue Bonds, Eighteenth Series 2003A:
        2,050     5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00          Aa3            2,149,794
          590     5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00          Aa3              602,101

                                                           Nuveen Investments 45

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       1,840  South Central Connecticut Regional Water Authority, Water           8/16 at 100.00          Aa3     $      1,926,367
                  System Revenue Bonds, Twentieth Series, 2007A, 5.000%,
                  8/01/30 - NPFG Insured

          350  Stamford, Connecticut, Water Pollution Control System and          11/13 at 100.00          AA+              368,309
                  Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------------------------
        8,515  Total Water and Sewer                                                                                      8,889,361
------------------------------------------------------------------------------------------------------------------------------------
$      98,380  Total Investments (cost $97,919,182) - 157.5%                                                             99,333,907
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (9.2)%                                                                        (5,780,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (50.7)% (5)                                       (32,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       1,505,125
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     63,059,032
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46 Nuveen Investments

NMT | Nuveen Massachusetts Premium Income Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.2% (0.8% OF TOTAL INVESTMENTS)

$       1,425   Boston Industrial Development Financing Authority,                 9/12 at 102.00         Caa3     $        831,174
                   Massachusetts, Senior Revenue Bonds, Crosstown Center
                   Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                   Tax)
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 33.7% (22.3% OF TOTAL
                   INVESTMENTS)

        1,045   Massachusetts Development Finance Agency, Revenue Bonds,           9/17 at 100.00           A+            1,062,086
                   Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37
                   - NPFG Insured

          375   Massachusetts Development Finance Authority, Revenue Bonds,       10/19 at 100.00            A              392,648
                   Boston University Issue, Series 2009-V1, 5.000%, 10/01/29

          830   Massachusetts Development Finance Authority, Revenue Bonds,        9/10 at 100.50          BBB              834,897
                   Curry College, Series 2000A, 6.000%, 3/01/20 - ACA Insured

        1,745   Massachusetts Development Finance Authority, Revenue Bonds,        7/15 at 100.00          AAA            1,825,427
                   Massachusetts College of Pharmacy and Allied Health Sciences,
                   Series 2005D, 5.000%, 7/01/27 - AGC Insured

          750   Massachusetts Development Finance Authority, Revenue Bonds,        9/13 at 100.00          AA-              806,685
                   Milton Academy, Series 2003A, 5.000%, 9/01/19

        1,500   Massachusetts Development Finance Authority, Revenue Bonds, WGBH     No Opt. Call          N/R            1,677,645
                   Educational Foundation, Series 2002A, 5.750%, 1/01/42 - AMBAC
                   Insured

        4,900   Massachusetts Development Finance Authority, Revenue Bonds, WGBH   1/18 at 100.00          AAA            5,052,684
                   Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC
                   Insured (UB)

        1,090   Massachusetts Development Finance Authority, Revenue Refunding       No Opt. Call           A2            1,285,197
                   Bonds, Boston University, Series 1999P, 6.000%, 5/15/29

        1,550   Massachusetts Educational Finance Authority, Educational Loan      1/12 at 100.00           AA            1,606,854
                   Revenue Bonds, Series 2002A, 5.000%, 1/01/13 - AMBAC Insured
                   (Alternative Minimum Tax)

        2,000   Massachusetts Health and Educational Facilities Authority,         6/13 at 100.00          AA-            2,214,700
                   Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

          500   Massachusetts Health and Educational Facilities Authority,         9/10 at 100.00          N/R              344,410
                   Revenue Bonds, Hebrew College, Series 1999A, 0.600%, 7/01/31
                   - RAAI Insured (4)

        1,000   Massachusetts Health and Educational Facilities Authority,        10/19 at 100.00         Baa1            1,042,340
                   Revenue Bonds, Springfield College, Series 2010, 5.500%,
                   10/15/31

          500   Massachusetts Health and Educational Facilities Authority,         7/13 at 100.00          Aaa              521,855
                   Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
                   7/01/26

          555   Massachusetts Health and Educational Facilities Authority,         7/13 at 100.00          AAA              607,431
                   Revenue Bonds, Williams College, Series 2003H, 5.000%,
                   7/01/21

        1,380   Massachusetts Health and Educational Facilities Authority,         7/16 at 100.00          AAA            1,462,703
                   Revenue Bonds, Williams College, Series 2007L, 5.000%,
                   7/01/31

          500   Massachusetts Health and Educational Facilities Authority,        11/12 at 100.00           A2              500,885
                   Revenue Bonds, Worcester State College, Series 2002, 5.000%,
                   11/01/32 - AMBAC Insured

        1,645   Massachusetts Industrial Finance Agency, Revenue Bonds,            7/10 at 100.00          Aa1            1,646,579
                   Whitehead Institute for Biomedical Research, Series 1993,
                   5.125%, 7/01/26

          375   Puerto Rico Industrial, Tourist, Educational, Medical and          8/10 at 100.50         BBB-              375,278
                   Environmental Control Facilities Financing Authority, Higher
                   Education Revenue Bonds, Ana G. Mendez University System,
                   Series 1999, 5.375%, 2/01/19
------------------------------------------------------------------------------------------------------------------------------------
       22,240   Total Education and Civic Organizations                                                                  23,260,304
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 26.8% (17.7% OF TOTAL INVESTMENTS)

        1,250   Massachusetts Health and Educational Facilities Authority,        10/11 at 101.00         BBB+            1,267,500
                   Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%,
                   10/01/31

        1,000   Massachusetts Health and Educational Facilities Authority,        11/11 at 101.00          BBB              923,720
                   Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                   5.250%, 11/15/31 - RAAI Insured

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Caregroup Inc., Series B1 Capital Asset
                Program Converted June 13,2008:
        2,300      5.375%, 2/01/26 - NPFG Insured                                  8/18 at 100.00            A            2,347,541
          770      5.375%, 2/01/28 - NPFG Insured                                  8/18 at 100.00            A              782,921

        1,500   Massachusetts Health and Educational Facilities Authority,         8/18 at 100.00            A            1,523,175
                   Revenue Bonds, Caregroup Inc., Series B2, Capital Asset
                   Program, Converted June 9, 2009, 5.375%, 2/01/27 - NPFG
                   Insured

                                                           Nuveen Investments 47

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,000   Massachusetts Health and Educational Facilities Authority,         7/12 at 101.00          BBB     $      1,011,940
                   Revenue Bonds, Caritas Christi Obligated Group, Series 2002B,
                   6.250%, 7/01/22

        1,000   Massachusetts Health and Educational Facilities Authority,        12/19 at 100.00           AA            1,061,560
                   Revenue Bonds, Children's Hospital, Series 2009M, 5.500%,
                   12/01/39

          935   Massachusetts Health and Educational Facilities Authority,         8/15 at 100.00          N/R              777,228
                   Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
                   8/15/35 - RAAI Insured

        1,000   Massachusetts Health and Educational Facilities Authority,         8/15 at 100.00           A+            1,027,620
                   Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                   5.000%, 8/15/21 - FGIC Insured

        2,000   Massachusetts Health and Educational Facilities Authority,         8/17 at 100.00           A+            2,033,440
                   Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%,
                   8/15/28

          585   Massachusetts Health and Educational Facilities Authority,         7/17 at 100.00         BBB-              483,924
                   Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                   5.000%, 7/15/32

        1,000   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00          BB-              681,420
                   Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%,
                   7/01/30

          750   Massachusetts Health and Educational Facilities Authority,         7/10 at 100.00            A              733,665
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   1993G-1, 5.375%, 7/01/24 - NPFG Insured

           75   Massachusetts Health and Educational Facilities Authority,         7/11 at 101.00           AA               76,780
                   Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                   5.750%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority,         7/11 at 100.00         BBB+              378,596
                   Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                   6.625%, 7/01/32

        1,445   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00         BBB+            1,331,596
                   Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                   5.000%, 7/01/33

        2,000   Massachusetts State, Health and Educational Facilities             7/17 at 100.00           AA            2,021,320
                   Authority, Partners HealthCare System Inc., Series 2007G,
                   5.000%, 7/01/32
------------------------------------------------------------------------------------------------------------------------------------
       18,985   Total Health Care                                                                                        18,463,946
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.0% (4.6% OF TOTAL INVESTMENTS)

        1,320   Massachusetts Development Finance Authority, Multifamily Housing   7/17 at 100.00          AAA            1,271,450
                   Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%,
                   7/20/48

        1,775   Massachusetts Development Financing Authority, Assisted Living     6/10 at 102.00          N/R            1,732,666
                   Revenue Bonds, Prospect House Apartments, Series 1999,
                   7.000%,12/01/31

          500   Massachusetts Housing Finance Agency, Housing Revenue Bonds,       6/13 at 100.00          AA-              502,805
                   Series 2003S, 5.050%, 12/01/23(Alternative Minimum Tax)

          250   Massachusetts Housing Finance Agency, Rental Housing Mortgage      7/10 at 101.00          N/R              252,830
                   Revenue Bonds, Series 1999D, 5.500%, 7/01/13 - AMBAC Insured
                   (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized   5/12 at 103.00          AAA            1,047,900
                   Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                   5.200%, 11/20/22
------------------------------------------------------------------------------------------------------------------------------------
        4,845   Total Housing/Multifamily                                                                                 4,807,651
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,500   Massachusetts Housing Finance Agency, Single Family Housing        6/16 at 100.00           AA            1,412,070
                   Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative
                   Minimum Tax)

          985   Massachusetts Housing Finance Agency, Single Family Housing        6/18 at 100.00           AA            1,094,808
                   Revenue Bonds, Series 2008, Trust 3145, 14.169%, 12/01/28 (IF)
------------------------------------------------------------------------------------------------------------------------------------
        2,485   Total Housing/Single Family                                                                               2,506,878
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)

          305   Massachusetts Development Finance Agency, Pioneer Valley             No Opt. Call          N/R              290,363
                   Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                   2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          400   Massachusetts Development Finance Agency, Solid Waste Disposal       No Opt. Call          BBB              429,244
                   Revenue Bonds, Waste Management Inc., Series 2003, 5.450%,
                   6/01/14
------------------------------------------------------------------------------------------------------------------------------------
          705   Total Industrials                                                                                           719,607
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.0% (4.7% OF TOTAL INVESTMENTS)

        1,270   Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds,        10/10 at 103.00          AAA            1,321,994
                   Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31

48 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         185   Massachusetts Development Finance Agency, Revenue Bonds,          12/19 at 100.00           A-     $        186,271
                   Carleton-Willard Village, Series 2010, 5.625%, 12/01/30

        1,685   Massachusetts Development Finance Agency, Revenue Bonds, Orchard  10/12 at 102.00          N/R            1,374,926
                   Cove, Series 2007, 5.250%, 10/01/26

        1,500   Massachusetts Development Finance Authority, GNMA Collateralized   3/12 at 105.00          AAA            1,584,825
                   Assisted Living Facility Revenue Bonds, Arbors at Chicopee,
                   Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

          400   Massachusetts Industrial Finance Agency, First Mortgage Revenue    1/11 at 101.00          BBB              390,808
                   Bonds, Berkshire Retirement Community, Series 1994B, 4.750%,
                   7/01/17
------------------------------------------------------------------------------------------------------------------------------------
        5,040   Total Long-Term Care                                                                                      4,858,824
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.0% (11.3% OF TOTAL INVESTMENTS)

          500   Ashland, Massachusetts, General Obligation Bonds, Series 2004,     5/15 at 100.00          Aa2              539,380
                   5.250%, 5/15/23 - AMBAC Insured

          600   Boston, Massachusetts, General Obligation Bonds, Series 2005A,     1/15 at 100.00          Aaa              675,492
                   5.000%, 1/01/17

        1,000   Fall River, Massachusetts, General Obligation Bonds, Series        2/13 at 101.00          AAA            1,044,130
                   2003, 5.000%, 2/01/21 - AGM Insured

        2,500   Massachusetts Bay Transportation Authority, General Obligation       No Opt. Call          Aa1            3,078,475
                   Transportation System Bonds, Series 1991A, 7.000%, 3/01/21

        1,275   Massachusetts, General Obligation Bonds, Consolidated Loan,          No Opt. Call          Aa1            1,480,441
                   Series 2001D, 6.000%, 11/01/13 - NPFG Insured

          980   Monson, Massachusetts, General Obligation Bonds, Series 2002,      5/12 at 101.00           A1            1,045,699
                   5.250%, 5/15/22 - AMBAC Insured

        1,260   Norwell, Massachusetts, General Obligation Bonds, Series 2003,       No Opt. Call          AAA            1,504,868
                   5.000%, 11/15/20 - FGIC Insured

        1,000   Puerto Rico, General Obligation and Public Improvement Bonds,        No Opt. Call           A3            1,070,580
                   Series 2001A, 5.500%, 7/01/29 - FGIC Insured

        1,220   Worcester, Massachusetts, General Obligation Bonds, Series         7/15 at 100.00           A1            1,306,400
                   2005A, 5.000%, 7/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       10,335   Total Tax Obligation/General                                                                             11,745,465
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.0% (9.3% OF TOTAL INVESTMENTS)

          210   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,         5/14 at 100.00            A              217,090
                   Series 2004, 5.000%, 5/01/26 - AMBAC Insured

          975   Massachusetts Bay Transportation Authority, Sales Tax Revenue      7/18 at 100.00          AAA            1,074,002
                   Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales        No Opt. Call          AAA              461,977
                   Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

          550   Massachusetts College Building Authority, Project Revenue Bonds,   5/14 at 100.00          Aa2              602,817
                   Series 2004A, 5.000%,5/01/19 - NPFG Insured

          325   Massachusetts College Building Authority, Project Revenue Bonds,   5/16 at 100.00          Aa2              338,416
                   Series 2006A, 5.000%,5/01/31 - AMBAC Insured

        1,200   Massachusetts College Building Authority, Project Revenue Bonds,   5/18 at 100.00          AAA            1,262,040
                   Series 2008A, 5.000%,5/01/33 - AGC Insured

        1,000   Massachusetts College Building Authority, Project Revenue            No Opt. Call          Aa2            1,135,200
                   Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - SYNCORA GTY
                   Insured

        1,300   Massachusetts School Building Authority, Dedicated Sales Tax       8/15 at 100.00          AAA            1,432,951
                   Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - AGM Insured

          540   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,       No Opt. Call           A1              606,901
                   Series 2005, 5.000%, 1/01/20 - FGIC Insured

        1,000   Massachusetts, Special Obligation Refunding Notes, Federal           No Opt. Call          Aa2            1,118,360
                   Highway Grant Anticipation Note Program, Series 2003A,
                   5.000%, 12/15/13 - AGM Insured

          240   Puerto Rico Infrastructure Financing Authority, Special Tax          No Opt. Call           A3               24,929
                   Revenue Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured

        1,300   Puerto Rico, Highway Revenue Bonds, Highway and Transportation       No Opt. Call            A            1,410,708
                   Authority, Series 2003AA, 5.500%, 7/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        9,025   Total Tax Obligation/Limited                                                                              9,685,391
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 49

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.4% (6.9% OF TOTAL INVESTMENTS)

$       2,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,         7/13 at 100.00          AA-     $      2,123,660
                   5.000%, 7/01/33 - NPFG Insured

        1,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,    7/17 at 100.00            A              992,030
                   BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 - FGIC
                   Insured (Alternative Minimum Tax)

          225   Massachusetts Port Authority, Special Facilities Revenue Bonds,    1/11 at 101.00          N/R              178,234
                   Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 - AMBAC
                   Insured (Alternative Minimum Tax)

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,    9/10 at 100.00            A            3,766,960
                   US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 - NPFG
                   Insured (Alternative Minimum Tax)

          115   Massachusetts Turnpike Authority, Metropolitan Highway System      7/10 at 100.00            A              115,009
                   Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - NPFG
                   Insured
------------------------------------------------------------------------------------------------------------------------------------
        7,340   Total Transportation                                                                                      7,175,893
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.0% (9.3% OF TOTAL INVESTMENTS) (5)

          650   Boston, Massachusetts, General Obligation Bonds, Series 2005A,     1/15 at 100.00      N/R (5)              747,611
                   5.000%, 1/01/17 (Pre-refunded 1/01/15)

           25   Massachusetts Bay Transportation Authority, Sales Tax Revenue      7/18 at 100.00          AAA               29,372
                   Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26
                   (Pre-refunded 7/01/18)

        2,500   Massachusetts Development Finance Authority, GNMA Collateralized  10/11 at 105.00      N/R (5)            2,831,525
                   Revenue Bonds, VOA Concord Assisted Living Inc., Series
                   2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)

          500   Massachusetts Development Finance Authority, Revenue Bonds,        9/11 at 101.00        A (5)              535,180
                   Belmont Hills School, Series 2001, 5.375%, 9/01/23
                   (Pre-refunded 9/01/11)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,        7/13 at 101.00       A- (5)            1,151,780
                   Massachusetts College of Pharmacy and Allied Health Sciences,
                   Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)

          410   Massachusetts Health and Educational Facilities Authority,         7/21 at 100.00        A (5)              477,605
                   Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                   (Pre-refunded 7/01/21) - NPFG Insured

          600   Massachusetts Health and Educational Facilities Authority,         5/12 at 100.00      N/R (5)              653,814
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) - FGIC Insured

        1,000   Massachusetts Health and Educational Facilities Authority,        10/11 at 100.00       A+ (5)            1,063,080
                   Revenue Bonds, University of Massachusetts - Worcester
                   Campus, Series 2001B, 5.250%, 10/01/31 (Pre-refunded
                   10/01/11) - FGIC Insured

          420   Massachusetts Port Authority, Revenue Bonds, Series 1982,          7/10 at 100.00          AAA              501,371
                   13.000%, 7/01/13 (ETM)

        1,500   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,     1/14 at 100.00       A1 (5)            1,690,065
                   Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) - FGIC
                   Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,605   Total U.S. Guaranteed                                                                                     9,681,403
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.9% (2.0% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Development Finance Agency, Resource Recovery        1/12 at 101.00            A            1,029,630
                   Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 -
                   NPFG Insured

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery         6/10 at 101.00          BBB              993,960
                   Revenue Refunding Bonds, Ogden Haverhill Project, Series
                   1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           2,023,590
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.1% (8.0% OF TOTAL INVESTMENTS)

          500   Boston Water and Sewerage Commission, Massachusetts, General      11/19 at 100.00          AA+              550,265
                   Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%,
                   11/01/30

        2,000   Boston Water and Sewerage Commission, Massachusetts, General      11/14 at 100.00          AA+            2,135,040
                   Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

           60   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/13 at 100.00          AAA               63,481
                   Program Bonds, Series 2003-9, 5.000%, 8/01/22

          285   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/14 at 100.00          AAA              302,197
                   Program Bonds, Series 2004-10, 5.000%, 8/01/26

          750   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/15 at 100.00          AAA              765,750
                   Program Bonds, Series 2005-11, 4.500%, 8/01/29

        1,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/16 at 100.00          AAA            1,008,570
                   Program Bonds, Series 2006-12, 4.375%, 8/01/31

        1,250   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,      8/12 at 100.00          AAA            1,357,275
                   MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

50 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,500   Massachusetts Water Resources Authority, General Revenue Bonds,    8/17 at 100.00          AA+     $      1,615,455
                   Series 2005A, 5.000%,8/01/28 - NPFG Insured

          625   Massachusetts Water Resources Authority, General Revenue Bonds,    8/16 at 100.00          AA+              571,591
                   Series 2006A, 4.000%, 8/01/46
------------------------------------------------------------------------------------------------------------------------------------
        7,970   Total Water and Sewer                                                                                     8,369,624
------------------------------------------------------------------------------------------------------------------------------------
$     101,000   Total Investments (cost $102,413,160) - 150.8%                                                          104,129,750
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.5)%                                                                       (2,450,000)
                --------------------------------------------------------------------------------------------------------------------
                MuniFund Term Preferred Shares, at Liquidation Value - (29.3)% (6)                                      (20,210,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      1,961,161
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (20.9)% (6)                                       (14,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $     69,030,911
                ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (6) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 19.4% and 13.8%, respectively.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 51

NMB | Nuveen Massachusetts Dividend Advantage Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.0% (0.7% OF TOTAL INVESTMENTS)

$         480   Boston Industrial Development Financing Authority,                 9/12 at 102.00         Caa3     $        279,974
                   Massachusetts, Senior Revenue Bonds, Crosstown Center
                   Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                   Tax)
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 48.7% (32.0% OF TOTAL
                   INVESTMENTS)

          450   Massachusetts Development Finance Agency, Revenue Bonds,           9/17 at 100.00           A+              457,358
                   Worcester Polytechnic Institute, Series 2007, 5.000%,
                   9/01/37 - NPFG Insured

          375   Massachusetts Development Finance Authority, Revenue Bonds,       10/19 at 100.00            A              392,648
                   Boston University Issue, Series 2009-V1, 5.000%, 10/01/29

          495   Massachusetts Development Finance Authority, Revenue Bonds,        7/15 at 100.00          AAA              517,815
                   Massachusetts College of Pharmacy and Allied Health
                   Sciences, Series 2005D, 5.000%, 7/01/27 - AGC Insured

          500   Massachusetts Development Finance Authority, Revenue Bonds,        9/13 at 100.00          AA-              537,790
                   Milton Academy, Series 2003A, 5.000%, 9/01/19

          500   Massachusetts Development Finance Authority, Revenue Bonds,          No Opt. Call          N/R              559,215
                   WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42
                   - AMBAC Insured

        2,100   Massachusetts Development Finance Authority, Revenue Bonds,        1/18 at 100.00          AAA            2,165,436
                   WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42
                   - AGC Insured (UB)

        1,000   Massachusetts Development Finance Authority, Revenue               5/29 at 105.00           A2            1,146,070
                   Refunding Bonds, Boston University, Series 1999P, 6.000%,
                   5/15/59

          990   Massachusetts Educational Finance Authority, Educational Loan      7/10 at 100.00           AA              991,356
                   Revenue Bonds, Series 2001E, 5.300%, 1/01/16 - AMBAC
                   Insured (Alternative Minimum Tax)

        1,000   Massachusetts Health and Educational Facilities Authority,         6/13 at 100.00          AA-            1,107,350
                   Revenue Bonds, Boston College, Series 2003N, 5.250%,
                   6/01/18

        1,000   Massachusetts Health and Educational Facilities Authority,         9/10 at 100.00          N/R              688,820
                   Revenue Bonds, Hebrew College, Series 1999A, 0.600%,
                   7/01/31 - RAAI Insured (4)

          500   Massachusetts Health and Educational Facilities Authority,        10/19 at 100.00         Baa1              521,170
                   Revenue Bonds, Springfield College, Series 2010, 5.500%,
                   10/15/31

        2,000   Massachusetts Health and Educational Facilities Authority,         2/11 at 100.00          Aa2            2,016,840
                   Revenue Bonds, Tufts University, Series 2001I, 5.500%,
                   2/15/36

        1,500   Massachusetts Health and Educational Facilities Authority,           No Opt. Call           A2            1,504,470
                   Revenue Bonds, Wheaton College Issues, Series 2010F,
                   5.000%, 1/01/41

          590   Massachusetts Health and Educational Facilities Authority,         7/16 at 100.00          AAA              625,359
                   Revenue Bonds, Williams College, Series 2007L, 5.000%,
                   7/01/31

          500   Massachusetts Health and Educational Facilities Authority,         7/19 at 100.00          BBB              513,680
                   Revenue Refunding Bonds, Suffolk University Issue, Series
                   2009A, 5.750%, 7/01/39
------------------------------------------------------------------------------------------------------------------------------------
       13,500   Total Education and Civic Organizations                                                                  13,745,377
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 28.4% (18.6% OF TOTAL INVESTMENTS)

          500   Massachusetts Health and Educational Facilities Authority          1/18 at 100.00          N/R              446,765
                   Revenue Bonds, Quincy Medical Center Issue, Series 2008A,
                   6.500%, 1/15/38

          500   Massachusetts Health and Educational Facilities Authority,        10/11 at 101.00         BBB+              507,000
                   Revenue Bonds, Berkshire Health System, Series 2001E,
                   6.250%, 10/01/31

          775   Massachusetts Health and Educational Facilities Authority,         8/18 at 100.00            A              791,019
                   Revenue Bonds, Caregroup Inc., Series B1 Capital Asset
                   Program Converted June 13,2008, 5.375%, 2/01/26 - NPFG
                   Insured

          500   Massachusetts Health and Educational Facilities Authority,         8/18 at 100.00            A              507,725
                   Revenue Bonds, Caregroup Inc., Series B2, Capital Asset
                   Program, Converted June 9, 2009, 5.375%, 2/01/27 - NPFG
                   Insured

          250   Massachusetts Health and Educational Facilities Authority,         1/11 at 100.00          BBB              247,995
                   Revenue Bonds, Caritas Christi Obligated Group, Series
                   1999A, 5.625%, 7/01/20

        1,000   Massachusetts Health and Educational Facilities Authority,        12/19 at 100.00           AA            1,061,560
                   Revenue Bonds, Children's Hospital, Series 2009M, 5.500%,
                   12/01/39

          295   Massachusetts Health and Educational Facilities Authority,         1/12 at 101.00            A              300,856
                   Revenue Bonds, Covenant Health Systems Obligated Group,
                   Series 2002, 6.000%, 7/01/31

52 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Emerson Hospital, Series 2005E:
$         550      5.000%, 8/15/25 - RAAI Insured                                  8/15 at 100.00          N/R     $        497,101
          315      5.000%, 8/15/35 - RAAI Insured                                  8/15 at 100.00          N/R              261,847

          600   Massachusetts Health and Educational Facilities Authority,         8/15 at 100.00           A+              616,572
                   Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                   5.000%, 8/15/21 - FGIC Insured

        1,000   Massachusetts Health and Educational Facilities Authority,         8/17 at 100.00           A+            1,016,720
                   Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%,
                   8/15/28

          290   Massachusetts Health and Educational Facilities Authority,         7/17 at 100.00         BBB-              239,894
                   Revenue Bonds, Milford Regional Medical Center, Series
                   2007E, 5.000%, 7/15/32

          500   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00          BB-              340,710
                   Revenue Bonds, Milton Hospital Project, Series 2005D,
                   5.250%, 7/01/30

          500   Massachusetts Health and Educational Facilities Authority,         7/14 at 100.00           BB              378,150
                   Revenue Bonds, Northern Berkshire Community Services Inc.,
                   Series 2004B, 6.375%, 7/01/34

           35   Massachusetts Health and Educational Facilities Authority,         7/11 at 101.00           AA               35,831
                   Revenue Bonds, Partners HealthCare System Inc., Series
                   2001C, 5.750%, 7/01/32

          500   Massachusetts Health and Educational Facilities Authority,         7/11 at 100.00         BBB+              504,795
                   Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                   6.625%, 7/01/32

          285   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00         BBB+              262,633
                   Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                   5.000%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
        8,395   Total Health Care                                                                                         8,017,173
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.4% (7.5% OF TOTAL INVESTMENTS)

          565   Massachusetts Development Finance Authority, Multifamily           7/17 at 100.00          AAA              544,219
                   Housing Revenue Bonds, Emerson Manor Project, Series 2007,
                   4.800%, 7/20/48

          500   Massachusetts Housing Finance Agency, Housing Revenue Bonds,       6/13 at 100.00          AA-              502,805
                   Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)

        1,135   Massachusetts Housing Finance Agency, Rental Housing Mortgage      1/11 at 100.00          N/R            1,136,101
                   Revenue Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC
                   Insured (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA                  5/12 at 103.00          AAA            1,047,900
                   Collateralized Mortgage Revenue Bonds, Clarendon Hill
                   Towers, Series 2002, 5.200%, 11/20/22
------------------------------------------------------------------------------------------------------------------------------------
        3,200   Total Housing/Multifamily                                                                                 3,231,025
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.0% (2.7% OF TOTAL INVESTMENTS)

          650   Massachusetts Housing Finance Agency, Single Family Housing        6/16 at 100.00           AA              611,897
                   Revenue Bonds, Series 2006-126, 4.625%, 6/01/32
                   (Alternative Minimum Tax)

          480   Massachusetts Housing Finance Agency, Single Family Housing        6/18 at 100.00           AA              529,565
                   Revenue Bonds, Series 2008, Trust 3145, 15.224%, 12/01/33
                   (IF)
------------------------------------------------------------------------------------------------------------------------------------
        1,130   Total Housing/Single Family                                                                               1,141,462
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

          145   Massachusetts Development Finance Agency, Pioneer Valley             No Opt. Call          N/R              138,041
                   Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                   Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          200   Massachusetts Development Finance Agency, Solid Waste                No Opt. Call          BBB              214,622
                   Disposal Revenue Bonds, Waste Management Inc., Series
                   2003, 5.450%, 6/01/14
------------------------------------------------------------------------------------------------------------------------------------
          345   Total Industrials                                                                                           352,663
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 8.6% (5.6% OF TOTAL INVESTMENTS)

          100   Massachusetts Development Finance Agency, Revenue Bonds,          12/19 at 100.00           A-              100,687
                   Carleton-Willard Village, Series 2010, 5.625%, 12/01/30

          725   Massachusetts Development Finance Agency, Revenue Bonds,          10/12 at 102.00          N/R              591,586
                   Orchard Cove, Series 2007, 5.250%, 10/01/26

          655   Massachusetts Development Finance Authority, First Mortgage        7/11 at 102.00          BBB              667,517
                   Revenue Bonds, Berkshire Retirement Community - Edgecombe
                   Project, Series 2001A, 6.750%, 7/01/21

        1,000   Massachusetts Development Finance Authority, GNMA                  3/12 at 105.00          AAA            1,056,550
                   Collateralized Assisted Living Facility Revenue Bonds,
                   Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,480   Total Long-Term Care                                                                                      2,416,340
------------------------------------------------------------------------------------------------------------------------------------

                                                           Investments Nuveen 53

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.8% (4.5% OF TOTAL INVESTMENTS)

$         310   Ashland, Massachusetts, General Obligation Bonds, Series           5/15 at 100.00          Aa2     $        334,416
                   2004, 5.250%, 5/15/23 - AMBAC Insured

          440   Fall River, Massachusetts, General Obligation Bonds, Series        2/13 at 101.00          AAA              459,417
                   2003, 5.000%, 2/01/21 - AGM Insured

          500   Norwell, Massachusetts, General Obligation Bonds, Series             No Opt. Call          AAA              597,170
                   2003, 5.000%, 11/15/20 - FGIC Insured

          500   Puerto Rico, General Obligation and Public Improvement Bonds,        No Opt. Call           A3              535,290
                   Series 2001A, 5.500%, 7/01/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Tax Obligation/General                                                                              1,926,293
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.9% (7.8% OF TOTAL INVESTMENTS)

          395   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,         5/14 at 100.00            A              408,335
                   Series 2004, 5.000%, 5/01/26 - AMBAC Insured

           85   Massachusetts Bay Transportation Authority, Assessment Bonds,      7/10 at 100.00          AAA               85,385
                   Series 2000A, 5.250%, 7/01/30

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales        No Opt. Call          AAA              461,977
                   Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

          230   Massachusetts College Building Authority, Project Revenue          5/14 at 100.00          Aa2              252,087
                   Bonds, Series 2004A, 5.000%, 5/01/19 - NPFG Insured

          250   Massachusetts College Building Authority, Project Revenue          5/16 at 100.00          Aa2              260,320
                   Bonds, Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

          550   Massachusetts College Building Authority, Project Revenue          5/18 at 100.00          AAA              578,435
                   Bonds, Series 2008A, 5.000%, 5/01/33 - AGC Insured

          500   Massachusetts School Building Authority, Dedicated Sales Tax       8/15 at 100.00          AAA              551,135
                   Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - AGM Insured

          230   Massachusetts, Special Obligation Dedicated Tax Revenue              No Opt. Call           A1              258,495
                   Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

          500   Virgin Islands Public Finance Authority, Gross Receipts Taxes     10/10 at 101.00         BBB+              508,655
                   Loan Note, Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
        3,125   Total Tax Obligation/Limited                                                                              3,364,824
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.4% (0.9% OF TOTAL INVESTMENTS)

          400   Massachusetts Port Authority, Special Facilities Revenue           7/17 at 100.00            A              396,812
                   Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 -
                   FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.3% (9.4% OF TOTAL INVESTMENTS) (5)

        1,000   Boston, Massachusetts, General Obligation Bonds, Series            2/11 at 100.00          Aaa            1,031,680
                   2001A, 5.000%, 2/01/20 (Pre-refunded 2/01/11)

        1,675   Lawrence, Massachusetts, General Obligation Bonds, Series          2/11 at 100.00      Aa2 (5)            1,728,064
                   2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) - AMBAC
                   Insured

          125   Massachusetts Bay Transportation Authority, Assessment Bonds,      7/10 at 100.00      Aa1 (5)              125,569
                   Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10)

           80   Massachusetts Health and Educational Facilities Authority,         1/12 at 101.00        A (5)               87,591
                   Revenue Bonds, Covenant Health Systems Obligated Group,
                   Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)

          215   Massachusetts Health and Educational Facilities Authority,         7/11 at 101.00          AAA              229,547
                   Revenue Bonds, Partners HealthCare System Inc., Series
                   2001C, 5.750%, 7/01/32 (Pre-refunded 7/01/11)

          750   Massachusetts, Special Obligation Dedicated Tax Revenue            1/14 at 100.00       A1 (5)              845,033
                   Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14)
                   - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        3,845   Total U.S. Guaranteed                                                                                     4,047,484
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.7% (3.7% OF TOTAL INVESTMENTS)

        1,070   Massachusetts Development Finance Agency, Resource Recovery        1/12 at 101.00            A            1,108,402
                   Revenue Bonds, SEMass System, Series 2001A, 5.625%,
                   1/01/14 - NPFG Insured

          500   Massachusetts Industrial Finance Agency, Resource Recovery         6/10 at 101.00          BBB              496,980
                   Revenue Refunding Bonds, Ogden Haverhill Project, Series
                   1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        1,570   Total Utilities                                                                                           1,605,382
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.8% (5.8% OF TOTAL INVESTMENTS)

$         530   Boston Water and Sewerage Commission, Massachusetts, General      11/14 at 100.00          AA+     $        565,786
                   Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

          125   Guam Government Waterworks Authority, Water and Wastewater         7/15 at 100.00          Ba2              128,236
                   System Revenue Bonds, Series 2005, 6.000%, 7/01/25

          500   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/15 at 100.00          AAA              510,500
                   Program Bonds, Series 2005-11, 4.500%, 8/01/29

          400   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/16 at 100.00          AAA              403,428
                   Program Bonds, Series 2006-12, 4.375%, 8/01/31

          500   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,      8/12 at 100.00          AAA              542,910
                   MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

          105   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,      8/10 at 100.00          AAA              105,743
                   MWRA Loan Program, Subordinate Series 1999A, 5.750%,
                   8/01/29

          250   Massachusetts Water Resources Authority, General Revenue           8/16 at 100.00          AA+              228,635
                   Bonds, Series 2006A, 4.000%, 8/01/46
------------------------------------------------------------------------------------------------------------------------------------
        2,410   Total Water and Sewer                                                                                     2,485,238
------------------------------------------------------------------------------------------------------------------------------------
$      42,630   Total Investments (cost $42,972,702) - 152.3%                                                            43,010,047
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.7)%                                                                       (1,050,000)
                --------------------------------------------------------------------------------------------------------------------
                MuniFund Term Preferred Shares, at Liquidation Value - (52.2)% (6)                                      (14,725,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.6%                                                                      1,000,446
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $     28,235,493
                ====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

 (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

 (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (6) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.2%.

 N/R    Not rated.

(IF)    Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 55

NGX | Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 26.4% (17.1% OF TOTAL
                  INVESTMENTS)

$       1,135  Massachusetts Development Finance Agency, Revenue Bonds, Boston    10/15 at 100.00            A     $      1,142,854
                  University, Series 2005T-1, 5.000%, 10/01/39 - AMBAC Insured

          600  Massachusetts Development Finance Agency, Revenue Bonds,            9/17 at 100.00           A+              609,810
                  Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37
                  - NPFG Insured

        1,250  Massachusetts Development Finance Authority, Revenue Bonds,         9/13 at 100.00           A1            1,266,388
                  Middlesex School, Series 2003, 5.000%, 9/01/33

        1,000  Massachusetts Development Finance Authority, Revenue Bonds, WGBH      No Opt. Call          N/R            1,118,430
                  Educational Foundation, Series 2002A, 5.750%, 1/01/42 - AMBAC
                  Insured

        3,000  Massachusetts Development Finance Authority, Revenue Bonds, WGBH    1/18 at 100.00          AAA            3,093,480
                  Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC
                  Insured (UB)

        1,750  Massachusetts Health and Educational Facilities Authority,          6/13 at 100.00          AA-            1,834,350
                  Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37

        1,500  Massachusetts Health and Educational Facilities Authority,         11/12 at 100.00           A2            1,502,655
                  Revenue Bonds, Worcester State College, Series 2002, 5.000%,
                  11/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       10,235  Total Education and Civic Organizations                                                                   10,567,967
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 16.5% (10.7% OF TOTAL INVESTMENTS)

          500  Massachusetts Health and Educational Facilities Authority,         11/19 at 100.00          AAA              503,530
                  Revenue Bonds, Cape Cod Healthcare Obligated Group, Series
                  2004D, 5.125%, 11/15/35 - AGC Insured

          455  Massachusetts Health and Educational Facilities Authority,          7/10 at 100.00            A              450,700
                  Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                  - NPFG Insured

               Massachusetts Health and Educational Facilities Authority,
               Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program
               Converted June 13,2008:
          450     5.375%, 2/01/26 - NPFG Insured                                   8/18 at 100.00            A              459,302
          600     5.375%, 2/01/27 - NPFG Insured                                   8/18 at 100.00            A              609,270

        1,500  Massachusetts Health and Educational Facilities Authority,          8/18 at 100.00            A            1,525,170
                  Revenue Bonds, Caregroup Inc., Series B2, Capital Asset
                  Program, Converted June 9, 2009, 5.375%, 2/01/28 - NPFG
                  Insured

          585  Massachusetts Health and Educational Facilities Authority,          7/17 at 100.00         BBB-              483,924
                  Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                  5.000%, 7/15/32

          200  Massachusetts Health and Educational Facilities Authority,          7/15 at 100.00          BB-              136,284
                  Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%,
                  7/01/30

        2,400  Massachusetts Health and Educational Facilities Authority,          5/12 at 100.00          N/R            2,196,792
                  Revenue Bonds, New England Medical Center Hospitals, Series
                  2002H, 5.000%, 5/15/25 - FGIC Insured

          250  Massachusetts Health and Educational Facilities Authority,          7/15 at 100.00         BBB+              230,380
                  Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                  5.000%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
        6,940  Total Health Care                                                                                          6,595,352
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 10.0% (6.5% OF TOTAL INVESTMENTS)

          765  Massachusetts Development Finance Authority, Multifamily Housing    7/17 at 100.00          AAA              736,863
                  Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%,
                  7/20/48

        2,000  Massachusetts Housing Finance Agency, Housing Bonds, Series        12/12 at 100.00          AA-            2,006,740
                  2003H, 5.125%, 6/01/43

        1,265  Massachusetts Housing Finance Agency, Rental Housing Mortgage       7/12 at 100.00          AAA            1,271,148
                  Revenue Bonds, Series 2002H, 5.200%, 7/01/42 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
        4,030  Total Housing/Multifamily                                                                                  4,014,751
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 7.4% (4.8% OF TOTAL INVESTMENTS)

               Massachusetts Development Finance Authority, Revenue Bonds, 100
               Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        1,475     5.125%, 8/01/28 - NPFG Insured                                   2/12 at 100.00            A            1,479,941
        1,500     5.125%, 2/01/34 - NPFG Insured                                   2/12 at 100.00            A            1,488,705
------------------------------------------------------------------------------------------------------------------------------------
        2,975  Total Industrials                                                                                          2,968,646
------------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 4.6% (3.0% OF TOTAL INVESTMENTS)

$       1,750  Massachusetts Development Finance Authority, GNMA Collateralized   12/12 at 105.00          AAA     $      1,863,523
                  Revenue Bonds, Neville Communities, Series 2002A, 6.000%,
                  6/20/44
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 16.6% (10.7% OF TOTAL INVESTMENTS)

        1,280  Littleton, Massachusetts, General Obligation Bonds, Series 2003,    1/13 at 101.00           AA            1,350,042
                  5.000%, 1/15/21 - FGIC Insured

        1,500  Massachusetts, General Obligation Bonds, Consolidated Loan,           No Opt. Call          AAA            1,778,865
                  Series 2004B, 5.250%, 8/01/21 - AGM Insured

        1,705  North Attleborough, Massachusetts, General Obligation Bonds,        7/14 at 101.00          Aa2            1,944,672
                  Series 2004, 5.000%, 7/15/15 - FGIC Insured

        1,500  Pittsfield, Massachusetts, General Obligation Bonds, Series         4/12 at 101.00          Aa2            1,574,880
                  2002, 5.000%, 4/15/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,985  Total Tax Obligation/General                                                                               6,648,459
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 17.8% (11.5% OF TOTAL INVESTMENTS)

        3,000  Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,          5/13 at 100.00            A            3,052,920
                  Series 2002, 5.000%, 5/01/32 - AMBAC Insured

          750  Massachusetts College Building Authority, Project Revenue Bonds,    5/18 at 100.00          AAA              788,775
                  Series 2008A, 5.000%, 5/01/33 - AGC Insured

        2,790  Massachusetts College Building Authority, Project Revenue           5/13 at 100.00          Aa2            2,944,175
                  Refunding Bonds, Series 2003A, 5.250%, 5/01/22 - SYNCORA GTY
                  Insured

          300  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        No Opt. Call           A1              337,167
                  Series 2005, 5.000%, 1/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        6,840  Total Tax Obligation/Limited                                                                               7,123,037
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,000  Massachusetts Port Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00          AA-            1,061,830
                  5.000%, 7/01/33 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 34.9% (22.6% OF TOTAL INVESTMENTS) (4)

        2,000  Massachusetts Bay Transportation Authority, Senior Sales Tax        7/12 at 100.00          AAA            2,182,860
                  Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                  (Pre-refunded 7/01/12) - FGIC Insured

          500  Massachusetts Development Finance Authority, Revenue Bonds,         7/13 at 101.00       A- (4)              585,370
                  Massachusetts College of Pharmacy and Allied Health Sciences,
                  Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)

          100  Massachusetts Health and Educational Facilities Authority,          5/12 at 100.00      N/R (4)              108,239
                  Revenue Bonds, New England Medical Center Hospitals, Series
                  2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) - FGIC Insured

          415  Massachusetts Port Authority, Revenue Bonds, Series 1982,           7/10 at 100.00          AAA              495,402
                  13.000%, 7/01/13 (ETM)

        2,000  Massachusetts, General Obligation Bonds, Consolidated Loan,        11/11 at 100.00      Aa1 (4)            2,122,040
                  Series 2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) - NPFG
                  Insured

        1,000  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,      1/14 at 100.00       A1 (4)            1,126,710
                  Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC
                  Insured

        1,500  Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/10 at 101.00          AAA            1,521,825
                  Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - AGM
                  Insured

        3,000  Springfield, Massachusetts, General Obligation Bonds, Series        1/13 at 100.00      AA- (4)            3,330,180
                  2003, 5.250%, 1/15/22 (Pre-refunded 1/15/13) - NPFG Insured

        2,140  University of Massachusetts Building Authority, Senior Lien        11/14 at 100.00       A+ (4)            2,510,156
                  Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21
                  (Pre-refunded 11/01/14) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       12,655  Total U.S. Guaranteed                                                                                     13,982,782
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 17.5% (11.4% OF TOTAL INVESTMENTS)

        1,900  Lynn Water and Sewer Commission, Massachusetts, General Revenue    12/13 at 100.00           A1            1,916,397
                  Bonds, Series 2003A, 5.000%, 12/01/32 - NPFG Insured

          600  Massachusetts Water Pollution Abatement Trust, Pooled Loan          8/16 at 100.00          AAA              605,142
                  Program Bonds, Series 2006-12, 4.375%, 8/01/31

        1,000  Massachusetts Water Resources Authority, General Revenue Bonds,       No Opt. Call          AAA            1,200,390
                  Series 2002J, 5.250%, 8/01/19 - AGM Insured

        1,000  Massachusetts Water Resources Authority, General Revenue Bonds,     8/13 at 100.00          AA+            1,072,400
                  Series 2004D, 5.000%, 8/01/24 - NPFG Insured

                                                           Nuveen Investments 57

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

               Massachusetts Water Resources Authority, General Revenue Bonds,
               Series 2006A:
$       1,500     5.000%, 8/01/31 - AMBAC Insured                                  8/16 at 100.00          AA+     $      1,584,210
          125     4.000%, 8/01/46                                                  8/16 at 100.00          AA+              114,319

          495  Springfield Water and Sewerage Commission, Massachusetts,           7/14 at 100.00           A+              539,410
                  General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 - NPFG
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
        6,620  Total Water and Sewer                                                                                      7,032,268
------------------------------------------------------------------------------------------------------------------------------------
$      59,030  Total Investments (cost $59,804,316) - 154.3%                                                             61,858,615
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.7)%                                                                        (1,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (55.1)% (5)                                       (22,075,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.5%                                                                       1,811,020
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     40,094,635
               =====================================================================================================================

        The Fund intends to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1
        - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.7%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58 Nuveen Investments

NOM | Nuveen Missouri Premium Income Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)

$       1,000  Missouri Development Finance Board, Solid Waste Disposal Revenue      No Opt. Call          AA-     $      1,047,820
                  Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 2.0% (1.3% OF TOTAL
                  INVESTMENTS)

          250  Lincoln University, Missouri, Auxiliary System Revenue Bonds,       6/17 at 100.00          AAA              256,430
                  Series 2007, 5.125%, 6/01/37 - AGC Insured

          365  Missouri Health and Educational Facilities Authority, Revenue       4/11 at 100.00           A3              369,906
                  Bonds, Webster University, Series 2001, 5.500%, 4/01/18 - NPFG
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
          615  Total Education and Civic Organizations                                                                      626,336
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 28.0% (17.9% OF TOTAL INVESTMENTS)

          760  Cape Girardeau County Industrial Development Authority, Missouri,   6/17 at 100.00          N/R              700,211
                  Health Facilities Revenue Bonds, Southeast Missouri Hospital
                  Association, Series 2007, 5.000%, 6/01/27

          930  Cass County, Missouri, Hospital Revenue Bonds, Series 2007,        11/16 at 100.00          N/R              845,677
                  5.625%, 5/01/38

          480  Clinton County Industrial Development Authority, Missouri,         12/17 at 100.00          N/R              346,723
                  Revenue Bonds, Cameron Regional Medical Center, Series 2007,
                  5.000%, 12/01/37

          750  Joplin Industrial Development Authority, Missouri, Health           2/15 at 102.00         BBB+              734,498
                  Facilities Revenue Bonds, Freeman Health System, Series 2004,
                  5.500%, 2/15/29

          500  Missouri Health & Educational Facilities Authority, St. Luke's      6/11 at 101.00          AAA              509,525
                  Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001,
                  5.250%, 12/01/26 - AGM Insured

        2,000  Missouri Health and Educational Facilities Authority, Health       11/20 at 100.00           A+            2,004,800
                  Facility Revenue Bonds, St. Lukes's Health System, Series
                  2010A, 5.000%, 11/15/30 (WI/DD, Settling 6/03/10)

               Missouri Health and Educational Facilities Authority, Revenue
               Bonds, BJC Health System, Series 2003:
        1,500     5.125%, 5/15/25                                                  5/13 at 100.00           AA            1,532,385
        1,155     5.250%, 5/15/32                                                  5/13 at 100.00           AA            1,173,318

          425  Missouri Health and Educational Facilities Authority, Revenue       8/10 at 100.00         BBB+              425,319
                  Bonds, Lake Regional Health System, Series 1996, 6.500%,
                  2/15/21

          500  Missouri Health and Educational Facilities Authority, Revenue       2/14 at 100.00         BBB+              502,105
                  Bonds, Lake Regional Health System, Series 2003, 5.700%,
                  2/15/34
------------------------------------------------------------------------------------------------------------------------------------
        9,000  Total Health Care                                                                                          8,774,561
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 3.4% (2.1% OF TOTAL INVESTMENTS)

          390  Jefferson County Industrial Development Authority, Missouri,       12/11 at 100.00          N/R              382,812
                  Multifamily Housing Revenue Bonds, Lakewood Apartments
                  Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put
                  11/01/16) (Alternative Minimum Tax)

          165  Missouri Housing Development Commission, Multifamily Housing       12/11 at 100.00           AA              169,260
                  Revenue Bonds, Series 2001II, 5.250%, 12/01/16

          500  St. Charles County Industrial Development Authority, Missouri,     10/10 at 100.00          AAA              500,235
                  FHA-Insured Multifamily Housing Revenue Bonds, Ashwood
                  Apartments, Series 1998A, 5.600%, 4/01/30 - AGM Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        1,055  Total Housing/Multifamily                                                                                  1,052,307
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 4.5% (2.9% OF TOTAL INVESTMENTS)

           60  Missouri Housing Development Commission, Single Family Mortgage     9/10 at 100.00          AAA               61,796
                  Revenue Bonds, Homeownership Loan Program, Series 2000B-1,
                  6.250%, 3/01/31 (Alternative Minimum Tax)

          530  Missouri Housing Development Commission, Single Family Mortgage     9/16 at 100.00          AAA              530,249
                  Revenue Bonds, Homeownership Loan Program, Series 2007A-1,
                  4.700%, 9/01/27 (Alternative Minimum Tax)

          855  Missouri Housing Development Commission, Single Family Mortgage     3/17 at 100.00          AAA              834,266
                  Revenue Bonds, Homeownership Loan Program, Series 2007C-1,
                  4.800%, 9/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        1,445  Total Housing/Single Family                                                                                1,426,311
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 59

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 8.3% (5.3% OF TOTAL INVESTMENTS)

$       1,750  Cole County Industrial Development Authority, Missouri, Revenue     2/14 at 100.00          N/R     $      1,708,315
                  Bonds, Lutheran Senior Services - Heisinger Project, Series
                  2004, 5.500%, 2/01/35

          475  Lees Summit Industrial Development Authority, Missouri, Revenue     8/17 at 100.00          N/R              417,967
                  Bonds, John Knox Village Obligated Group, Series 2007A,
                  5.125%, 8/15/32

          500  St. Louis County Industrial Development Authority, Missouri,        9/17 at 100.00          N/R              470,855
                  Revenue Bonds, Friendship Village of West County, Series
                  2007A, 5.500%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
        2,725  Total Long-Term Care                                                                                       2,597,137
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)

          750  Sugar Creek, Missouri, Industrial Development Revenue Bonds,        6/13 at 101.00         BBB-              694,133
                  Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 30.8% (19.6% OF TOTAL INVESTMENTS)

        1,500  Camdenton Reorganized School District R3, Camden County,              No Opt. Call          AAA            1,645,545
                  Missouri, General Obligation Bonds, Series 2005, 5.250%,
                  3/01/24 - AGM Insured (4)

        1,685  Independence School District, Jackson County, Missouri, General     3/20 at 100.00          AA+            1,852,085
                  Obligation Bonds, Series 2010, 5.000%, 3/01/27

          500  Jackson County School District R-7, Lees Summit, Missouri,          3/12 at 100.00          AAA              533,615
                  General Obligation Refunding and Improvement Bonds, Series
                  2002, 5.250%, 3/01/18 - AGM Insured

          500  Missouri School Boards Association, Lease Participation             3/17 at 100.00          AAA              538,500
                  Certificates, Clay County School District 53 Liberty, Series
                  2007, 5.250%, 3/01/27 - AGM Insured

        1,630  North Kansas City School District, Missouri, General Obligation     3/13 at 100.00          AA+            1,760,090
                  Bonds, Series 2003A, 5.000%, 3/01/23

        1,000  Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call            A            1,085,420
                  Series 2001A, 5.500%, 7/01/20 - NPFG Insured

        1,800  Ritenour Consolidated School District, St. Louis County,              No Opt. Call          Aa2            1,932,930
                  Missouri, General Obligation Bonds, Series 1995, 7.375%,
                  2/01/12 - FGIC Insured

          270  St. Louis County Pattonville School District R3, Missouri,          3/14 at 100.00          AAA              300,437
                  General Obligation Bonds, Series 2004, 5.250%, 3/01/20 - AGM
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,885  Total Tax Obligation/General                                                                               9,648,622
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 21.6% (13.8% OF TOTAL INVESTMENTS)

          600  Chesterfield, Missouri, Certificates of Participation, Series      12/15 at 100.00          Aa1              622,188
                  2005, 5.000%, 12/01/24 - FGIC Insured

           80  Cottleville, Missouri, Certificates of Participation, Series        8/14 at 100.00          N/R               69,571
                  2006, 5.250%, 8/01/31

          335  Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs       4/14 at 100.00          N/R              324,856
                  Redevelopment Project, Series 2006, 4.500%, 4/01/21

          315  Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons       6/16 at 100.00          N/R              254,939
                  Redevelopment Project, Series 2006, 5.000%, 6/01/28

          475  Kansas City Tax Increment Financing District, Missouri, Tax         6/14 at 102.00          N/R              410,894
                  Increment Revenue Bonds, Briarcliff West Project, Series
                  2006A, 5.400%, 6/01/24

          360  Missouri Development Finance Board, Infrastructure Facilities       6/15 at 100.00            A              333,853
                  Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%,
                  6/01/35

          415  Missouri Development Finance Board, Infrastructure Facilities       3/16 at 100.00            A              415,174
                  Revenue Bonds, City of Independence, Crackerneck Creek
                  Project, Series 2006C, 5.000%, 3/01/28

          450  Monarch-Chesterfield Levee District, St. Louis County, Missouri,    9/10 at 101.00            A              456,156
                  Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19
                  - NPFG Insured

60 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$         500  Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts        5/12 at 102.00          N/R     $        418,830
                  Point Transportation Development District, Series 2006,
                  5.000%, 5/01/23

          600  Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment   5/15 at 100.00            A              616,458
                  Revenue Bonds, Series 2004, 5.250%, 5/01/20

        2,000  Springfield Public Building Corporation, Missouri, Lease Revenue    6/10 at 100.00          N/R            2,002,360
                  Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%,
                  6/01/21 - AMBAC Insured

               St. Joseph Industrial Development Authority, Missouri, Tax
               Increment Bonds, Shoppes at North Village Project, Series
               2005A:
          340     5.375%, 11/01/24                                                11/14 at 100.00          N/R              309,862
          400     5.500%, 11/01/27                                                11/14 at 100.00          N/R              359,012

          200  St. Joseph Industrial Development Authority, Missouri, Tax         11/14 at 100.00          N/R              179,506
                  Increment Bonds, Shoppes at North Village Project, Series
                  2005B, 5.500%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
        7,070  Total Tax Obligation/Limited                                                                               6,773,659
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 16.7% (10.6% OF TOTAL INVESTMENTS)

          500  Kansas City, Missouri, Passenger Facility Charge Revenue Bonds,     4/11 at 101.00            A              501,870
                  Kansas City International Airport, Series 2001, 5.000%,
                  4/01/23 - AMBAC Insured (Alternative Minimum Tax)

        1,000  St. Louis Land Clearance Redevelopment Authority, Missouri,         9/10 at 101.00          N/R              997,830
                  Revenue Refunding and Improvement Bonds, LCRA Parking
                  Facilities, Series 1999C, 7.000%, 9/01/19

        1,000  St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis         No Opt. Call            A            1,083,010
                  International Airport, Series 2005, 5.500%, 7/01/18 - NPFG
                  Insured

        2,500  St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis       7/17 at 100.00          AAA            2,641,875
                  International Airport, Series 2007A, 5.000%, 7/01/21 - AGM
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,000  Total Transportation                                                                                       5,224,585
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 24.5% (15.6% OF TOTAL INVESTMENTS) (5)

          685  Fenton, Missouri, Tax Increment Refunding and Improvement Revenue  10/12 at 100.00      N/R (5)              763,583
                  Bonds, Gravois Bluffs Redevelopment Project, Series 2002,
                  6.125%, 10/01/21 (Pre-refunded 10/01/12)

        2,500  Missouri Health and Educational Facilities Authority, Revenue       6/11 at 101.00      AA- (5)            2,644,025
                  Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                  (Pre-refunded 6/01/11) - AMBAC Insured

        1,000  Missouri Health and Educational Facilities Authority, Revenue      12/10 at 101.00      N/R (5)            1,038,890
                  Bonds, St. Anthony's Medical Center, Series 2000, 6.250%,
                  12/01/30 (Pre-refunded 12/01/10)

        1,380  Springfield Center City Development Corporation, Missouri, Lease   11/11 at 100.00      Aa3 (5)            1,465,367
                  Revenue Bonds, Jordan Valley Park Parking Garage, Series
                  2002D, 5.000%, 11/01/22 (Pre-refunded 11/01/11) - AMBAC
                  Insured

           80  St. Louis County Pattonville School District R3, Missouri,          3/14 at 100.00          AAA               91,759
                  General Obligation Bonds, Series 2004, 5.250%, 3/01/20
                  (Pre-refunded 3/01/14) - AGM Insured

          500  St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue      No Opt. Call          AAA              573,975
                  Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax)
                  (ETM)

        1,000  St. Louis Municipal Finance Corporation, Missouri, Leasehold        2/12 at 100.00      N/R (5)            1,088,480
                  Revenue Bonds, Carnahan Courthouse, Series 2002A, 5.750%,
                  2/15/16 (Pre-refunded 2/15/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        7,145  Total U.S. Guaranteed                                                                                      7,666,079
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 1.7% (1.1% OF TOTAL INVESTMENTS)

          530  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series   7/20 at 100.00           A3              536,604
                  2010XX, 5.250%, 7/01/40
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 61

      Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 9.9% (6.3% OF TOTAL INVESTMENTS)

$       2,965  Missouri Environmental Improvement and Energy Resources            12/16 at 100.00          AA+     $      2,726,584
                  Authority, Water Facility Revenue Bonds, Missouri-American
                  Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC Insured
                  (Alternative Minimum Tax) (UB)

          350  Missouri Environmental Improvement and Energy Resources               No Opt. Call          Aaa              382,809
                  Authority, Water Pollution Control Revenue Bonds, State
                  Revolving Fund Program - Kansas City Project, Series 1997C,
                  6.750%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
        3,315  Total Water and Sewer                                                                                      3,109,393
------------------------------------------------------------------------------------------------------------------------------------
$      48,535  Total Investments (cost $48,966,860) - 156.9%                                                             49,177,547
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (7.1)%                                                                        (2,225,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.2%                                                                         395,157
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (51.0)% (6)                                        (16,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     31,347,704
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

  (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62 Nuveen Investments

| Statement of
| Assets & Liabilities
                                                                    May 31, 2010

                                                           CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                               PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                  (NTC)           (NFC)           (NGK)          (NGO)
----------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $115,609,318, $60,267,853,
   $53,119,452 and $97,919,182, respectively)            $ 118,239,107   $  61,714,970   $  54,742,155   $ 99,333,907
Cash                                                                --              --              --             --
Receivables:
   Interest                                                  1,762,986         807,532         731,090      1,469,971
   Investments sold                                            400,000         250,000              --             --
Deferred offering costs                                        514,699         547,818         487,147        704,903
Other assets                                                    20,505           6,474          30,866         10,585
----------------------------------------------------------------------------------------------------------------------
      Total assets                                         120,937,297      63,326,794      55,991,258    101,519,366
----------------------------------------------------------------------------------------------------------------------
LIABILITIES

Cash overdraft                                                 138,105          10,549         288,379         36,404
Floating rate obligations                                    7,965,000       3,820,000       3,460,000      5,780,000
Payables:
   Investments purchased                                            --              --              --             --
   Auction Rate Preferred share dividends                        1,052              --              --             --
   Common share dividends                                      284,973         155,102         146,226        239,029
   Interest                                                     40,412          44,352          36,725         70,667
   Offering costs                                              257,865         234,400         224,400        248,907
MuniFund Term Preferred shares, at liquidation value        18,300,000      20,470,000      16,950,000     32,000,000
Accrued expenses:
   Management fees                                              62,911          30,390          24,433         46,483
   Other                                                        56,050          29,646          28,043         38,844
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                     27,106,368      24,794,439      21,158,206     38,460,334
----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value         15,725,000              --              --             --
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                   $  78,105,929   $  38,532,355   $ 34,833,052    $ 63,059,032
======================================================================================================================
Common shares outstanding                                    5,365,029       2,584,269       2,319,104      4,367,134
======================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                            $       14.56   $       14.91   $       15.02   $      14.44
======================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                  $      53,650   $      25,843   $      23,191   $     43,671
Paid-in surplus                                             74,500,251      36,644,120      32,822,344     61,584,748
Undistributed (Over-distribution of) net investment
   income                                                      967,954         451,596         416,725        516,876
Accumulated net realized gain (loss)                           (45,715)        (36,321)        (51,911)      (500,988)
Net unrealized appreciation (depreciation)                   2,629,789       1,447,117       1,622,703      1,414,725
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                   $  78,105,929   $  38,532,355   $  34,833,052   $ 63,059,032
======================================================================================================================
Authorized shares:
   Common                                                    Unlimited       Unlimited       Unlimited      Unlimited
   Auction Rate Preferred                                    Unlimited       Unlimited       Unlimited      Unlimited
   MuniFund Term Preferred                                   Unlimited       Unlimited       Unlimited      Unlimited
======================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 63

| Statement of
| Assets & Liabilities (continued)

                                                                                               INSURED
                                                         MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                               PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                  (NMT)           (NMB)           (NGX)          (NOM)
----------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $102,413,160, $42,972,702,
   $59,804,316 and $48,966,860, respectively)            $ 104,129,750   $  43,010,047   $  61,858,615   $ 49,177,547
Cash                                                           250,652         249,337         691,270        784,388
Receivables:
   Interest                                                  1,726,360         726,929         927,612        818,320
   Investments sold                                            125,000              --         110,000        950,000
Deferred offering costs                                        541,587         448,113         536,783             --
Other assets                                                    17,458           4,994          31,912          7,869
----------------------------------------------------------------------------------------------------------------------
      Total assets                                         106,790,807      44,439,420      64,156,192     51,738,124
----------------------------------------------------------------------------------------------------------------------
LIABILITIES

Cash overdraft                                                      --              --              --             --
Floating rate obligations                                    2,450,000       1,050,000       1,500,000      2,225,000
Payables:
   Investments purchased                                            --              --              --      1,987,280
   Auction Rate Preferred share dividends                        1,141              --              --            749
   Common share dividends                                      284,330         130,748         166,734        125,610
   Interest                                                     44,630          31,904          48,749             --
   Offering costs                                              264,275         219,316         211,575             --
MuniFund Term Preferred shares, at liquidation value        20,210,000      14,725,000      22,075,000             --
Accrued expenses:
   Management fees                                              55,773          21,307          29,266         25,459
   Other                                                        49,747          25,652          30,233         26,322
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                     23,359,896      16,203,927      24,061,557      4,390,420
----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value         14,400,000              --              --     16,000,000
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                   $  69,030,911   $  28,235,493   $  40,094,635   $ 31,347,704
======================================================================================================================
Common shares outstanding                                    4,767,916       1,963,953       2,725,887      2,314,214
======================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares  outstanding)                           $       14.48   $       14.38   $       14.71   $      13.55
======================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                  $      47,679   $      19,640   $      27,259   $     23,142
Paid-in surplus                                             66,163,333      27,786,504      38,377,333     31,026,177
Undistributed (Over-distribution of) net investment
   income                                                      914,982         342,155         340,463        440,220
Accumulated net realized gain (loss)                           188,327          49,849        (704,719)      (352,522)
Net unrealized appreciation (depreciation)                   1,716,590          37,345       2,054,299        210,687
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                   $  69,030,911   $  28,235,493   $  40,094,635   $ 31,347,704
======================================================================================================================
Authorized shares:
   Common                                                    Unlimited       Unlimited       Unlimited      Unlimited
   Auction Rate Preferred                                    Unlimited       Unlimited       Unlimited      Unlimited
   MuniFund Term Preferred                                   Unlimited       Unlimited       Unlimited             --
======================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64 Nuveen Investments

| Statement of
| Operations
                                                         Year Ended May 31, 2010

                                                           CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                               PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                  (NTC)           (NFC)           (NGK)          (NGO)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                        $   5,451,756   $   2,764,474   $   2,477,798   $  4,335,057
----------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                731,002         368,471         331,952        609,899
Auction fees                                                    42,171          19,649          17,242         27,005
Dividend disbursing agent fees                                  10,000           7,479           9,151         14,192
Shareholders' servicing agent fees and expenses                  8,796           1,337           1,210          1,206
Interest expense and amortization of offering costs            278,519         135,503         116,787        347,914
Custodian's fees and expenses                                   27,089          17,527          16,785         23,867
Trustees' fees and expenses                                      3,170           1,521           1,375          2,571
Professional fees                                               15,875          10,954          10,571         13,605
Shareholders' reports -- printing and mailing expenses          33,835          18,918          17,452         26,501
Stock exchange listing fees                                      9,167             364             327            616
Investor relations expense                                       8,866           4,307           3,964          7,041
Other expenses                                                  16,816          22,900          24,604         16,366
----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                             1,185,306         608,930         551,420      1,090,783
   Custodian fee credit                                         (1,450)           (827)           (445)        (1,720)
   Expense reimbursement                                            --         (47,839)        (73,300)      (100,751)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                 1,183,856         560,264         477,675        988,312
----------------------------------------------------------------------------------------------------------------------
Net investment income                                        4,267,900       2,204,210       2,000,123      3,346,745
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                       60,723          10,610          12,514          1,887
Change in net unrealized appreciation (depreciation)
   of investments                                            4,700,543       1,900,772       1,510,001      3,514,247
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      4,761,266       1,911,382       1,522,515      3,516,134
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                    (119,197)        (66,605)        (59,765)       (92,898)
From accumulated net realized gains                             (5,151)             --              --             --
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Auction Rate Preferred
   shareholders                                               (124,348)        (66,605)        (59,765)       (92,898)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                         $   8,904,818   $   4,048,987   $   3,462,873   $  6,769,981
======================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 65

| Statement of
| Operations (continued)

                                                                                               INSURED
                                                         MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                               PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                  (NMT)           (NMB)           (NGX)          (NOM)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                        $   5,212,230   $   2,165,478   $   2,882,384   $  2,340,581
----------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                646,378         268,929         390,406        295,984
Auction fees                                                    42,698          17,823          21,173         23,999
Dividend disbursing agent fees                                  10,000           7,479          15,863         10,000
Shareholders' servicing agent fees and expenses                  5,198             591             600          3,427
Interest expense and amortization of offering costs            249,452          96,954         223,654         10,418
Custodian's fees and expenses                                   25,804          15,227          16,010         14,319
Trustees' fees and expenses                                      2,898           1,377           1,725          1,290
Professional fees                                               15,395          10,102          11,437         11,824
Shareholders' reports -- printing and mailing expenses          34,167          16,480          19,975         20,872
Stock exchange listing fees                                      9,167             277             384            326
Investor relations expense                                       8,282           3,475           4,792          3,993
Other expenses                                                  17,508          22,156          22,008         18,359
----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                             1,066,947         460,870         728,027        414,811
   Custodian fee credit                                           (307)           (319)           (281)          (675)
   Expense reimbursement                                            --         (34,986)        (72,462)            --
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                 1,066,640         425,565         655,284        414,136
----------------------------------------------------------------------------------------------------------------------
Net investment income                                        4,145,590       1,739,913       2,227,100      1,926,445
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                      209,192          60,102         (18,813)        12,118
Change in net unrealized appreciation (depreciation)
   of investments                                            5,077,663       1,496,853       2,157,735      2,255,157
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      5,286,855       1,556,955       2,138,922      2,267,275
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                    (122,559)        (45,739)        (68,205)       (67,634)
From accumulated net realized gains                                 --         (13,657)             --             --
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Auction Rate Preferred
   shareholders                                               (122,559)        (59,396)        (68,205)       (67,634)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                         $   9,309,886   $   3,237,472   $   4,297,817   $  4,126,086
======================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66 Nuveen Investments

| Statement of
| Changes in Net Assets

                                                    CONNECTICUT                   CONNECTICUT                   CONNECTICUT
                                                PREMIUM INCOME (NTC)        DIVIDEND ADVANTAGE (NFC)     DIVIDEND ADVANTAGE 2 (NGK)
                                            ---------------------------   ---------------------------   ----------------------------
                                                    YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                                 5/31/10        5/31/09        5/31/10        5/31/09        5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                       $  4,267,900   $  4,513,886   $  2,204,210   $  2,342,463   $  2,000,123   $  2,107,759
Net realized gain (loss) from:
   Investments                                    60,723        (65,422)        10,610        (52,277)        12,514        (53,947)
   Forward swaps                                      --             --             --             --             --             --
   Futures                                            --             --             --             --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 4,700,543     (3,446,470)     1,900,772     (1,392,610)     1,510,001       (903,421)
   Forward swaps                                      --             --             --             --             --             --
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                   (119,197)      (772,216)       (66,605)      (377,309)       (59,765)      (335,215)
   From accumulated net realized gains            (5,151)      (147,930)            --        (97,695)            --        (99,314)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                  8,904,818         81,848      4,048,987        422,572      3,462,873        715,862
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (3,693,594)    (3,221,068)    (1,898,150)    (1,722,367)    (1,752,532)    (1,538,392)
From accumulated net realized gains              (21,997)      (400,689)            --       (273,291)            --       (288,702)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                     (3,715,591)    (3,621,757)    (1,898,150)    (1,995,658)    (1,752,532)    (1,827,094)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                               15,348             --         52,783         28,119         30,801         15,125
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital share
   transactions                                   15,348             --         52,783         28,119         30,801         15,125
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 5,204,575     (3,539,909)     2,203,620     (1,544,967)     1,741,142     (1,096,107)
Net assets applicable to Common shares
   at the beginning of year                   72,901,354     76,441,263     36,328,735     37,873,702     33,091,910     34,188,017
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                       $ 78,105,929   $ 72,901,354   $ 38,532,355   $ 36,328,735   $ 34,833,052   $ 33,091,910
====================================================================================================================================
Undistributed (Over-distribution of)net
   investment income at the end of year     $    967,954   $    474,468   $    451,596   $    196,527   $    416,725   $    211,796
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 67

| Statement of
| Changes in Net Assets (continued)

                                                    CONNECTICUT                  MASSACHUSETTS                 MASSACHUSETTS
                                             DIVIDEND ADVANTAGE 3 (NGO)       PREMIUM INCOME (NMT)        DIVIDEND ADVANTAGE (NMB)
                                            ---------------------------   ---------------------------   ----------------------------
                                                    YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                                 5/31/10        5/31/09        5/31/10        5/31/09        5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                       $  3,346,745   $  3,669,187   $  4,145,590   $  4,318,144   $  1,739,913   $  1,871,615
Net realized gain (loss) from:
   Investments                                     1,887       (124,826)       209,192        136,221         60,102         29,163
   Forward swaps                                      --             --             --        101,206             --         62,818
   Futures                                            --             --             --        (44,426)            --        (13,669)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 3,514,247     (2,451,332)     5,077,663     (4,755,329)     1,496,853     (1,831,289)
   Forward swaps                                      --             --             --        (92,080)            --        (57,153)
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                    (92,898)      (720,819)      (122,559)      (717,206)       (45,739)      (334,450)
   From accumulated net realized gains                --             --             --        (80,090)       (13,657)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                  6,769,981        372,210      9,309,886     (1,133,560)     3,237,472       (272,965)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (2,973,311)    (2,604,243)    (3,645,432)    (3,084,501)    (1,507,494)    (1,359,879)
From accumulated net realized gains                   --             --             --       (197,208)       (55,550)            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                        (2,973,311)    (2,604,243)    (3,645,432)    (3,281,709)    (1,563,044)    (1,359,879)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                               17,921             --         45,881         15,479         31,080         27,520
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital share
   transactions                                   17,921             --         45,881         15,479         31,080         27,520
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 3,814,591     (2,232,033)     5,710,335     (4,399,790)     1,705,508     (1,605,324)
Net assets applicable to Common shares
   at the beginning of year                   59,244,441     61,476,474     63,320,576     67,720,366     26,529,985     28,135,309
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                       $ 63,059,032   $ 59,244,441   $ 69,030,911   $ 63,320,576   $ 28,235,493   $ 26,529,985
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at the end
   of year                                  $    516,876   $    191,277   $    914,982   $    495,820   $    342,155   $    137,815
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68 Nuveen Investments

                                               INSURED MASSACHUSETTS               MISSOURI
                                              TAX-FREE ADVANTAGE (NGX)       PREMIUM INCOME (NOM)
                                            ---------------------------   ----------------------------
                                                    YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED
                                                 5/31/10        5/31/09        5/31/10        5/31/09
------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                       $  2,227,100   $  2,473,655   $  1,926,445   $  1,972,280
Net realized gain (loss) from:
   Investments                                   (18,813)      (175,187)        12,118       (348,183)
   Forward swaps                                      --             --             --             --
   Futures                                            --             --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 2,157,735     (1,160,172)     2,255,157     (2,238,845)
   Forward swaps                                      --             --             --             --
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                    (68,205)      (465,067)       (67,634)      (360,699)
   From accumulated net realized gains                --             --             --             --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                  4,297,817        673,229      4,126,086       (975,447)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (1,982,428)    (1,808,499)    (1,571,225)    (1,509,479)
From accumulated net realized gains                   --             --             --             --
------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                        (1,982,428)    (1,808,499)    (1,571,225)    (1,509,479)
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                  24,769         16,315         58,988         48,910
------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from capital share
   transactions                                   24,769         16,315         58,988         48,910
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 2,340,158     (1,118,955)     2,613,849     (2,436,016)
Net assets applicable to Common shares at
   the beginning of year                      37,754,477     38,873,432     28,733,855     31,169,871
------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of year                          $ 40,094,635   $ 37,754,477   $ 31,347,704   $ 28,733,855
======================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year     $    340,463   $    129,654   $    440,220   $    152,639
======================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 69

| Statement of
| Cash Flows

                                                         Year Ended May 31, 2010

                                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                                          PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                           INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                             (NTC)           (NFC)           (NGK)           (NGO)
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHARES FROM OPERATIONS                                              $   8,904,818   $   4,048,987   $   3,462,873   $   6,769,981
Adjustments to reconcile the net increase (decrease) in net
   assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                            (9,675,247)     (6,678,087)     (4,482,500)    (11,612,984)
   Proceeds from sales and maturities of investments                    5,733,200       2,287,500       1,718,450       2,623,750
   Amortization (Accretion) of premiums and discounts, net                247,577         129,667         101,075         208,740
   (Increase) Decrease in receivable for interest                          (3,812)        (14,364)         (3,140)        (98,816)
   (Increase) Decrease in receivable for investments sold                (215,000)       (160,000)             --              --
   (Increase) Decrease in other assets                                     (2,408)          6,424            (995)          2,468
   Increase (Decrease) in payable for Auction Rate Preferred
      share dividends                                                        (434)         (1,429)           (995)         (2,859)
   Increase (Decrease) in payable for interest                             40,412          44,352          36,725          70,667
   Increase (Decrease) in accrued management fees                           3,455           5,064           3,627           9,427
   Increase (Decrease) in accrued other liabilities                        19,466           7,649           6,729           7,018
   Net realized (gain) loss from investments                              (60,723)        (10,610)        (12,514)         (1,887)
   Change in net unrealized (appreciation) depreciation of
     investments                                                       (4,700,543)     (1,900,772)     (1,510,001)     (3,514,247)
   Taxes paid on undistributed capital gains                               (1,361)           (535)             --             (10)
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                    289,400      (2,236,154)       (680,666)     (5,538,752)
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                             138,105          10,549         288,379          36,404
Cash distributions paid to Common shareholders                         (3,672,118)     (1,827,242)     (1,706,177)     (2,920,659)
Increase (Decrease) in payable for Auction Rate Preferred shares
   noticed for redemption, at liquidation value                        (1,525,000)       (750,000)       (675,000)     (1,750,000)
(Increase) Decrease in deferred offering costs                           (514,699)       (547,818)       (487,147)       (704,903)
Increase (Decrease) in payable for offering costs                         257,865         234,400         224,400         248,907
Increase (Decrease) in MuniFund Term Preferred shares, at
   liquidation value                                                   18,300,000      20,470,000      16,950,000      32,000,000
Increase (Decrease) in Auction Rate Preferred shares, at
   liquidation value                                                  (17,725,000)    (17,250,000)    (15,450,000)    (28,275,000)
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                 (4,740,847)        339,889        (855,545)     (1,365,251)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                        (4,451,447)     (1,896,265)     (1,536,211)     (6,904,003)
Cash at the beginning of year                                           4,451,447       1,896,265       1,536,211       6,904,003
----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                             $          --   $          --   $          --   $          --
==================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

                                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                                          PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                           INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                             (NTC)           (NFC)           (NGK)           (NGO)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    $      15,348   $      52,783   $      30,801   $      17,921
==================================================================================================================================

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                                          PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                           INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                             (NTC)           (NFC)           (NGK)           (NGO)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    $     198,306   $      71,919   $      62,959   $     232,150
==================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

70 Nuveen Investments

                                                                                                                          INSURED
                                                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS
                                                                                          PREMIUM        DIVIDEND        TAX-FREE
                                                                                           INCOME       ADVANTAGE       ADVANTAGE
                                                                                             (NMT)           (NMB)           (NGX)
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
OPERATIONS                                                                          $   9,309,886   $   3,237,472   $   4,297,817
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                            (5,313,966)     (4,983,784)     (2,001,969)
   Proceeds from sales and maturities of investments                                    3,351,027       4,503,675         620,000
   Amortization (Accretion) of premiums and discounts, net                                264,657          85,880         147,670
   (Increase) Decrease in receivable for interest                                         (25,782)         (6,540)        (17,267)
   (Increase) Decrease in receivable for investments sold                                 (15,000)             --         (15,000)
   (Increase) Decrease in other assets                                                     (2,190)          6,659           4,644
   Increase (Decrease) in payable for Auction Rate Preferred share dividends                 (242)         (1,132)         (1,265)
   Increase (Decrease) in payable for interest                                             44,630          31,904          48,749
   Increase (Decrease) in accrued management fees                                           2,312           2,368           5,064
   Increase (Decrease) in accrued other liabilities                                        13,414           7,281           7,768
   Net realized (gain) loss from investments                                             (209,192)        (60,102)         18,813
   Change in net unrealized (appreciation) depreciation of investments                 (5,077,663)     (1,496,853)     (2,157,735)
   Taxes paid on undistributed capital gains                                                  (24)           (242)             --
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                  2,341,867       1,326,586         957,289
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                                  --              --              --
Cash distributions paid to Common shareholders                                         (3,577,699)     (1,514,040)     (1,940,160)
Increase (Decrease) in payable for Auction Rate Preferred shares noticed for
   redemption, at liquidation value                                                            --              --              --
(Increase) Decrease in deferred offering costs                                           (541,587)       (448,113)       (536,783)
Increase (Decrease) in payable for offering costs                                         264,275         219,316         211,575
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value            20,210,000      14,725,000      22,075,000
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value            (19,600,000)    (14,250,000)    (20,500,000)
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                 (3,245,011)     (1,267,837)       (690,368)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                          (903,144)         58,749         266,921
Cash at the beginning of year                                                           1,153,796         190,588         424,349
----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                             $     250,652   $     249,337   $     691,270
==================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

                                                                                                                          INSURED
                                                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS
                                                                                          PREMIUM        DIVIDEND        TAX-FREE
                                                                                           INCOME       ADVANTAGE       ADVANTAGE
                                                                                             (NMT)           (NMB)           (NGX)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    $      45,881   $      31,080   $      24,769
==================================================================================================================================

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                                                                                          INSURED
                                                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS
                                                                                          PREMIUM        DIVIDEND        TAX-FREE
                                                                                           INCOME       ADVANTAGE       ADVANTAGE
                                                                                             (NMT)           (NMB)           (NGX)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    $     163,259   $      47,288   $     140,563
==================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 71

 | Notes to
 | Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund
(NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM) (collectively, the "Funds"). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange ("NYSE") while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2
(NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage
(NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2010, Missouri Premium Income (NOM) had outstanding when-issued/delayed delivery purchase commitments of $1,987,280. There were no such outstanding purchase commitments in any of the other Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

72 Nuveen Investments

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

AUCTION RATE PREFERRED SHARES

The following Funds have issued and outstanding Auction Rate Preferred Shares ("ARPS"), $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund's ARPS are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of May 31, 2010, the number of ARPS outstanding for each Fund is as follows:

                                                                                           CONNECTICUT   MASSACHUSETTS   MISSOURI
                                                                                               PREMIUM         PREMIUM    PREMIUM
                                                                                                INCOME          INCOME     INCOME
                                                                                                  (NTC)           (NMT)      (NOM)
----------------------------------------------------------------------------------------------------------------------------------
Number of shares:

   Series TH                                                                                       629             576        640
==================================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of May 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

                                                                         CONNECTICUT    CONNECTICUT    CONNECTICUT    CONNECTICUT
                                                                             PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND
                                                                              INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                                                (NTC)          (NFC)          (NGK)          (NGO)
----------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed, at liquidation value                                     $ 22,575,000   $ 19,500,000   $ 17,500,000   $ 32,000,000
==================================================================================================================================

                                                                                                           INSURED
                                                                      MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                            PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                             INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                               (NMT)           (NMB)           (NGX)         (NOM)
----------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed, at liquidation value                                   $  19,600,000   $  15,000,000   $  20,500,000   $        --
==================================================================================================================================

                                                           Nuveen Investments 73

| Notes to
| Financial Statements (continued)

MUNIFUND TERM PREFERRED SHARES

The following funds have issued and outstanding MuniFund Term Preferred ("MTP") Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund's outstanding ARPS. Each Fund's MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2010, the number of MTP Shares outstanding, annual interest rate and NYSE "ticker" symbol for each Fund are as follows:

                                                         CONNECTICUT PREMIUM INCOME (NTC)      CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                                      -------------------------------------   --------------------------------------
                                                                        ANNUAL                                  ANNUAL
                                                           SHARES     INTEREST         NYSE        SHARES     INTEREST         NYSE
                                                      OUTSTANDING         RATE       TICKER   OUTSTANDING         RATE       TICKER
------------------------------------------------------------------------------------------------------------------------------------
Series 2015                                             1,830,000         2.65%    NTC Pr C     2,047,000         2.60%    NFC Pr C
====================================================================================================================================

                                                      CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)  CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
                                                      -------------------------------------   --------------------------------------
                                                                        ANNUAL                                  ANNUAL
                                                           SHARES     INTEREST         NYSE        SHARES     INTEREST         NYSE
                                                      OUTSTANDING         RATE       TICKER   OUTSTANDING         RATE       TICKER
------------------------------------------------------------------------------------------------------------------------------------
Series 2015                                             1,695,000         2.60%    NGK Pr C     3,200,000         2.65%    NGO Pr C
====================================================================================================================================

                                                        MASSACHUSETTS PREMIUM INCOME (NMT)    MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
                                                      -------------------------------------   --------------------------------------
                                                                        ANNUAL                                  ANNUAL
                                                           SHARES     INTEREST         NYSE        SHARES     INTEREST         NYSE
                                                      OUTSTANDING         RATE       TICKER   OUTSTANDING         RATE       TICKER
------------------------------------------------------------------------------------------------------------------------------------
Series 2015                                             2,021,000         2.65%    NMT Pr C     1,472,500         2.60%    NMB Pr C
====================================================================================================================================

                                                                                     INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
                                                                                   -------------------------------------------------
                                                                                                                ANNUAL
                                                                                                   SHARES     INTEREST         NYSE
                                                                                              OUTSTANDING         RATE       TICKER
------------------------------------------------------------------------------------------------------------------------------------
Series 2015                                                                                     2,207,500         2.65%    NGX Pr C
====================================================================================================================================

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund ("Optional Redemption Date"), subject to a payment of premium for one year following the Optional Redemption Date ("Premium Expiration Date"), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund's MTP Shares are as follows:

                                                                  CONNECTICUT      CONNECTICUT      CONNECTICUT         CONNECTICUT
                                                                      PREMIUM         DIVIDEND         DIVIDEND            DIVIDEND
                                                                       INCOME        ADVANTAGE      ADVANTAGE 2         ADVANTAGE 3
                                                                         (NTC)            (NFC)            (NGK)               (NGO)
                                                                  SERIES 2015      SERIES 2015      SERIES 2015         SERIES 2015
------------------------------------------------------------------------------------------------------------------------------------
Term Redemption Date                                         February 1, 2015    April 1, 2015    April 1, 2015       March 1, 2015
Optional Redemption Date                                     February 1, 2011    April 1, 2011    April 1, 2011       March 1, 2011
Premium Expiration Date                                      January 31, 2012   March 31, 2012   March 31, 2012   February 29, 2012
====================================================================================================================================

                                                                                                                            INSURED
                                                                                 MASSACHUSETTS    MASSACHUSETTS       MASSACHUSETTS
                                                                                       PREMIUM         DIVIDEND            TAX-FREE
                                                                                        INCOME        ADVANTAGE           ADVANTAGE
                                                                                          (NMT)            (NMB)               (NGX)
                                                                                   SERIES 2015      SERIES 2015         SERIES 2015
------------------------------------------------------------------------------------------------------------------------------------
Term Redemption Date                                                          February 1, 2015    April 1, 2015       March 1, 2015
Optional Redemption Date                                                      February 1, 2011    April 1, 2011       March 1, 2011
Premium Expiration Date                                                       January 31, 2012   March 31, 2012   February 29, 2012
====================================================================================================================================

74 Nuveen Investments

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2010, was as follows:

                                                               CONNECTICUT      CONNECTICUT       CONNECTICUT       CONNECTICUT
                                                                   PREMIUM         DIVIDEND          DIVIDEND          DIVIDEND
                                                                    INCOME        ADVANTAGE       ADVANTAGE 2       ADVANTAGE 3
                                                                      (NTC)*           (NFC)**           (NGK)**           (NGO)***
--------------------------------------------------------------------------------------------------------------------------------
Average liquidation value of MTP Shares outstanding           $ 18,300,000     $ 19,944,754      $ 16,753,279      $ 31,672,727
================================================================================================================================

                                                                                                                        INSURED
                                                                       MASSACHUSETTS        MASSACHUSETTS         MASSACHUSETTS
                                                                             PREMIUM             DIVIDEND              TAX-FREE
                                                                              INCOME            ADVANTAGE             ADVANTAGE
                                                                                (NMT)****            (NMB)*****            (NGX)***
--------------------------------------------------------------------------------------------------------------------------------
Average liquidation value of MTP Shares outstanding                    $  20,210,000        $  14,725,000         $  21,965,909
================================================================================================================================

* For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.

** For the period March 31, 2010 (first issuance date of shares) through May 31, 2010.

*** For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

**** For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.

***** For the period March 23, 2010 (first issuance date of shares) through May
      31, 2010.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Net amounts earned by Nuveen Investments, Inc. ("Nuveen") as underwriter of each Fund's MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the fiscal year ended May 31, 2010 the net amounts earned by Nuveen for each Fund were as follows:

                                                                    CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                                        PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                         INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                           (NTC)           (NFC)           (NGK)           (NGO)
--------------------------------------------------------------------------------------------------------------------------------
Net amounts earned by Nuveen                                              $ 662         $ 1,974            $ --            $ --
================================================================================================================================

                                                                                                                        INSURED
                                                                                  MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS
                                                                                        PREMIUM        DIVIDEND        TAX-FREE
                                                                                         INCOME       ADVANTAGE       ADVANTAGE
                                                                                           (NMT)           (NMB)           (NGX)
--------------------------------------------------------------------------------------------------------------------------------
Net amounts earned by Nuveen                                                            $ 1,195            $ --         $ 1,174
================================================================================================================================

INSURANCE

Under normal circumstances, and during the period from June 1, 2009 through May 2, 2010, the Insured Massachusetts Tax-Free Advantage (NGX) invested at least 80% of its net assets, (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, the Fund invested at least 80% of its net assets in municipal securities that were rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%. Each Fund may also invest up to 20% of its net assets in municipal securities rated below "AA' but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

On May 3, 2010, the Funds' Board of Trustees approved changes to Insured Massachusetts Tax-Free Advantage's (NGX) insurance investment policies in response to the continuing challenges faced by municipal bond insurers. The changes to Insured Massachusetts Tax-Free Advantage (NGX)'s investment policies are intended to increase the Fund's investment flexibility in pursuing its investment objective, while retaining the insured nature of its portfolio.

The changes, which were effective immediately, provide that under normal circumstances, Insured Massachusetts Tax-Free Advantage (NGX) invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which Insured Massachusetts Tax-Free Advantage (NGX) invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade insurers or rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

                                                           Nuveen Investments 75

 | Notes to
 | Financial Statements (continued)

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

INVERSE FLOATING RATE SECURITIES

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the fiscal year ended May 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At May 31, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

                                                       CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                           PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                            INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                              (NTC)           (NFC)           (NGK)           (NGO)
-------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                           $ --            $ --            $ --            $ --
===================================================================================================================

                                                                                           INSURED
                                                     MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS        MISSOURI
                                                           PREMIUM        DIVIDEND        TAX-FREE         PREMIUM
                                                            INCOME       ADVANTAGE       ADVANTAGE          INCOME
                                                              (NMT)           (NMB)           (NGX)           (NOM)
-------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                           $ --            $ --            $ --            $ --
===================================================================================================================

76 Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2010, were as follows:

                                                       CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                           PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                            INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                              (NTC)           (NFC)           (NGK)           (NGO)
-------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding          $ 7,965,000     $ 3,820,000     $ 3,460,000     $ 5,780,000
Average annual interest rate and fees                         0.79%           0.78%           0.78%           0.76%
===================================================================================================================

                                                                                           INSURED
                                                     MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS        MISSOURI
                                                           PREMIUM        DIVIDEND        TAX-FREE         PREMIUM
                                                            INCOME       ADVANTAGE       ADVANTAGE          INCOME
                                                              (NMT)           (NMB)           (NGX)           (NOM)
-------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding          $ 2,450,000     $ 1,050,000     $ 1,500,000     $ 2,225,000
Average annual interest rate and fees                         0.65%           0.65%           0.65%           0.47%
===================================================================================================================

FORWARD SWAP CONTRACTS

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended May 31, 2010.

FUTURES CONTRACTS

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended May 31, 2010.

                                                           Nuveen Investments 77

 | Notes to
 | Financial Statements (continued)

MARKET AND COUNTERPARTY CREDIT RISK

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

ZERO COUPON SECURITIES

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

OFFERING COSTS

Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the 5-year life of the shares. Each Fund's amortized deferred charges are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Each Fund's offering costs incurred were as follows:

                                        CONNECTICUT       CONNECTICUT       CONNECTICUT      CONNECTICUT
                                            PREMIUM          DIVIDEND          DIVIDEND         DIVIDEND
                                             INCOME         ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                               (NTC)             (NFC)             (NGK)            (NGO)
---------------------------------------------------------------------------------------------------------
MTP Shares offering costs                 $ 553,838         $ 565,076         $ 504,250        $ 750,000
=========================================================================================================

                                                                                                 INSURED
                                                        MASSACHUSETTS     MASSACHUSETTS    MASSACHUSETTS
                                                              PREMIUM          DIVIDEND         TAX-FREE
                                                               INCOME         ADVANTAGE        ADVANTAGE
                                                                 (NMT)             (NMB)            (NGX)
---------------------------------------------------------------------------------------------------------
MTP Shares offering costs                                   $ 581,955         $ 465,875        $ 569,951
=========================================================================================================

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

78 Nuveen Investments

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of May 31, 2010:

CONNECTICUT PREMIUM INCOME (NTC)                 LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $118,239,107       $ --   $118,239,107
==================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE (NFC)             LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $ 61,714,970       $ --   $ 61,714,970
==================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)           LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $ 54,742,155       $ --   $ 54,742,155
==================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)           LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $ 99,333,907       $ --   $ 99,333,907
==================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)               LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $103,785,340   $344,410   $104,129,750
==================================================================================================
MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)           LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $ 42,321,227   $688,820   $ 43,010,047
==================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)   LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $ 61,858,615       $ --   $ 61,858,615
==================================================================================================
MISSOURI PREMIUM INCOME (NOM)                    LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                  $ --   $ 49,177,547       $ --   $ 49,177,547
==================================================================================================

The following is a reconciliation of the following Fund's Level 3 investments held at the beginning and end of the measurement period:

                                                              MASSACHUSETTS    MASSACHUSETTS
                                                                    PREMIUM         DIVIDEND
                                                                     INCOME        ADVANTAGE
                                                                       (NMT)            (NMB)
                                                                     LEVEL3           LEVEL3
                                                                INVESTMENTS      INVESTMENTS
---------------------------------------------------------------------------------------------
Balance at the beginning of year                                 $  457,505       $  915,010
   Gains (losses):
      Net realized gains (losses)                                        --               --
      Net change in unrealized appreciation (depreciation)         (113,095)        (226,190)
   Net purchases at cost (sales at proceeds)                             --               --
   Net discounts (premiums)                                              --               --
   Net transfers in to (out of) at end of period fair value              --               --
---------------------------------------------------------------------------------------------
Balance at the end of year                                       $  344,410       $  688,820
=============================================================================================

                                                           Nuveen Investments 79

| Notes to
| Financial Statements (continued)

"Change in net unrealized appreciation (depreciation) of investments" on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

                                                                                      MASSACHUSETTS   MASSACHUSETTS
                                                                                            PREMIUM        DIVIDEND
                                                                                             INCOME       ADVANTAGE
                                                                                               (NMT)           (NMB)
--------------------------------------------------------------------------------------------------------------------
Level 3 net unrealized appreciation (depreciation)                                       $ (113,095)     $ (226,190)
====================================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2010.

4. FUND SHARES

COMMON SHARES

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

                                                       CONNECTICUT                CONNECTICUT                 CONNECTICUT
                                                  PREMIUM INCOME (NTC)      DIVIDEND ADVANTAGE (NFC)   DIVIDEND ADVANTAGE 2 (NGK)
                                               --------------------------   ------------------------   ---------------------------
                                                  YEAR               YEAR      YEAR             YEAR      YEAR               YEAR
                                                 ENDED              ENDED     ENDED            ENDED     ENDED              ENDED
                                               5/31/10            5/31/09   5/31/10          5/31/09   5/31/10            5/31/09
----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions          1,053                 --     3,615            1,966     2,074              1,051
==================================================================================================================================

                                                      CONNECTICUT                 MASSACHUSETTS              MASSACHUSETTS
                                               DIVIDEND ADVANTAGE 3 (NGO)     PREMIUM INCOME (NMT)      DIVIDEND ADVANTAGE (NMB)
                                               --------------------------   ------------------------   ---------------------------
                                                  YEAR               YEAR      YEAR             YEAR      YEAR               YEAR
                                                 ENDED              ENDED     ENDED            ENDED     ENDED              ENDED
                                               5/31/10            5/31/09   5/31/10          5/31/09   5/31/10            5/31/09
----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions          1,261                 --     3,206            1,224     2,198              2,066
==================================================================================================================================

                                                                              INSURED MASSACHUSETTS             MISSOURI
                                                                            TAX-FREE ADVANTAGE (NGX)      PREMIUM INCOME (NOM)
                                                                            ------------------------   ---------------------------
                                                                               YEAR             YEAR      YEAR               YEAR
                                                                              ENDED            ENDED     ENDED              ENDED
                                                                            5/31/10          5/31/09   5/31/10            5/31/09
----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                       1,696            1,233     4,352              3,842
==================================================================================================================================

PREFERRED SHARES

Transactions in ARPS were as follows:

                                                CONNECTICUT PREMIUM INCOME (NTC)            CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                           ------------------------------------------   --------------------------------------------
                                                YEAR ENDED             YEAR ENDED              YEAR ENDED             YEAR ENDED
                                                 5/31/10                 5/31/09                 5/31/10                5/31/09
                                           -----------------------------------------------------------------------------------------
                                           SHARES        AMOUNT   SHARES       AMOUNT   SHARES         AMOUNT   SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for
   redemption:
   Series T                                    --   $        --       --   $       --      609    $17,250,000       90   $2,250,000
   Series TH                                  709    17,725,000      194    4,850,000       --             --       --           --
------------------------------------------------------------------------------------------------------------------------------------
Total                                         709   $17,725,000      194   $4,850,000      609    $17,250,000       90   $2,250,000
====================================================================================================================================

80 Nuveen Investments

                                             CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)        CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
                                           ------------------------------------------   --------------------------------------------
                                                YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                 5/31/10                5/31/09                5/31/10                5/31/09
                                           -----------------------------------------------------------------------------------------
                                           SHARES        AMOUNT   SHARES       AMOUNT   SHARES         AMOUNT   SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for
   redemption:
   Series W                                   618   $15,450,000       82   $2,050,000       --    $        --       --   $       --
   Series F                                    --            --       --           --    1,131     28,275,000      149    3,725,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                         618   $15,450,000       82   $2,050,000    1,131    $28,275,000      149   $3,725,000
====================================================================================================================================

                                               MASSACHUSETTS PREMIUM INCOME (NMT)          MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
                                           ------------------------------------------   --------------------------------------------
                                                YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                 5/31/10                5/31/09                 5/31/10                5/31/09
                                           -----------------------------------------------------------------------------------------
                                           SHARES        AMOUNT   SHARES       AMOUNT   SHARES         AMOUNT   SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for
   redemption:
   Series T                                    --   $        --       --         $ --      570    $14,250,000       30     $750,000
   Series TH                                  784    19,600,000       --           --       --             --       --           --
------------------------------------------------------------------------------------------------------------------------------------
Total                                         784   $19,600,000       --         $ --      570    $14,250,000       30     $750,000
====================================================================================================================================

                                                                                            INSURED MASSACHUSETTS TAX-FREE (NGX)
                                                                                        --------------------------------------------
                                                                                               YEAR ENDED             YEAR ENDED
                                                                                                5/31/10                5/31/09
                                                                                        --------------------------------------------
                                                                                        SHARES         AMOUNT   SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for redemption:
   Series W                                                                                820   $ 20,500,000       --         $ --
====================================================================================================================================

During the fiscal years ended May 31, 2010 and May 31, 2009, Missouri Premium Income (NOM) did not have any transactions in ARPS.

Transactions in MTP Shares were as follows:

                                                         CONNECTICUT                                  CONNECTICUT
                                                      PREMIUM INCOME (NTC)                     DIVIDEND ADVANTAGE (NFC)
                                           -----------------------------------------   ------------------------------------------
                                                  YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                   5/31/10               5/31/09               5/31/10               5/31/09
                                           --------------------------------------------------------------------------------------
                                              SHARES        AMOUNT   SHARES   AMOUNT      SHARES        AMOUNT   SHARES   AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                             1,830,000   $18,300,000       --       --   2,047,000   $20,470,000       --       --
=================================================================================================================================

                                                           CONNECTICUT                                CONNECTICUT
                                                   DIVIDEND ADVANTAGE 2 (NGK)                 DIVIDEND ADVANTAGE 3 (NGO)
                                           -----------------------------------------   ------------------------------------------
                                                  YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                   5/31/10               5/31/09               5/31/10               5/31/09
                                           --------------------------------------------------------------------------------------
                                              SHARES        AMOUNT   SHARES   AMOUNT      SHARES        AMOUNT   SHARES   AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                             1,695,000   $16,950,000       --       --   3,200,000   $32,000,000       --       --
=================================================================================================================================

                                                         MASSACHUSETTS                              MASSACHUSETTS
                                                      PREMIUM INCOME (NMT)                    DIVIDEND ADVANTAGE (NMB)
                                           -----------------------------------------   ------------------------------------------
                                                  YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                   5/31/10               5/31/09               5/31/10               5/31/09
                                           --------------------------------------------------------------------------------------
                                              SHARES        AMOUNT   SHARES   AMOUNT      SHARES        AMOUNT   SHARES   AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                             2,021,000   $20,210,000       --       --   1,472,500   $14,725,000       --       --
=================================================================================================================================

                                                           Nuveen Investments 81

| Notes to
| Financial Statements (continued)

                                                                                                    INSURED MASSACHUSETTS
                                                                                                   TAX-FREE ADVANTAGE (NGX)
                                                                                          ------------------------------------------
                                                                                                YEAR ENDED             YEAR ENDED
                                                                                                  5/31/10               5/31/09
                                                                                          ------------------------------------------
                                                                                             SHARES        AMOUNT   SHARES   AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                                                                            2,207,500   $22,075,000       --       --
====================================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2010, were as follows:

                                                                          CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                              PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                               INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                                                 (NTC)           (NFC)           (NGK)         (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                  $9,675,247      $6,678,087      $4,482,500   $11,612,984
Sales and maturities                                                        5,733,200       2,287,500       1,718,450     2,623,750
====================================================================================================================================

                                                                                                              INSURED
                                                                        MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                              PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                               INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                                 (NMT)           (NMB)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                  $5,313,966      $4,983,784      $2,001,969   $ 8,052,334
Sales and maturities                                                        3,351,027       4,503,675         620,000     2,920,000
====================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

                                                                          CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                              PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                               INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                                                 (NTC)           (NFC)           (NGK)         (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                      $107,707,432     $56,455,855     $49,665,853   $92,176,374
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                          $  3,758,562     $ 1,969,557     $ 2,116,003   $ 2,845,364
   Depreciation                                                            (1,189,947)       (530,759)       (499,766)   (1,466,538)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                $  2,568,615     $ 1,438,798     $ 1,616,237   $ 1,378,826
====================================================================================================================================

                                                                                                              INSURED
                                                                        MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                              PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                               INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                                 (NMT)           (NMB)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                       $99,869,135     $41,899,354     $58,304,176   $46,718,530
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                           $ 4,143,755     $ 1,228,860     $ 2,506,986   $ 1,338,171
   Depreciation                                                            (2,333,115)     (1,168,156)       (452,532)   (1,103,692)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 $ 1,810,640     $    60,704     $ 2,054,454   $   234,479
====================================================================================================================================

82 Nuveen Investments

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets at May 31, 2010, the Funds' tax year end, as follows:

                                                                          CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                              PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                               INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                                                 (NTC)           (NFC)           (NGK)         (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Paid-in surplus                                                              $(39,747)       $(16,159)       $(17,103)     $(45,073)
Undistributed (Over-distribution of) net investment income                     38,377          15,614          17,103        45,063
Accumulated net realized gain (loss)                                            1,370             545              --            10
====================================================================================================================================

                                                                                                              INSURED
                                                                        MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                              PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                               INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                                 (NMT)           (NMB)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Paid-in surplus                                                              $(41,587)       $(18,004)       $(34,342)         $ --
Undistributed (Over-distribution of) net investment income                     41,563          17,660          34,342            (5)
Accumulated net realized gain (loss)                                               24             344              --             5
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds' tax year end, were as follows:

                                                                          CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                              PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                               INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                                                 (NTC)           (NFC)           (NGK)         (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                                       $1,288,968        $617,741        $559,855      $799,489
Undistributed net ordinary income **                                            2,399           6,433              --            --
Undistributed net long-term capital gains                                      50,047           9,165           1,210            --
====================================================================================================================================

                                                                                                              INSURED
                                                                        MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                              PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                               INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                                 (NMT)           (NMB)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                                       $1,175,615        $469,338        $559,768      $553,717
Undistributed net ordinary income **                                            1,005          16,872           1,015            --
Undistributed net long-term capital gains                                     188,326          49,847              --            --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 3, 2010, and paid on June 1, 2010.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended May 31, 2010 and May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                          CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                              PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                               INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
2010                                                                             (NTC)           (NFC)           (NGK)         (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                                $3,919,054      $1,989,927      $1,832,795    $3,217,850
Distributions from net ordinary income **                                          --              --              --            --
Distributions from net long-term capital gains****                             27,148              --              --            --
====================================================================================================================================

                                                                                                              INSURED
                                                                        MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                              PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                               INCOME       ADVANTAGE       ADVANTAGE        INCOME
2010                                                                             (NMT)           (NMB)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                                $3,896,180      $1,576,968      $2,164,823    $1,628,139
Distributions from net ordinary income **                                          --          69,207              --            --
Distributions from net long-term capital gains****                                 --              --              --            --
====================================================================================================================================

                                                           Nuveen Investments 83

| Notes to
| Financial Statements (continued)

                                                                          CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                              PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                               INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
2009                                                                             (NTC)           (NFC)           (NGK)         (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                   $3,972,803      $2,099,897      $1,866,508    $3,322,638
Distributions from net ordinary income **                                     487,842         223,136         275,669            --
Distributions from net long-term capital gains                                 60,777         147,900         112,806            --
====================================================================================================================================

                                                                                                              INSURED
                                                                        MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                              PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                               INCOME       ADVANTAGE       ADVANTAGE        INCOME
2009                                                                             (NMT)           (NMB)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                   $3,759,696      $1,690,469      $2,271,085    $1,871,464
Distributions from net ordinary income **                                     123,018              --              --            --
Distributions from net long-term capital gains                                154,203              --              --            --
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2010, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2010.

At May 31, 2010, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                              INSURED
                                                                                          CONNECTICUT   MASSACHUSETTS      MISSOURI
                                                                                             DIVIDEND        TAX-FREE       PREMIUM
                                                                                          ADVANTAGE 3       ADVANTAGE        INCOME
                                                                                                 (NGO)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2013                                                                              $ 35,642        $ 18,655      $     --
   May 31, 2014                                                                               111,331         427,135            --
   May 31, 2015                                                                               211,213              --            --
   May 31, 2017                                                                                43,691         215,629       260,982
   May 31, 2018                                                                                13,130          24,486        91,539
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                        $415,007        $685,905      $352,521
====================================================================================================================================

During the tax year ended May 31, 2010, Connecticut Dividend Advantage (NFC) and Connecticut Dividend Advantage 2 (NGK) utilized $1,980 and $443, respectively, of their capital loss carryforwards.

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through May 31, 2010, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                                            INSURED
                                                                                                                      MASSACHUSETTS
                                                                                                                           TAX-FREE
                                                                                                                          ADVANTAGE
                                                                                                                               (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                                                                 $18,813
====================================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

84 Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                                   CONNECTICUT PREMIUM INCOME (NTC)
                                                 MASSACHUSETTS PREMIUM INCOME (NMT)
                                                      MISSOURI PREMIUM INCOME (NOM)
AVERAGE DAILY NET ASSETS*                                      FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------
For the first $125 million                                                   .4500%
For the next $125 million                                                    .4375
For the next $250 million                                                    .4250
For the next $500 million                                                    .4125
For the next $1 billion                                                      .4000
For the next $3 billion                                                      .3875
For net assets over $5 billion                                               .3750
===================================================================================

                                               CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                             CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
                                             CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
                                             MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
                                     INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
AVERAGE DAILY NET ASSETS*                                      FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------
For the first $125 million                                                   .4500%
For the next $125 million                                                    .4375
For the next $250 million                                                    .4250
For the next $500 million                                                    .4125
For the next $1 billion                                                      .4000
For net assets over $2 billion                                               .3750
===================================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL MANAGED ASSET BREAKPOINT LEVEL*   EFFECTIVE RATE AT BREAKPOINT LEVEL
-----------------------------------------------------------------------------------
$55 billion                                                                  .2000%
$56 billion                                                                  .1996
$57 billion                                                                  .1989
$60 billion                                                                  .1961
$63 billion                                                                  .1931
$66 billion                                                                  .1900
$71 billion                                                                  .1851
$76 billion                                                                  .1806
$80 billion                                                                  .1773
$91 billion                                                                  .1691
$125 billion                                                                 .1599
$200 billion                                                                 .1505
$250 billion                                                                 .1469
$300 billion                                                                 .1445
===================================================================================

* The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily net assets and managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of May 31, 2010, the complex-level fee rate was .1855%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

                                                           Nuveen Investments 85

| Notes to
| Financial Statements (continued)

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
JANUARY 31,                                         JANUARY 31,
--------------------------------------------------------------------------------
2001*                      .30%                     2007                    .25%
2002                       .30                      2008                    .20
2003                       .30                      2009                    .15
2004                       .30                      2010                    .10
2005                       .30                      2011                    .05
2006                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
MARCH 31,                                           MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                     2008                    .25%
2003                       .30                      2009                    .20
2004                       .30                      2010                    .15
2005                       .30                      2011                    .10
2006                       .30                      2012                    .05
2007                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
SEPTEMBER 30,                                       SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                     2007                    .32%
2003                       .32                      2008                    .24
2004                       .32                      2009                    .16
2005                       .32                      2010                    .08
2006                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
NOVEMBER 30,                                        NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                     2007                    .32%
2003                       .32                      2008                    .24
2004                       .32                      2009                    .16
2005                       .32                      2010                    .08
2006                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

86 Nuveen Investments

8. NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

                                                           Nuveen Investments 87

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                          INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                      -------------------------------------------------------------  ----------------------------
                                               DISTRIBUTIONS  DISTRIBUTIONS
                                                    FROM NET           FROM
                                                  INVESTMENT        CAPITAL                 NET
           BEGINNING                               INCOME TO       GAINS TO          INVESTMENT   CAPITAL            ENDING
              COMMON                      NET   AUCTION RATE   AUCTION RATE           INCOME TO  GAINS TO            COMMON
               SHARE         NET    REALIZED/      PREFERRED      PREFERRED              COMMON    COMMON             SHARE  ENDING
           NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-              SHARE-    SHARE-         NET ASSET  MARKET
               VALUE      INCOME  GAIN (LOSS)     HOLDERS(a)     HOLDERS(a)   TOTAL     HOLDERS   HOLDERS  TOTAL      VALUE   VALUE
====================================================================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010          $13.59        $.80        $ .88          $(.02)         $  --*  $1.66       $(.69)    $  --* $(.69)    $14.56  $13.94
2009           14.25         .84         (.66)          (.14)          (.03)    .01        (.60)     (.07)  (.67)     13.59   13.35
2008           14.39         .83         (.09)          (.22)          (.01)    .51        (.62)     (.03)  (.65)     14.25   14.08
2007           14.42         .83          .07           (.20)          (.01)    .69        (.65)     (.07)  (.72)     14.39   14.91
2006           15.26         .84         (.54)          (.14)          (.03)    .13        (.75)     (.22)  (.97)     14.42   13.95

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010           14.08         .85          .75           (.03)            --    1.57        (.74)       --   (.74)     14.91   15.29
2009           14.69         .91         (.55)          (.15)          (.04)    .17        (.67)     (.11)  (.78)     14.08   13.75
2008           14.76         .91          .01           (.24)          (.02)    .66        (.67)     (.06)  (.73)     14.69   14.93
2007           14.75         .92          .04           (.22)            --     .74        (.73)       --   (.73)     14.76   16.37
2006           15.39         .93         (.55)          (.17)            --     .21        (.85)       --   (.85)     14.75   16.26
====================================================================================================================================

                                                                                                             AUCTION RATE PREFERRED
                                                                                                               SHARES AND MUNIFUND
           AUCTION RATE PREFERRED SHARES                     MUNIFUND TERM PREFERRED SHARES                   TERM PREFERRED SHARES
                  AT END OF PERIOD                                  AT END OF PERIOD                             AT END OF PERIOD
        -----------------------------------   ------------------------------------------------------------   -----------------------
          AGGREGATE                             AGGREGATE                  ENDING    AVERAGE
             AMOUNT  LIQUIDATION      ASSET        AMOUNT  LIQUIDATION     MARKET     MARKET         ASSET
        OUTSTANDING        VALUE   COVERAGE   OUTSTANDING        VALUE      VALUE      VALUE      COVERAGE    ASSET COVERAGE PER $1
              (000)    PER SHARE  PER SHARE         (000)    PER SHARE  PER SHARE  PER SHARE     PER SHARE   LIQUIDATION PREFERENCE
====================================================================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010        $15,725      $25,000    $82,389       $18,300       $10.00    $10.00      $10.02**      $32.96                    $3.30
2009         34,975       25,000     77,110            --           --        --          --            --                       --
2008         38,300       25,000     74,896            --           --        --          --            --                       --
2007         38,300       25,000     75,360            --           --        --          --            --                       --
2006         38,300       25,000     75,443            --           --        --          --            --                       --

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010             --           --         --        20,470        10.00      9.98        9.95***      28.82                       --
2009         18,000       25,000     75,457            --           --        --          --            --                       --
2008         19,500       25,000     73,556            --           --        --          --            --                       --
2007         19,500       25,000     73,749            --           --        --          --            --                       --
2006         19,500       25,000     73,596            --           --        --          --            --                       --
====================================================================================================================================

88 Nuveen Investments

                                                                RATIOS/SUPPLEMENTAL DATA
                                                   --------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                      APPLICABLE TO COMMON SHARES
                               TOTAL RETURNS                            BEFORE REIMBURSEMENT(c)
                            -------------------                  -------------------------------------
                                          BASED          ENDING
                                             ON             NET
                             BASED       COMMON          ASSETS
                                ON    SHARE NET      APPLICABLE     EXPENSES     EXPENSES         NET
                            MARKET        ASSET       TO COMMON    INCLUDING    EXCLUDING  INVESTMENT
                             VALUE(b)     VALUE(b) SHARES (000)     INTEREST(e)  INTEREST      INCOME
=======================================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                          9.76%       12.49%        $78,106         1.57%        1.25%       5.64%
2009                           .32          .45          72,901         1.43         1.32        6.40
2008                         (1.08)        3.60          76,441         1.30         1.27        5.82
2007                         12.33         4.79          77,151         1.24         1.24        5.67
2006                         (6.00)         .88          77,278         1.25         1.25        5.66

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                         16.92        11.34          38,532         1.62         1.31        5.73
2009                         (2.10)        1.50          36,329         1.47         1.36        6.45
2008                         (4.10)        4.62          37,874         1.33         1.31        5.90
2007                          5.46         5.05          38,024         1.29         1.29        5.78
2006                          8.79         1.38          37,905         1.29         1.29        5.70
=======================================================================================================


                                       RATIOS/SUPPLEMENTAL DATA
                            ----------------------------------------------
                               RATIOS TO AVERAGE NET ASSETS
                                APPLICABLE TO COMMON SHARES
                                 AFTER REIMBURSEMENT(c)(d)
                            ----------------------------------
                             EXPENSES     EXPENSES         NET  PORTFOLIO
                            INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
                             INTEREST(e)  INTEREST      INCOME       RATE
===========================================================================
CONNECTICUT PREMIUM INCOME (NTC)
---------------------------------------------------------------------------
Year Ended 5/31:
2010                              N/A%         N/A%        N/A%         5%
2009                              N/A          N/A         N/A          0
2008                              N/A          N/A         N/A         22
2007                              N/A          N/A         N/A          8
2006                              N/A          N/A         N/A         16

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
---------------------------------------------------------------------------
Year Ended 5/31:
2010                             1.49         1.18        5.86          4
2009                             1.26         1.15        6.66          0
2008                             1.05         1.03        6.18         20
2007                              .94          .94        6.14          9
2006                              .86          .86        6.12         14
===========================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

*     Rounds to less than $.01 per share.

** For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.

*** For the period March 31, 2010 (first issuance date of shares) through May 31, 2010.

N/A   Fund does not have a contractual reimbursement with the Adviser.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 89

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                          INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                      -------------------------------------------------------------  ---------------------------
                                               DISTRIBUTIONS  DISTRIBUTIONS
                                                    FROM NET           FROM
                                                  INVESTMENT        CAPITAL                 NET
           BEGINNING                               INCOME TO       GAINS TO          INVESTMENT   CAPITAL            ENDING
              COMMON                      NET   AUCTION RATE   AUCTION RATE           INCOME TO  GAINS TO            COMMON
               SHARE         NET    REALIZED/      PREFERRED      PREFERRED              COMMON    COMMON             SHARE  ENDING
           NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-              SHARE-    SHARE-         NET ASSET  MARKET
               VALUE      INCOME  GAIN (LOSS)     HOLDERS(a)     HOLDERS(a)   TOTAL     HOLDERS   HOLDERS  TOTAL      VALUE   VALUE
====================================================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010          $14.28        $.86        $ .67          $(.03)         $  --   $1.50       $(.76)    $  --  $(.76)    $15.02  $16.20
2009           14.76         .91         (.43)          (.14)          (.04)    .30        (.66)     (.12)  (.78)     14.28   14.30
2008           14.85         .91         (.01)          (.23)          (.02)    .65        (.67)     (.07)  (.74)     14.76   15.00
2007           14.86         .91          .08           (.22)          (.01)    .76        (.73)     (.04)  (.77)     14.85   16.38
2006           15.64         .91         (.60)          (.17)          (.01)    .13        (.83)     (.08)  (.91)     14.86   16.60

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010           13.57         .77          .80           (.02)            --    1.55        (.68)       --   (.68)     14.44   14.06
2009           14.08         .84         (.58)          (.17)            --     .09        (.60)       --   (.60)     13.57   13.04
2008           14.30         .87         (.23)          (.25)            --     .39        (.61)       --   (.61)     14.08   13.63
2007           14.18         .86          .13           (.23)            --     .76        (.64)       --   (.64)     14.30   14.70
2006           14.78         .84         (.54)          (.18)            --     .12        (.72)       --   (.72)     14.18   14.09
====================================================================================================================================

                         AUCTION RATE PREFERRED SHARES                       MUNIFUND TERM PREFERRED SHARES
                                AT END OF PERIOD                                    AT END OF PERIOD
                     -------------------------------------   ---------------------------------------------------------------
                       AGGREGATE                               AGGREGATE                    ENDING     AVERAGE
                          AMOUNT   LIQUIDATION       ASSET        AMOUNT   LIQUIDATION      MARKET      MARKET        ASSET
                     OUTSTANDING         VALUE    COVERAGE   OUTSTANDING         VALUE       VALUE       VALUE     COVERAGE
                           (000)     PER SHARE   PER SHARE         (000)     PER SHARE   PER SHARE   PER SHARE    PER SHARE
============================================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                     $    --       $    --     $    --       $16,950        $10.00      $ 9.97      $ 9.96*      $30.55
2009                      16,125        25,000      76,305            --            --          --          --           --
2008                      17,500        25,000      73,840            --            --          --          --           --
2007                      17,500        25,000      74,094            --            --          --          --           --
2006                      17,500        25,000      74,074            --            --          --          --           --

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                          --            --          --        32,000         10.00       10.00        9.99**      29.71
2009                      30,025        25,000      74,329            --            --          --          --           --
2008                      32,000        25,000      73,028            --            --          --          --           --
2007                      32,000        25,000      73,691            --            --          --          --           --
2006                      32,000        25,000      73,302            --            --          --          --           --
============================================================================================================================

90 Nuveen Investments

                                                                RATIOS/SUPPLEMENTAL DATA
                                                   ---------------------------------------------------
                                                                      RATIOS TO AVERAGE NET ASSETS
                                                                      APPLICABLE TO COMMON SHARES
                               TOTAL RETURNS                             BEFORE REIMBURSEMENT(c)
                            -------------------                    -----------------------------------
                                          BASED          ENDING
                                             ON             NET
                             BASED       COMMON          ASSETS
                                ON    SHARE NET      APPLICABLE     EXPENSES     EXPENSES         NET
                            MARKET        ASSET       TO COMMON    INCLUDING    EXCLUDING  INVESTMENT
                             VALUE(b)     VALUE(b) SHARES (000)     INTEREST(e)  INTEREST      INCOME
======================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                         19.15%       10.69%        $34,833         1.61%        1.32%       5.64%
2009                          1.40         2.52          33,092         1.48         1.37        6.31
2008                         (3.63)        4.54          34,188         1.36         1.33        5.79
2007                          3.58         5.13          34,366         1.31         1.31        5.60
2006                          9.78          .84          34,352         1.29         1.29        5.51

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                         13.26        11.66          63,059         1.78         1.28        5.28
2009                           .53          .89          59,244         1.43         1.32        6.12
2008                         (3.07)        2.79          61,476         1.29         1.27        5.70
2007                          9.15         5.42          62,325         1.26         1.26        5.44
2006                          1.84          .83          61,826         1.24         1.24        5.30
======================================================================================================


                                        RATIOS/SUPPLEMENTAL DATA
                            -----------------------------------------------
                               RATIOS TO AVERAGE NET ASSETS
                               APPLICABLE TO COMMON SHARES
                                 AFTER REIMBURSEMENT(c)(d)
                            -----------------------------------
                             EXPENSES     EXPENSES          NET   PORTFOLIO
                            INCLUDING    EXCLUDING   INVESTMENT    TURNOVER
                             INTEREST(e)  INTEREST       INCOME        RATE
============================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
----------------------------------------------------------------------------
Year Ended 5/31:
2010                             1.40%        1.11%        5.86%          3%
2009                             1.19         1.08         6.60           0
2008                             1.00          .97         6.15          23
2007                              .87          .87         6.04          12
2006                              .84          .84         5.96          11

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
----------------------------------------------------------------------------
Year Ended 5/31:
2010                             1.61         1.12         5.45           3
2009                             1.14         1.03         6.41           0
2008                              .88          .86         6.11          24
2007                              .78          .78         5.92          15
2006                              .76          .76         5.78           9
============================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

* For the period March 31, 2010 (first issuance date of shares) through May 31, 2010.

** For the period February 10, 2010 (first issuance date of shares) through May 31, 2010.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 91

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                          INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                      -------------------------------------------------------------  ------------------------------
                                               DISTRIBUTIONS  DISTRIBUTIONS
                                                    FROM NET           FROM
                                                  INVESTMENT        CAPITAL                 NET
           BEGINNING                               INCOME TO       GAINS TO          INVESTMENT   CAPITAL            ENDING
              COMMON                      NET   AUCTION RATE   AUCTION RATE           INCOME TO  GAINS TO            COMMON
               SHARE         NET    REALIZED/      PREFERRED      PREFERRED              COMMON    COMMON             SHARE  ENDING
           NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-              SHARE-    SHARE-         NET ASSET  MARKET
               VALUE      INCOME  GAIN (LOSS)     HOLDERS(a)     HOLDERS(a)   TOTAL     HOLDERS   HOLDERS  TOTAL      VALUE   VALUE
====================================================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010          $13.29        $.87        $1.12          $(.03)          $ --   $1.96       $(.77)    $  --  $(.77)    $14.48  $14.93
2009           14.22         .91         (.98)          (.15)          (.02)   (.24)       (.65)     (.04)  (.69)     13.29   13.28
2008           14.56         .88         (.32)          (.25)          (.01)    .30        (.62)     (.02)  (.64)     14.22   13.61
2007           14.45         .88          .13           (.23)            --*    .78        (.67)       --*  (.67)     14.56   14.33
2006           15.10         .88         (.50)          (.18)            --     .20        (.81)     (.04)  (.85)     14.45   14.35

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010           13.52         .89          .80           (.02)          (.01)   1.66        (.77)     (.03)  (.80)     14.38   14.10
2009           14.36         .95         (.93)          (.17)            --    (.15)       (.69)       --   (.69)     13.52   13.83
2008           14.84         .94         (.45)          (.26)          (.01)    .22        (.68)     (.02)  (.70)     14.36   14.61
2007           14.83         .93          .08           (.25)            --     .76        (.75)       --   (.75)     14.84   16.28
2006           15.65         .95         (.54)          (.17)          (.02)    .22        (.85)     (.19) (1.04)     14.83   15.53
====================================================================================================================================

                                                                                                             AUCTION RATE PREFERRED
                                                                                                               SHARES AND MUNIFUND
           AUCTION RATE PREFERRED SHARES                     MUNIFUND TERM PREFERRED SHARES                   TERM PREFERRED SHARES
                 AT END OF PERIOD                                   AT END OF PERIOD                            AT END OF PERIOD
        -----------------------------------   ------------------------------------------------------------   -----------------------
          AGGREGATE                             AGGREGATE                  ENDING    AVERAGE
             AMOUNT  LIQUIDATION      ASSET        AMOUNT  LIQUIDATION     MARKET     MARKET         ASSET
        OUTSTANDING        VALUE   COVERAGE   OUTSTANDING        VALUE      VALUE      VALUE      COVERAGE    ASSET COVERAGE PER $1
              (000)    PER SHARE  PER SHARE         (000)    PER SHARE  PER SHARE  PER SHARE     PER SHARE   LIQUIDATION PREFERENCE
====================================================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010        $14,400      $25,000    $74,863       $20,210       $10.00     $10.00     $10.00**      $29.95                    $2.99
2009         34,000       25,000     71,559            --           --         --         --            --                       --
2008         34,000       25,000     74,794            --           --         --         --            --                       --
2007         34,000       25,000     75,973            --           --         --         --            --                       --
2006         34,000       25,000     75,571            --           --         --         --            --                       --

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010             --           --         --        14,725        10.00       9.98       9.95***      29.18                       --
2009         14,250       25,000     71,544            --           --         --         --            --                       --
2008         15,000       25,000     71,892            --           --         --         --            --                       --
2007         15,000       25,000     73,453            --           --         --         --            --                       --
2006         15,000       25,000     73,340            --           --         --         --            --                       --
====================================================================================================================================

92 Nuveen Investments

                                                            RATIOS/SUPPLEMENTAL DATA
                                                -------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS
                                                                  APPLICABLE TO COMMON SHARES
                            TOTAL RETURNS                            BEFORE REIMBURSEMENT(c)
                         -------------------                  -----------------------------------
                                       BASED          ENDING
                                          ON             NET
                          BASED       COMMON          ASSETS
                             ON    SHARE NET      APPLICABLE   EXPENSES     EXPENSES         NET
                         MARKET        ASSET       TO COMMON  INCLUDING    EXCLUDING  INVESTMENT
                          VALUE(b)     VALUE(b) SHARES (000)   INTEREST(e)  INTEREST      INCOME
=================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
-------------------------------------------------------------------------------------------------
Year Ended 5/31:          18.77%       15.03%        $69,031       1.60%        1.29%       6.21%
2010                       3.54        (1.36)         63,321       1.43         1.34        7.01
2009                       (.48)        2.08          67,720       1.26         1.26        6.09
2008                       4.60         5.47          69,323       1.24         1.24        5.97
2007                      (6.14)        1.41          68,776       1.25         1.25        5.98
2006

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                       7.90        12.50          28,235       1.67         1.38        6.16
2009                       (.04)        (.70)         26,530       1.54         1.44        7.09
2008                      (5.73)        1.55          28,135       1.32         1.32        6.11
2007                      10.04         5.14          29,072       1.33         1.33        5.84
2006                      (5.23)        1.49          29,004       1.29         1.29        5.79
=================================================================================================


                                    RATIOS/SUPPLEMENTAL DATA
                         ----------------------------------------------
                            RATIOS TO AVERAGE NET ASSETS
                             APPLICABLE TO COMMON SHARES
                              AFTER REIMBURSEMENT(c)(d)
                         ----------------------------------
                          EXPENSES     EXPENSES         NET  PORTFOLIO
                         INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
                          INTEREST(e)  INTEREST      INCOME       RATE
=======================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
-----------------------------------------------------------------------
Year Ended 5/31:               N/A%         N/A%        N/A%         3%
2010                           N/A          N/A         N/A          1
2009                           N/A          N/A         N/A         14
2008                           N/A          N/A         N/A          9
2007                           N/A          N/A         N/A         13
2006

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-----------------------------------------------------------------------
Year Ended 5/31:
2010                          1.54         1.25        6.29         11
2009                          1.33         1.23        7.30          1
2008                          1.05         1.05        6.39         15
2007                           .97          .97        6.19          9
2006                           .86          .86        6.21         13
=======================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

*     Rounds to less than $.01 per share.

** For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.

*** For the period March 23, 2010 (first issuance date of shares) through May 31, 2010.

N/A   Fund does not have a contractual reimbursement with the Adviser.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 93

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                          INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                      -------------------------------------------------------------  ---------------------------
                                               DISTRIBUTIONS  DISTRIBUTIONS
                                                    FROM NET           FROM
                                                  INVESTMENT        CAPITAL                 NET
           BEGINNING                               INCOME TO       GAINS TO          INVESTMENT   CAPITAL            ENDING
              COMMON                      NET   AUCTION RATE   AUCTION RATE           INCOME TO  GAINS TO            COMMON
               SHARE         NET    REALIZED/      PREFERRED      PREFERRED              COMMON    COMMON             SHARE  ENDING
           NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-              SHARE-    SHARE-         NET ASSET  MARKET
               VALUE      INCOME  GAIN (LOSS)     HOLDERS(a)     HOLDERS(a)   TOTAL     HOLDERS   HOLDERS  TOTAL      VALUE   VALUE
====================================================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010          $13.86        $.82        $ .79          $(.03)          $ --   $1.58       $(.73)     $ --  $(.73)    $14.71  $15.79
2009           14.28         .91         (.50)          (.17)            --     .24        (.66)       --   (.66)     13.86   13.15
2008           14.50         .90         (.21)          (.26)            --     .43        (.65)       --   (.65)     14.28   14.14
2007           14.39         .90          .08           (.25)            --     .73        (.62)       --   (.62)     14.50   14.45
2006           14.93         .90         (.53)          (.20)            --     .17        (.71)       --   (.71)     14.39   13.43

MISSOURI PREMIUM INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010           12.44         .83          .99           (.03)            --    1.79        (.68)       --   (.68)     13.55   16.50
2009           13.52         .85        (1.12)          (.16)            --    (.43)       (.65)       --   (.65)     12.44   12.90
2008           14.27         .89         (.62)          (.20)          (.04)    .03        (.65)     (.13)  (.78)     13.52   14.76
2007           14.40         .90         (.08)          (.23)            --*    .59        (.72)       --*  (.72)     14.27   16.56
2006           15.11         .92         (.51)          (.17)          (.01)    .23        (.84)     (.10)  (.94)     14.40   16.35
====================================================================================================================================

                         AUCTION RATE PREFERRED SHARES                       MUNIFUND TERM PREFERRED SHARES
                                AT END OF PERIOD                                    AT END OF PERIOD
                     -------------------------------------   ---------------------------------------------------------------
                       AGGREGATE                               AGGREGATE                    ENDING     AVERAGE
                          AMOUNT   LIQUIDATION       ASSET        AMOUNT   LIQUIDATION      MARKET      MARKET        ASSET
                     OUTSTANDING         VALUE    COVERAGE   OUTSTANDING         VALUE       VALUE       VALUE     COVERAGE
                           (000)     PER SHARE   PER SHARE         (000)     PER SHARE   PER SHARE   PER SHARE    PER SHARE
============================================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                     $    --       $    --     $    --       $22,075        $10.00      $10.00       $9.98**     $28.16
2009                      20,500        25,000      71,042            --            --          --          --           --
2008                      20,500        25,000      72,407            --            --          --          --           --
2007                      20,500        25,000      73,120            --            --          --          --           --
2006                      20,500        25,000      72,779            --            --          --          --           --

MISSOURI PREMIUM INCOME (NOM)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                      16,000        25,000      73,981            --            --          --          --           --
2009                      16,000        25,000      69,897            --            --          --          --           --
2008                      16,000        25,000      73,703            --            --          --          --           --
2007                      16,000        25,000      76,291            --            --          --          --           --
2006                      16,000        25,000      76,460            --            --          --          --           --
============================================================================================================================

94 Nuveen Investments

                                                                      RATIOS/SUPPLEMENTAL DATA
                                ----------------------------------------------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS          RATIOS TO AVERAGE NET ASSETS
                                                   APPLICABLE TO COMMON SHARES           APPLICABLE TO COMMON SHARES
            TOTAL RETURNS                            BEFORE REIMBURSEMENT(c)              AFTER REIMBURSEMENT(c)(d)
         -------------------                   ----------------------------------    -----------------------------------
                       BASED         ENDING
                          ON            NET
          BASED       COMMON         ASSETS
             ON    SHARE NET     APPLICABLE     EXPENSES     EXPENSES         NET      EXPENSES     EXPENSES         NET  PORTFOLIO
         MARKET        ASSET      TO COMMON    INCLUDING    EXCLUDING  INVESTMENT     INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
          VALUE(b)     VALUE(b) SHARES (000)    INTEREST(e)  INTEREST      INCOME      INTEREST(e)  INTEREST      INCOME       RATE
====================================================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010      26.19%       11.61%       $40,095         1.86%        1.38%       5.50%         1.67%        1.19%       5.69%         1%
2009      (2.11)        2.00         37,754         1.47         1.38        6.47          1.16         1.06        6.78          0
2008       2.49         3.04         38,873         1.29         1.29        5.82           .85          .85        6.25         13
2007      12.49         5.12         39,458         1.28         1.28        5.67           .79          .79        6.15          6
2006     (11.62)        1.20         39,179         1.29         1.29        5.66           .81          .81        6.14          5

MISSOURI PREMIUM INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010      34.31        14.69         31,348         1.37         1.34        6.37           N/A          N/A         N/A          7
2009      (7.83)       (2.92)        28,734         1.55         1.42        6.96           N/A          N/A         N/A          2
2008      (5.74)         .26         31,170         1.52         1.31        6.43           N/A          N/A         N/A          5
2007       5.98         4.17         32,826         1.39         1.30        6.15           N/A          N/A         N/A         16
2006      (3.53)        1.57         32,934         1.29         1.29        6.20           N/A          N/A         N/A          9
====================================================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

*     Rounds to less than $.01 per share.

** For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

N/A   Fund does not have a contractual reimbursement with the Adviser.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 95

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
   NAME,                                            ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
   BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
   & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o  ROBERT P. BREMNER(2)                                                             Private Investor and Management Consultant;
   8/22/40                      Chairman of                                         Treasurer and Director, Humanities Council of
   333 W. Wacker Drive          the Board           1996                200         Washington, D.C.
   Chicago, IL 60606            and Board Member

o  JACK B. EVANS                                                                    President, The Hall-Perrine Foundation, a
   10/22/48                                                                         private philanthropic corporation (since 1996);
   333 W. Wacker Drive          Board Member        1999                200         Director and Chairman, United Fire Group, a
   Chicago, IL 60606                                                                publicly held company; President Pro Tem of the
                                                                                    Board of Regents for the State of Iowa
                                                                                    University System; Director, Gazette Companies;
                                                                                    Life Trustee of Coe College and the Iowa College
                                                                                    Foundation; formerly, Director, Alliant Energy;
                                                                                    formerly, Director, Federal Reserve Bank of
                                                                                    Chicago; formerly, President and Chief Operating
                                                                                    Officer, SCI Financial Group, Inc., a regional
                                                                                    financial services firm.

o  WILLIAM C. HUNTER                                                                Dean, Tippie College of Business, University of
   3/6/48                                                                           Iowa (since 2006); Director (since 2004) of
   333 W. Wacker Drive          Board Member        2004                200         Xerox Corporation; Director (since 2005), Beta
   Chicago, IL 60606                                                                Gamma Sigma International Honor Society;
                                                                                    formerly, Dean and Distinguished Professor of
                                                                                    Finance, School of Business at the University of
                                                                                    Connecticut (2003-2006); previously, Senior Vice
                                                                                    President and Director of Research at the
                                                                                    Federal Reserve Bank of Chicago (1995-2003);
                                                                                    Director, SS&C Technologies, Inc. (May
                                                                                    2005-October 2005); formerly, Director
                                                                                    (1997-2007), Credit Research Center at
                                                                                    Georgetown University.

o  DAVID J. KUNDERT(2)                                                              Director, Northwestern Mutual Wealth Management
   10/28/42                                                                         Company; retired (since 2004) as Chairman,
   333 W. Wacker Drive          Board Member        2005                200         JPMorgan Fleming Asset Management, President and
   Chicago, IL 60606                                                                CEO, Banc One Investment Advisors Corporation,
                                                                                    and President, One Group Mutual Funds; prior
                                                                                    thereto, Executive Vice President, Banc One
                                                                                    Corporation and Chairman and CEO, Banc One
                                                                                    Investment Management Group; Member, Board of
                                                                                    Regents, Luther College; member of the Wisconsin
                                                                                    Bar Association; member of Board of Directors,
                                                                                    Friends of Boerner Botanical Gardens; member of
                                                                                    Board of Directors and chair of Investment
                                                                                    Committee, Greater Milwaukee Foundation.

o  WILLIAM J. SCHNEIDER(2)                                                          Chairman of Miller-Valentine Partners Ltd., a
   9/24/44                                                                          real estate investment company; formerly, Senior
   333 W. Wacker Drive          Board Member        1997                200         Partner and Chief Operating Officer (retired,
   Chicago, IL 60606                                                                2004) of Miller-Valentine Group; member,
                                                                                    University of Dayton Business School Advisory
                                                                                    Council; member, Mid-America Health System
                                                                                    board; formerly, member and chair, Dayton
                                                                                    Philharmonic Orchestra Association; formerly,
                                                                                    member, Business Advisory Council, Cleveland
                                                                                    Federal Reserve Bank; formerly, Director, Dayton
                                                                                    Development Coalition.

96 Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
   NAME,                                            ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
   BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
   & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o  JUDITH M. STOCKDALE                                                              Executive Director, Gaylord and Dorothy
   12/29/47                                                                         Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive          Board Member        1997                200         thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                Protection Fund (1990-1994).

o  CAROLE E. STONE(2)                                                               Director, Chicago Board Options Exchange (since
   6/28/47                                                                          2006); Director, C2 Options Exchange,
   333 W. Wacker Drive          Board Member        2007                200         Incorporated (since 2009); Commissioner, New
   Chicago, IL 60606                                                                York State Commission on Public Authority Reform
                                                                                    (since 2005); formerly, Chair, New York Racing
                                                                                    Association Oversight Board (2005-2007).

o  TERENCE J. TOTH(2)
   9/29/59                                                                          Director, Legal & General Investment Management
   333 W. Wacker Drive          Board Member        2008                200         America, Inc. (since 2008); Managing Partner,
   Chicago, IL 60606                                                                Promus Capital (since 2008); formerly, CEO and
                                                                                    President, Northern Trust Global Investments
                                                                                    (2004-2007); Executive Vice President,
                                                                                    Quantitative Management & Securities Lending
                                                                                    (2000-2004); prior thereto, various positions
                                                                                    with Northern Trust Company (since 1994);
                                                                                    member: Goodman Theatre Board (since 2004),
                                                                                    Chicago Fellowship Boards (since 2005),
                                                                                    University of Illinois Leadership Council Board
                                                                                    (since 2007) and Catalyst Schools of Chicago
                                                                                    Board (since 2008); formerly, member: Northern
                                                                                    Trust Mutual Funds Board (2005-2007), Northern
                                                                                    Trust Global Investments Board (2004-2007),
                                                                                    Northern Trust Japan Board (2004-2007), Northern
                                                                                    Trust Securities Inc. Board (2003-2007) and
                                                                                    Northern Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o  JOHN P. AMBOIAN(3)                                                               Chief Executive Officer (since July 2007),
   6/14/61                                                                          Director (since 1999) and Chairman (since 2007)
   333 W. Wacker Drive          Board Member        2008                200         of Nuveen Investments, Inc.; Chief Executive
   Chicago, IL 60606                                                                Officer (since 2007) of Nuveen Asset Management,
                                                                                    Nuveen Investments Advisors, Inc.; President
                                                                                    (since 2005) of Nuveen Commodities Asset
                                                                                    Management, LLC.

                                                           Nuveen Investments 97

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
   NAME,                                            YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
   BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
   AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o  GIFFORD R. ZIMMERMAN                                                             Managing Director (since 2002), Assistant
   9/9/56                       Chief                                               Secretary and Associate General Counsel of
   333 W. Wacker Drive          Administrative      1988                200         Nuveen Investments, LLC; Managing Director,
   Chicago, IL 60606            Officer                                             Associate General Counsel and Assistant
                                                                                    Secretary, of Nuveen Asset Management (since
                                                                                    2002) and of Symphony Asset Management LLC,
                                                                                    (since 2003); Vice President and Assistant
                                                                                    Secretary of NWQ Investment Management Company,
                                                                                    LLC. (since 2002), Nuveen Investments Advisers
                                                                                    Inc. (since 2002), Tradewinds Global Investors,
                                                                                    LLC, and Santa Barbara Asset Management, LLC
                                                                                    (since 2006), Nuveen HydePark Group LLC and
                                                                                    Nuveen Investment Solutions, Inc. (since 2007);
                                                                                    Managing Director (since 2004) and Assistant
                                                                                    Secretary (since 1994) of Nuveen Investments,
                                                                                    Inc.; Managing Director (since 2005) of Nuveen
                                                                                    Commodities Asset Management, LLC; Chartered
                                                                                    Financial Analyst.

o  WILLIAM ADAMS IV                                                                 Executive Vice President of Nuveen Investments,
   6/9/55                                                                           Inc.; Executive Vice President, U.S. Structured
   333 W. Wacker Drive          Vice President      2007                125         Products of Nuveen Investments, LLC, (since
   Chicago, IL 60606                                                                1999),; Executive Vice President (since 2005)
                                                                                    of Nuveen Commodities Asset Management, LLC.

o  CEDRIC H. ANTOSIEWICZ                                                            Managing Director, (since 2004), previously,
   1/11/62                                                                          Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive          Vice President      2007                125         Investments, LLC.
   Chicago, IL 60606

o  NIZIDA ARRIAGA                                                                   Senior Vice President of Nuveen Investments, LLC
   6/1/68                                                                           (since 2010); formerly, Vice President
   333 W. Wacker Drive          Vice President      2009                200         (2007-2010); previously, Portfolio Manager,
   Chicago, IL 60606                                                                Allstate Investments, LLC (1996-2006); Chartered
                                                                                    Financial Analyst.

o  MICHAEL T. ATKINSON                                                              Vice President (since 2002) of Nuveen
   2/3/66                       Vice President                                      Investments, LLC.; Vice President of Nuveen
   333 W. Wacker Drive          and Assistant       2000                200         Asset Management (since 2005).
   Chicago, IL 60606            Secretary

o  MARGO L. COOK                                                                    Executive Vice President (since Oct 2008) of
   4/11/64                                                                          Nuveen Investments, Inc.; previously, Head of
   333 W. Wacker Drive          Vice President      2009                200         Institutional Asset Management (2007-2008) of
   Chicago, IL 60606                                                                Bear Stearns Asset Management; Head of
                                                                                    Institutional Asset Mgt (1986-2007) of Bank of
                                                                                    NY Mellon; Chartered Financial Analyst.

o  LORNA C. FERGUSON                                                                Managing Director (since 2004) of Nuveen
   10/24/45                                                                         Investments, LLC and Managing Director (since
   333 W. Wacker Drive          Vice President      1998                200         2005) of Nuveen Asset Management.
   Chicago, IL 60606

o  STEPHEN D. FOY                                                                   Senior Vice President (since 2010), formerly,
   5/31/54                      Vice President                                      Vice President (1993-2010) and Funds Controller
   333 W. Wacker Drive          and Controller      1998                200         (since 1998) of Nuveen Investments, LLC; Vice
   Chicago, IL 60606                                                                President (2005-2010) of Nuveen Asset
                                                                                    Management; Certified Public Accountant.

o  SCOTT S. GRACE                                                                   Managing Director, Corporate Finance &
   8/20/70                      Vice President                                      Development, Treasurer (since September 2009) of
   333 W. Wacker Drive          and Treasurer       2009                200         Nuveen Investments, LLC; Managing Director and
   Chicago, IL 60606                                                                Treasurer of Nuveen Asset Management (since
                                                                                    2009); formerly, Treasurer (2006-2009), Senior
                                                                                    Vice President (2008-2009), previously, Vice
                                                                                    President (2006-2008) of Janus Capital Group,
                                                                                    Inc.; formerly, Senior Associate in Morgan
                                                                                    Stanley's Global Financial Services Group
                                                                                    (2000-2003); Chartered Accountant Designation.

98 Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
   NAME,                                            YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
   BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
   AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o  WILLIAM T. HUFFMAN                                                               Chief Operating Officer, Municipal Fixed Income
   5/7/69                                                                           (since 2008) of Nuveen Asset Management;
   333 W. Wacker Drive          Vice President      2009                136         previously, Chairman, President and Chief
   Chicago, IL 60606                                                                Executive Officer (2002 - 2007) of Northern
                                                                                    Trust Global Advisors, Inc. and Chief Executive
                                                                                    Officer (2007) of Northern Trust Global
                                                                                    Investments Limited; Certified Public
                                                                                    Accountant.

o  WALTER M. KELLY                                                                  Senior Vice President (since 2008), Vice
   2/24/70                      Chief Compliance                                    President (2006-2008) formerly, Assistant Vice
   333 W. Wacker Drive          Officer and         2003                200         President and Assistant General Counsel
   Chicago, IL 60606            Vice President                                      (2003-2006) of Nuveen Investments, LLC; Senior
                                                                                    Vice President (since 2008), formerly, Vice
                                                                                    President (2006-2008) and Assistant Secretary
                                                                                    (since 2008) of Nuveen Asset Management.

o  DAVID J. LAMB                                                                    Senior Vice President (since 2009), formerly,
   3/22/63                                                                          Vice President (2000-2009) of Nuveen
   333 W. Wacker Drive          Vice President      2000                200         Investments, LLC; Vice President (since 2005) of
   Chicago, IL 60606                                                                Nuveen Asset Management; Certified Public
                                                                                    Accountant.

o  TINA M. LAZAR                                                                    Senior Vice President (since 2009), formerly,
   8/27/61                                                                          Vice President of Nuveen Investments, LLC
   333 W. Wacker Drive          Vice President      2002                200         (1999-2009); Vice President of Nuveen Asset
   Chicago, IL 60606                                                                Management (since 2005).

o  LARRY W. MARTIN                                                                  Senior Vice President (since 2010), formerly,
   7/27/51                      Vice President                                      Vice President (1993- 2010), Assistant Secretary
   333 W. Wacker Drive          and Assistant       1988                200         and Assistant General Counsel of Nuveen
   Chicago, IL 60606            Secretary                                           Investments, LLC; Vice President (since 2005)
                                                                                    and Assistant Secretary of Nuveen Investments,
                                                                                    Inc.; Vice President (since 2005) and Assistant
                                                                                    Secretary (since 1997) of Nuveen Asset
                                                                                    Management; Vice President and Assistant
                                                                                    Secretary of Nuveen Investments Advisers Inc.
                                                                                    (since 2002); NWQ Investment Management Company,
                                                                                    LLC (since 2002), Symphony Asset Management LLC
                                                                                    (since 2003), Tradewinds Global Investors, LLC,
                                                                                    Santa Barbara Asset Management LLC (since 2006)
                                                                                    and of Nuveen HydePark Group, LLC and Nuveen
                                                                                    Investment Solutions, Inc. (since 2007).

o  KEVIN J. MCCARTHY                                                                Managing Director (since 2008), formerly, Vice
   3/26/66                      Vice President                                      President (2007-2008), Nuveen Investments, LLC;
   333 W. Wacker Drive          and Secretary       2007                200         Managing Director (since 2008), formerly, Vice
   Chicago, IL 60606                                                                President, and Assistant Secretary, Nuveen Asset
                                                                                    Management, and Nuveen Investments Holdings,
                                                                                    Inc.; Vice President (since 2007) and Assistant
                                                                                    Secretary, Nuveen Investment Advisers Inc., NWQ
                                                                                    Investment Management Company, LLC, Tradewinds
                                                                                    Global Investors LLC, NWQ Holdings, LLC,
                                                                                    Symphony Asset Management LLC, Santa Barbara
                                                                                    Asset Management LLC, Nuveen HydePark Group, LLC
                                                                                    and Nuveen Investment Solutions, Inc. (since
                                                                                    2007); prior thereto, Partner, Bell, Boyd &
                                                                                    Lloyd LLP (1997-2007).

o  JOHN V. MILLER                                                                   Chief Investment Officer and Managing Director
   4/10/67                                                                          (since 2007), formerly, Vice President
   333 W. Wacker Drive          Vice President      2007                136         (2002-2007) of Nuveen Asset Management and
   Chicago, IL 60606                                                                Managing Director (since 2007), formerly Vice
                                                                                    President (2002-2007) Nuveen Investments, LLC;
                                                                                    Chartered Financial Analyst.

                                                           Nuveen Investments 99

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
   NAME,                                            YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
   BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
   AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o  GREGORY MINO                                                                     Senior Vice President (since 2010) of Nuveen
   1/4/71                                                                           Investments, LLC, formerly, Vice President
   333 W. Wacker Drive          Vice President      2009                200         (2008-2010); previously, Director (2004- 2007)
   Chicago, IL 60606                                                                and Executive Director (2007-2008) of UBS Global
                                                                                    Asset Management; previously, Vice President
                                                                                    (2000-2003) and Director (2003-2004) of Merrill
                                                                                    Lynch Investment Managers; Chartered Financial
                                                                                    Analyst.

o  CHRISTOPHER M. ROHRBACHER                                                        Vice President, Nuveen Investments, LLC (since
   8/1/71                       Vice President                                      2008); Vice President and Assistant Secretary,
   333 W. Wacker Drive          and Assistant       2008                200         Nuveen Asset Management (since 2008); prior
   Chicago, IL 60606            Secretary                                           thereto, Associate, Skadden, Arps, Slate,
                                                                                    Meagher & Flom LLP (2002-2008).

o  JAMES F. RUANE                                                                   Vice President, Nuveen Investments, LLC (since
   7/3/62                       Vice President                                      2007); prior thereto, Partner, Deloitte & Touche
   333 W. Wacker Drive          and Assistant       2007                200         USA LLP (2005-2007), formerly, senior tax
   Chicago, IL 60606            Secretary                                           manager (2002-2005); Certified Public
                                                                                    Accountant.

o  MARK L. WINGET                                                                   Vice President, Nuveen Investments, LLC (since
   12/21/68                     Vice President                                      2008); Vice President and Assistant Secretary,
   333 W. Wacker Drive          and Assistant       2008                200         Nuveen Asset Management (since 2008); prior
   Chicago, IL 60606            Secretary                                           thereto, Counsel, Vedder Price P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

100 Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 ACT"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "INDEPENDENT BOARD MEMBERS"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the "MAY MEETING"), the Boards of Trustees or Directors (as the case may be) (each a "BOARD" and each Trustee or Director, a "BOARD MEMBER") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "ADVISORY AGREEMENT") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the "APRIL MEETING"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as

                                                          Nuveen Investments 101

Annual Investment Management Agreement
Approval Process (continued)

all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen's efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

102 Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "PERFORMANCE PEER GROUP") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund's total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund's total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by NAM in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund's performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen Connecticut Dividend Advantage Municipal Fund and the Nuveen Connecticut Dividend Advantage Municipal Fund 2 outperformed or matched the performance of their respective benchmarks in the one- and three-year periods and that each other Fund outperformed the performance of its respective benchmark in the one-year period but underperformed such benchmark in the three-year period.

                                                          Nuveen Investments 103

Annual Investment Management Agreement
Approval Process (continued)

C. FEES, EXPENSES AND PROFITABILITY

   1. Fees and Expenses

   The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "PEER UNIVERSE") and in certain cases, to a more focused subset of funds in the Peer Universe (the "PEER GROUP") and any expense limitations.

   The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

   In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Except as set forth in the following sentence, the Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer averages of their Peer Group or Peer Universe. The Nuveen Connecticut Premium Income Municipal Fund, the Nuveen Massachusetts Premium Income Municipal Fund and the Nuveen Missouri Premium Income Municipal Fund had net advisory fees above the peer average but net expense ratios below, at or near the peer expense ratio average.

   Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

   2. Comparisons with the Fees of Other Clients

   The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and

104 Nuveen Investments
   regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

   3. Profitability of Nuveen

   In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

   In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board

                                                          Nuveen Investments 105

Annual Investment Management Agreement
Approval Process (continued)

   Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

106 Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 107

Reinvest Automatically
Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS AUTOMATIC REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

108 Nuveen Investments
exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 109

Glossary of Terms
Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

110 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 111

Notes

112 Nuveen Investments

Other Useful Information

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common and/or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                 COMMON SHARES      PREFERRED SHARES
       FUND        REPURCHASED              REDEEMED

       NTC                  --                   709
       NFC                  --                   609
       NGK                  --                   618
       NGO                  --                 1,131
       NMT                  --                   784
       NMB                  --                   570
       NGX                  --                   820
       NOM                  --                    --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 113

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o  Share prices

o  Fund details

o  Daily financial news

o  Investor education

o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     EAN-B-0510D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Nuveen Massachusetts Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                            AUDIT FEES BILLED            AUDIT-RELATED FEES                   TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED              TO FUND (1)               BILLED TO FUND (2)              BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                       $ 8,691                 $ 12,500                            $ 0                      $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                       0%                             0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                       $ 8,597                 $      0                            $ 0                      $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                       0%                             0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO                ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                                                $ 0                           $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                            0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                                                $ 0                           $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                            0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                  TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                     BILLED TO FUND           REPORTING OF THE FUND)               ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                              $ 850                       $ 0                             $ 0                      $ 850
May 31, 2009                              $ 850                       $ 0                             $ 0                      $ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                 FUND
Cathryn P. Steeves   Nuveen Massachusetts Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                    NUMBER OF
PORTFOLIO MANAGER   MANAGED                            ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company      44         $8.327 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     0          $0

* Assets are as of May 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 55,306 securities with an aggregate current market value of $1,205 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves   Nuveen Massachusetts Dividend Advantage Municipal Fund        $0            $10,001-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD, Senior Vice President of NAM, is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University as well as an MA, an MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Massachusetts Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 6, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 6, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 6, 2010
    -------------------------------------------------------------------